       As filed with the Securities and Exchange Commission on February 29, 2000 Investment Company Act File No. 811-1911; Securities Act File No. 2-34215

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 76 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 56 [X]

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                  787 Seventh Avenue, New York, New York 10019
                                 (212) 492-6000

                               Alexandra Poe, Esq.
                Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                                   Copies to:
                               Julie Tedesco, Esq.
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                        Boston, Massachusetts 02105-1713

                            Timothy W. Diggins, Esq.
                                  Ropes & Gray
                             One International Place
                        Boston, Massachusetts 02110-2624


It is proposed that this filing will become effective (check appropriate box):
[x] Immediately upon filing          | | On (date) pursuant to paragraph (b)
    pursuant to paragraph (b)
| | 60 days after filing pursuant    | | On (date) pursuant to paragraph (a)(1)
    to paragraph (a)(1)
| | 75 days after filing pursuant    | | On (date) pursuant to paragraph
    to paragraph (a)(2)                  (a)(2) of Rule 485.

If appropriate, check the following box:
| | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC As soon as practicable after this Registration Statement becomes effective.

[LOGO]

--------------------------------------------------------------------------------

PROSPECTUS


MARCH 1, 2000


SCHRODER CAPITAL FUNDS (DELAWARE)
INVESTOR SHARES


This Prospectus describes seven mutual funds offered by Schroder Capital Funds (Delaware). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.


    SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

    SCHRODER EMERGING MARKETS FUND seeks long-term capital appreciation. The Fund invests primarily in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.

    SCHRODER INTERNATIONAL SMALLER COMPANIES FUND seeks long-term capital appreciation through investment in securities markets outside the United States. The Fund invests primarily in equity securities of companies with market capitalizations of $1.5 billion or less.

    SCHRODER GREATER CHINA FUND seeks long-term growth of capital. The Fund invests primarily in common stocks and other securities of issuers domiciled or doing business in China, Hong Kong SAR, and Taiwan.

    SCHRODER U.S. DIVERSIFIED GROWTH FUND seeks growth of capital. The Fund invests in equity securities of companies in the United States.

    SCHRODER U.S. SMALLER COMPANIES FUND seeks capital appreciation. The Fund invests in equity securities of issuers domiciled in the United States with market capitalizations of $1.5 billion or less.

    SCHRODER MICRO CAP FUND seeks long-term capital appreciation. The Fund invests in equity securities of issuers domiciled in the United States with market capitalizations in the bottom third of companies in the Russell 2000 Growth Index or of $300 million or less. (Shares of Schroder Micro Cap Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder Investment Management North America Inc. and its affiliates.)


You can call the Trust at (800) 464-3108 to find out more about the Funds and other funds in the Schroder family.


This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                    PAGE
                                                --------
SUMMARY INFORMATION............................        3

  Schroder International Fund..................        3

  Schroder Emerging Markets Fund...............        5

  Schroder International Smaller Companies
  Fund.........................................        7

  Schroder Greater China Fund..................        8

  Schroder U.S. Diversified Growth Fund........       10

  Schroder U.S. Smaller Companies Fund.........       11

  Schroder Micro Cap Fund......................       12

FEES AND EXPENSES..............................       14

OTHER INVESTMENT STRATEGIES AND RISKS..........       16

MANAGEMENT OF THE FUNDS........................       20

HOW THE FUNDS' SHARES ARE PRICED...............       22

HOW TO BUY SHARES..............................       23

HOW TO SELL SHARES.............................       25

EXCHANGES......................................       26

DIVIDENDS AND DISTRIBUTIONS....................       26

TAXES..........................................       27

FINANCIAL HIGHLIGHTS...........................       28

ACCOUNT APPLICATION............................      A-1

SUMMARY INFORMATION

The Funds offered by Schroder Capital Funds (Delaware) provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks. A Fund's investment objective may not be changed without shareholder approval. The investment policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders.


The summary for each Fund (other than Schroder Greater China Fund which has not had shares outstanding for a full calendar year) includes a bar chart that shows how the investment returns of that Fund's Investor Shares have varied from year to year by setting forth returns for each full calendar year since the Fund commenced operations. The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds.


SCHRODER INTERNATIONAL FUND


- INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



  The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.



  The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.


  The Fund also may do the following:

     - Invest in securities of issuers domiciled or doing business in "emerging market" countries.

     - Invest in securities of closed-end investment companies that invest primarily in foreign securities.

- PRINCIPAL RISKS.


     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.


     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.


     - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.


     - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets.



                 SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END
                   Annual Return
1990                     -11.41%
1991                       4.62%
1992                      -4.01%
1993                      45.72%
1994                      -0.27%
1995                      11.57%
1996                       9.93%
1997                       3.34%
1998                      13.52%
1999                      30.99%


During the periods shown above, the highest quarterly return was 21.57% for the quarter ended
December 31, 1999, and the lowest was -19.79% for the quarter ended September 30, 1990.



  AVERAGE ANNUAL TOTAL RETURNS                                   ONE           FIVE       TEN
  (FOR PERIODS ENDED DECEMBER 31, 1999)                          YEAR         YEARS      YEARS
  Schroder International Fund                                    30.99%        13.51%      9.32%
  Morgan Stanley Capital International EAFE Index*               27.06%        12.96%      7.19%



* The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

SCHRODER EMERGING MARKETS FUND

- INVESTMENT OBJECTIVE. To seek long-term capital appreciation.


- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remaining 35% of its assets in securities of issuers located anywhere in the world. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



  The Fund invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in the Index (and therefore generally NOT considered to be "emerging market" countries) include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund normally will invest in at least three countries other than the United States.



  The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.


  The Fund also may do the following:


     - Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.



     - Invest up to 35% of its assets in debt securities, including lower quality, high yielding debt securities (commonly known as "junk bonds"), which entail certain risks.


     - Invest up to 5% of its assets in sovereign debt securities that are in default.

- PRINCIPAL RISKS.


     - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.



     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.



     - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.



     - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.



     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.



     - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).



     - JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Fund may become more volatile.



               SCHRODER EMERGING MARKETS FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END
                   Annual Return
1998                     -16.53%
1999                      79.87%


During the periods shown above, the highest quarterly return was 29.54% for the quarter ended June 30, 1999, and the lowest was -21.26% for the quarter ended June 30, 1998.



                                                                              LIFE OF FUND
  AVERAGE ANNUAL TOTAL RETURNS                                    ONE            (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                           YEAR         10/30/97)
  Schroder Emerging Markets Fund                                  79.87%              20.87%
  Morgan Stanley Capital International Emerging Markets Free
  Index*                                                          66.41%              13.11%



* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America, and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND


- INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of smaller companies (with market capitalizations of $1.5 billion or less at the time of investment) domiciled outside the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



  In selecting investments for the Fund, Schroder considers a number of factors, including the company's potential for long-term growth, financial condition, sensitivity to cyclical factors, the relative value of the company's securities (compared to that of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company. The Fund will invest in securities of issuers domiciled in at least three countries other than the United States, and may, although it does not currently, invest in the securities of issuers domiciled or doing business in emerging market countries. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.


  The Fund invests in small capitalization companies that Schroder believes offer the potential for capital growth. In doing so, Schroder considers, among other things, an issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages.

  The Fund also may do the following:


     - Invest in closed-end investment companies that invest primarily in foreign securities.


     - Invest in securities of issuers domiciled or doing business in emerging market countries.

- PRINCIPAL RISKS.


     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.


     - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.


     - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

        SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END
                   Annual Return
1997                     -14.13%
1998                      25.98%
1999                      90.29%


During the periods shown above, the highest quarterly return was 26.32% for the quarter ended
December 31, 1999, and the lowest was -15.41% for the quarter ended September 30, 1998.



                                                                                   LIFE OF FUND
  AVERAGE ANNUAL TOTAL RETURNS                                       ONE            (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                              YEAR          11/4/96)
  Schroder International Smaller Companies Fund                      90.29%           25.35%
  Salomon Smith Barney Extended Market Index (EPAC)*                 22.97%            7.43%



* The Salomon Smith Barney Extended Market Index (Europe Pacific Basin Countries) (EMI EPAC) is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.


SCHRODER GREATER CHINA FUND

- INVESTMENT OBJECTIVE. To seek long-term growth of capital.


- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in securities of companies located in China, Hong Kong SAR, and Taiwan. Schroder will consider an issuer of securities to be located in China, Hong Kong SAR, or Taiwan if it is organized under the laws of China, Hong Kong SAR, or Taiwan (or any political subdivision thereof); its primary securities trading market is in China, Hong Kong SAR, or Taiwan; at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in China, Hong Kong SAR, or Taiwan; or at least 50% of its assets are situated in China, Hong Kong SAR, or Taiwan.



  The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common or preferred stocks.



  The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.



  The Fund also may do the following:


     - Engage in a variety of transactions involving the use of options and futures contracts.

     - Engage in currency exchange transactions relating to Chinese and Taiwanese currencies.

     -  Invest in closed-end investment companies.

- PRINCIPAL RISKS.

     - INVESTMENT IN CHINA, HONG KONG SAR, AND TAIWAN. Investment in China, Hong Kong SAR, and Taiwan entails significant risks. China is a communist country, and there can be no assurance that economic or market reforms that have occurred in recent years will continue, or that they will not be scaled back. In particular, it is possible that political instability, including changes of leadership at various levels of government within China or a political reaction against capitalism, will lead to economic uncertainty or to changes in economic or market conditions which are adverse to investments in securities of issuers organized or doing business in China. Additionally, relations between China and certain other Asian nations have historically been unfriendly and at times hostile. Increased hostility between China and such nations would likely have an adverse impact on the values of the Fund's investments in China.

        China gained control of Hong Kong in July 1997. Changes in Hong Kong's political, economic, or market conditions as a result of China's control could adversely affect the value of the Fund's investments in issuers organized or doing business in Hong Kong.

        Continuing hostility between China and Taiwan, over which China continues to claim sovereignty, may have an adverse impact on the values of the Fund's investments in either China or Taiwan, or make investment in either China or Taiwan impracticable or impossible. The escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund's investments in both countries.


     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange, and taxation.


     - SMALL COMPANIES. The Fund may invest a substantial portion of its assets in small companies (I.E., companies with market capitalizations below $1 billion), which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


     - GEOGRAPHIC CONCENTRATION. Because the Fund's investments will be concentrated in securities of issuers located in China, Hong Kong SAR, and Taiwan, the Fund will be more susceptible to the political and economic developments and market fluctuations in those countries than if it invested in a more geographically diversified portfolio.



     - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.



     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.



     - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).



NOTE: THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AND, THUS, THERE IS NO BAR CHART OR TOTAL RETURN TABLE SHOWN FOR THE FUND.

SCHRODER U.S. DIVERSIFIED GROWTH FUND
(FORMERLY, SCHRODER U.S. EQUITY FUND)

- INVESTMENT OBJECTIVE. To seek growth of capital.


- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all of its assets in equity securities of companies in the United States. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks. The Fund normally invests in securities of companies with market capitalizations of more than $3 billion (at the time of investment).



  The Fund may invest in companies that Schroder believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by Schroder.



- PRINCIPAL RISKS.



     - EQUITY SECURITIES. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.



            SCHRODER U.S. DIVERSIFIED GROWTH FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END
                   Annual Return
1990                      -4.00%
1991                      38.28%
1992                      15.23%
1993                      12.50%
1994                      -5.21%
1995                      28.03%
1996                      21.48%
1997                      23.33%
1998                      21.94%
1999                      30.91%


During the periods shown above, the highest quarterly return was 26.48% for the quarter ended
December 31, 1998, and the lowest was -15.40% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                   ONE           FIVE       TEN
  (FOR PERIODS ENDED DECEMBER 31, 1999)                          YEAR         YEARS      YEARS
  Schroder U.S. Diversified Growth Fund                          30.91%        25.08%     17.45%
  Standard & Poor's 500 Index*                                   21.04%        28.55%     17.89%


* The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

SCHRODER U.S. SMALLER COMPANIES FUND


- INVESTMENT OBJECTIVE. Capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 65% of its total assets in equity securities of companies in the United States that have (at the time of investment) market capitalizations of $1.5 billion or less. The Fund also may invest in equity securities of larger companies and in debt securities, if Schroder believes such investments are consistent with the Fund's investment objective. The Fund invests in a variety of equity securities including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



  In selecting investments for the Fund, Schroder seeks to identify securities of companies with strong management that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. The Fund intends to invest no more than 25% of its total assets in securities of small companies that, together with their predecessors, have been in operation for less than three years.


- PRINCIPAL RISKS.

     - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.


     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.



            SCHRODER U.S. SMALLER COMPANIES FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END
                   Annual Return
1994                       4.45%
1995                      49.08%
1996                      22.29%
1997                      26.86%
1998                      -9.23%
1999                      13.10%


During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.



                                                                                            LIFE OF
                                                                                             FUND
  AVERAGE ANNUAL TOTAL RETURNS                                    ONE             FIVE      (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                          YEAR            YEARS      8/6/93)
  Schroder U.S. Smaller Companies Fund                               13.10%       18.88%      17.29%
  Russell 2000 Index*                                                21.26%       16.69%      12.41%


* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

SCHRODER MICRO CAP FUND

SHARES OF SCHRODER MICRO CAP FUND ARE NOT CURRENTLY BEING OFFERED TO THE PUBLIC GENERALLY, AND MAY BE PURCHASED ONLY BY EXISTING SHAREHOLDERS AND BY EMPLOYEES OF SCHRODER AND ITS AFFILIATES. SCHRODER MAY RECOMMEND AT ANY TIME THAT A MORE GENERAL OFFERING OF THE FUND'S SHARES BE RESUMED.

- INVESTMENT OBJECTIVE. Long-term capital appreciation.


- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of micro cap companies domiciled in the United States. A micro cap company is a company with, at the time of initial investment, a market capitalization in the bottom one-third of companies in the Russell 2000 Growth Index (measured by capitalization), or with a market capitalization of $300 million or less. The Fund invests in a variety of equity securities including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



  Schroder seeks to identify securities of companies that it believes offer the potential for long-term capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, companies that have gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in securities of small, unseasoned companies, as well as securities of more established companies. Up to 35% of the Fund's assets may comprise other investments, including equity securities of larger capitalization companies, if Schroder believes that such investments are warranted to achieve the Fund's investment objective.


  The Fund also may do the following:

     - Invest, to a limited degree, in non-convertible debt securities, when Schroder believes that such investments are warranted to achieve the Fund's investment objective.

     - Sell securities short and then borrow those same securities from a broker or other institution to complete the sale (a "short sale").

     - Engage in a variety of transactions involving the use of options and futures contracts, including index options and index futures contracts, primarily for hedging purposes.


     - Invest in closed-end investment companies that invest primarily in micro cap securities.


     - Purchase securities of a company in the company's initial public offering of securities.

- PRINCIPAL RISKS.


     - SMALL COMPANIES. The Fund invests primarily in micro cap companies and is therefore particulary sensitive to the risks associated with small companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earning potential or assets.



     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

     - INITIAL PUBLIC OFFERINGS (IPOS). The Fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Only a small portion of the securities being offered in an initial public offering may be made available to the Fund, which may be less than the Fund might otherwise wish to buy. Under certain market conditions, very few, if any, companies may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile. During the periods covered in the bar chart and table below, the Fund invested in a significant number of IPOs.



                   SCHRODER MICRO CAP FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END
                   Annual Return
1998                      63.04%
1999                      94.92%


During the periods shown above, the highest quarterly return was 26.99% for the quarter ended June 30, 1999, and the lowest was -2.85% for the quarter ended September 30, 1998.



                                                                             LIFE OF FUND
  AVERAGE ANNUAL TOTAL RETURNS                                    ONE           (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                           YEAR        10/15/97)
  Schroder Micro Cap Fund                                         94.92%             74.40%
  Russell 2000 Index*                                             21.26%              4.01%


* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

Maximum Sales Load Imposed on Purchases.....................  None
Maximum Deferred Sales Load.................................  None
Maximum Sales Load Imposed on Reinvested Dividends..........  None
Redemption Fee..............................................  None
Exchange Fee................................................  None

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets):


                                                              SCHRODER                     SCHRODER
                                                SCHRODER    INTERNATIONAL                    U.S.         SCHRODER
                                  SCHRODER      EMERGING       SMALLER       SCHRODER     DIVERSIFIED   U.S. SMALLER    SCHRODER
                                INTERNATIONAL    MARKETS      COMPANIES       GREATER       GROWTH       COMPANIES     MICRO CAP
                                    FUND          FUND          FUND        CHINA FUND       FUND           FUND          FUND
                                -------------   ---------   -------------   -----------   -----------   ------------   ----------
Management Fees(1)............        0.69%(3)      1.25%         1.10%          1.15%         0.75%         0.75%         1.50%
Distribution (12b-1) Fees.....        None          None          None           None          None          None          None
Other Expenses................        0.37          6.59          1.64          12.16          1.24          0.60          1.03
                                   -------       -------       -------       --------       -------       -------       -------
Total Annual Fund Operating
 Expenses.....................        1.06          7.84          2.74          13.31          1.99          1.35          2.53
Fee Waiver and/or Expense
 Limitation...................        0.07(2)       6.14(2)       1.24(2)       11.31(2)       0.49(2)        N/A          0.53(2)
                                   -------       -------       -------       --------       -------       -------       -------
Net Expenses..................        0.99(2)       1.70(2)       1.50(2)        2.00(2)       1.50(2)       1.35          2.00(2)



(1) Management Fees include all fees payable to Schroder and its affiliates for investment advisory and fund administration services.



(2) The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2000, on the Total Annual Fund Operating Expenses of the Funds.



(3) The expense information for Schroder International Fund has been restated to reflect current Management Fees. Prior to June 1, 1999, the Fund paid Management Fees of 0.675%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth on the previous page (absent the noted Fee Waiver and/or Expense Limitation). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                            --------   --------   --------   --------
Schroder International Fund*                                 $  109     $  339     $  587     $1,299
Schroder Emerging Markets Fund*                              $  804     $2,338     $3,781     $7,022
Schroder International Smaller Companies Fund*               $  281     $  861     $1,467     $3,102
Schroder Greater China Fund*                                 $1,364     $3,749     $5,740     $9,393
Schroder U.S. Diversified Growth Fund*                       $  204     $  630     $1,082     $2,334
Schroder U.S. Smaller Companies Fund                         $  138     $  430     $  744     $1,632
Schroder Micro Cap Fund*                                     $  259     $  797     $1,361     $2,893



* Assuming that each of these Fund's operating expenses remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:



     Schroder International Fund -- $101, $317, $549, and $1,217.



     Schroder Emerging Markets Fund -- $174, $540, $930, and $2,021.



     Schroder International Smaller Companies Fund -- $154, $477, $824, and $1,801.



     Schroder Greater China Fund -- $205, $633, $1,087, and $2,345.



     Schroder U.S. Diversified Growth Fund -- $154, $477, $824, and $1,801.



     Schroder Micro Cap Fund -- $205, $633, $1,087, and $2,345.

OTHER INVESTMENT STRATEGIES AND RISKS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.

RISKS OF INVESTING IN THE FUNDS


     - FOREIGN SECURITIES AND CURRENCIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.


        In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.


        If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

        Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.



     - DEBT SECURITIES. To varying extents, all of the Funds may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Also, to varying extents, all of the Funds may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by a Fund more volatile and could limit the Fund's ability to liquidate its securities. Changes in the ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.


     - U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.


     - RISKS OF SMALLER CAPITALIZATION COMPANIES. Shroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder Greater China Fund, Schroder U.S. Smaller Companies Fund, and Schroder Micro Cap Fund invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small, and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES


In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.



     - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.


        In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

        From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.


        The Funds may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.


        A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

     - SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. Each Fund (other than Schroder International Fund and Schroder U.S. Diversified Growth Fund) may lend portfolio securities to broker-dealers up to one-third of the Fund's total assets. Each Fund (other than Schroder U.S. Diversified Growth Fund) may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Each Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

     - SHORT SALES (SCHRODER MICRO CAP FUND). When Schroder anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

     - INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund (other than Schroder U.S. Diversified Growth Fund) may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, a Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.


     - DERIVATIVE INSTRUMENTS. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or listed in the Statement of Additional Information, instead of investing directly in the types of portfolio securities described in the Summary Information section above, a Fund may buy or sell a variety of "derivative" instruments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price.



     - ZERO-COUPON BONDS. Each Fund which may invest in debt securities may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.



     - PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay tax.

     - TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.



     - OTHER INVESTMENTS. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.


MANAGEMENT OF THE FUNDS


The Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.



Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the investment banking and asset management businesses, and as of June 30, 1999, had in the aggregate assets under management of approximately $208 billion. In January 2000, Schroders plc agreed to sell its worldwide investment banking business to Salomon Smith Barney. The transaction, which is expected to be completed by May 2000, is subject to regulatory approvals and satisfaction of closing conditions. Schroders plc will retain its asset management businesses.



Subject to the direction and control of Schroder, Schroder Investment Management International Limited (SIMIL), an affiliate of Schroder, serves as subadviser to Schroder International Smaller Companies Fund pursuant to an Investment Subadvisory Agreement among Schroder, SIMIL, and that Fund. SIMIL has been registered as a U.S. investment adviser since 1998 and provides investment management services to U.S. and foreign clients.



     - INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 1999, SCHRODER U.S. DIVERSIFIED GROWTH FUND and SCHRODER MICRO CAP FUND paid investment advisory fees to Schroder at the annual rate of 0.26% and 0.72%, respectively, of the Fund's average daily net assets. The contractual investment advisory fee rate payable by SCHRODER GREATER CHINA FUND, which has not been in operation for a full fiscal year, is 0.90% of the Fund's average daily net assets.



        Prior to June 1, 1999, each of the other Funds invested substantially all of its investible assets in a separate portfolio (each a "Former Related Portfolio") of Schroder Capital Funds. During this time, each of these Funds paid investment advisory fees indirectly at the Former Related Portfolio level, and did not pay investment advisory fees directly to Schroder. Since June 1, 1999, each such Fund has paid investment advisory fees directly to Schroder. For the fiscal year ended October 31, 1999, these Funds paid investment advisory fees to Schroder (both directly and indirectly through the Former Related Portfolio) at the following annual rates (based on the average daily net assets of each Fund taken separately): SCHRODER INTERNATIONAL FUND -- 0.38%;

        SCHRODER U.S. SMALLER COMPANIES FUND -- 0.50%; and SCHRODER EMERGING MARKETS FUND and SCHRODER INTERNATIONAL SMALLER COMPANIES FUND paid no investment advisory fees during the period.



        The rate of advisory fees indicated above as paid by each Fund, other than Schroder U.S. Smaller Companies Fund, reflects expense limitations and/or fee waivers described below.



        Pursuant to the Investment Subadvisory Agreement for Schroder International Smaller Companies Fund, Schroder pays SIMIL a fee at the annual rate of 0.25% of the average daily net assets of that Fund.



     - INVESTMENT ADVISORY FEE BREAKPOINTS. The following Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Smaller Companies Fund and Schroder International Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Diversified Growth Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.



     - EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2000 to the extent that each Fund's total operating expenses attributable to its Investor Shares exceed the following annual rates (based on the average daily net assets of each Fund taken separately): SCHRODER INTERNATIONAL FUND -- 0.99%; SCHRODER EMERGING MARKETS FUND -- 1.70%; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- 1.50%; SCHRODER GREATER CHINA FUND -- 2.00%; SCHRODER U.S. DIVERSIFIED GROWTH FUND -- 1.50%; SCHRODER U.S. SMALLER COMPANIES FUND -- 1.49%; and SCHRODER MICRO CAP FUND -- 2.00%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2000 will be limited to 0.45% of the Fund's average daily net assets, and the advisory fees paid to it by Schroder U.S. Diversified Growth Fund through May 31, 2000 will be limited to 0.65% of the Fund's average daily net assets. Schroder is contractually obligated through October 31, 2000 to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund.


     - PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee; all investment decisions for Schroder International Smaller Companies Fund are made by an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Funds since the years shown below. Their recent professional experience is also shown.


FUND                         PORTFOLIO MANAGER               SINCE            RECENT PROFESSIONAL EXPERIENCE
----                      ------------------------  ------------------------  ------------------------------
Schroder International    Michael Perelstein                  1997            Employed as an investment
Fund                                                                          professional at Schroder since
                                                                              1997. Mr. Perelstein is also
                                                                              Vice President of the Trust
                                                                              and of Schroder Capital Funds,
                                                                              and a Director and Senior
                                                                              Investment Officer of
                                                                              Schroder. Prior to joining
                                                                              Schroder, Mr. Perelstein was
                                                                              a Managing Director at
                                                                              MacKay-Shields Financial Corp.
                                                                              from March 1993 to
                                                                              November 1996.

FUND                         PORTFOLIO MANAGER               SINCE            RECENT PROFESSIONAL EXPERIENCE
----                      ------------------------  ------------------------  ------------------------------
Schroder Emerging         John Troiano              Inception (1997)          Employed as an investment
Markets Fund                                                                  professional at Schroder since
                                                                              1986. Mr. Troiano is the Chief
                                                                              Executive and a Director of
                                                                              Schroder, and a Vice President
                                                                              of the Trust, Schroder Capital
                                                                              Funds, and Schroder Series
                                                                              Trust.

                          Heather Crighton          Inception (1997)          Employed as an investment
                                                                              professional at Schroder since
                                                                              1993. Ms. Crighton is a
                                                                              Director and a Senior Vice
                                                                              President of Schroder.

                          Mark Bridgeman            Inception (1997)          Employed as an investment
                                                                              professional at Schroder since
                                                                              1990. Mr. Bridgeman is a First
                                                                              Vice President of Schroder.

Schroder Greater          Heather Crighton          Inception (1998)          See above.
China Fund

Schroder U.S.             Paul Morris                         1997            Employed as an investment
Diversified Growth Fund                                                       professional at Schroder since
                                                                              1997. Mr. Morris is a Director
                                                                              and Managing Director of
                                                                              Schroder. Prior to joining
                                                                              Schroder, Mr. Morris was a
                                                                              Principal and Senior Portfolio
                                                                              Manager at Weiss Peck & Greer,
                                                                              L.L.C., and a Managing
                                                                              Director, Equity Division, of
                                                                              UBS Asset Management.

Schroder U.S. Smaller     Ira L. Unschuld           1997 (sole manager since  Employed as an investment
Companies Fund                                      1998)                     professional at Schroder since
                                                                              1990. Mr. Unschuld is a Vice
                                                                              President of the Trust and a
                                                                              Director and Senior Vice
                                                                              President of Schroder.

Schroder Micro Cap Fund   Ira L. Unschuld           Inception (1997)          See above.


HOW THE FUNDS' SHARES ARE PRICED


Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value.

Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Investor Shares, the net asset value of a Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares. The net asset value of a Fund's Investor Shares will generally differ from that of its Advisor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Investor Shares and Advisor Shares.


HOW TO BUY SHARES


Through Schroder Fund Advisors Inc., the distributor of the Trust's shares, the Trust sells Investor Shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.



You may purchase Investor Shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Trust's transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent"), at the addresses listed below under "Purchases by Check", or by calling the Trust at (800) 464-3108. The Trust or the Transfer Agent may request and delay acceptance of your order pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.


Investor Shares of each of the Funds are sold at their net asset value next determined after the Trust receives your order. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of trading on the New York Stock Exchange.

INVESTMENT MINIMUMS


The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:



                                                            INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
                                                           ----------   -----------
  Regular Accounts                                          $10,000       $1,000
   Traditional IRAs                                         $ 2,000       $  250



The Trust may, in its sole discretion, accept smaller initial or subsequent investments. None of the Funds issues share certificates.



You also may meet the minimum initial investment requirement based in cumulative purchases by means of a written Statement of Intention, expressing your intention to invest at least the minimum investment amount applicable to a particular Fund, or more, in Investor Shares of a Fund within 13 months. You may enter into a Statement of Intention in conjunction with your initial investment in Investor Shares by completing the appropriate section of the Account Application. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent. The Trust reserves the right to redeem your shares in a Fund if you do not invest at least the minimum initial investment amount applicable to your account by the end of the Statement of Intention period (taking into account amounts you redeem during the period).



The Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. The Trust may also change any investment minimum from time to time.

PURCHASES BY CHECK


You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to (i) Schroder Capital Funds (Delaware), if you are purchasing shares of two or more Funds, accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing, or
(ii) the name of the Fund to be purchased (I.E., Schroder International Fund) if you are purchasing shares of a single Fund. Third-party checks will not be accepted.



For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:



REGULAR MAIL                                                  OVERNIGHT OR EXPRESS MAIL
------------------------------------------------------------  ------------------------------------
Schroder Mutual Funds                                         Boston Financial Data Services, Inc.
P.O. Box 8507                                                 Attn: Schroder Mutual Funds
Boston, MA 02266                                              66 Brooks Drive
                                                              Braintree, MA 02184


Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE/TELEPHONE

If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.


Once you have an account number, you may purchase Investor Shares by telephoning the Transfer Agent at (800) 464-3108 to give notice that you will be sending funds by wire, and then arranging with your bank to wire funds to the Trust. In order to purchase shares by telephone, you must complete the appropriate section of the Account Application. Your purchase will not be processed until the Trust has received the wired funds.


Federal Reserve Bank wire instructions are as follows:


           State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110
           ABA No.: 011000028
           Attn: Schroder Mutual Funds
           DDA No.: 9904-650-0
           FBO: Account Registration
           A/C:Mutual Fund Account Number
               Name of Fund



The wire order must specify the name of the Fund, the share class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order.


In an effort to prevent unauthorized or fraudulent purchase or redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures.

If six months have passed since correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.



AUTOMATIC PURCHASES



You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.


OTHER PURCHASE INFORMATION


Investor Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone the Trust at (800) 464-3108.



Schroder reserves the right to reject any investment. A pattern of purchases and redemptions of Fund shares characteristic of "market timing" strategies may be deemed by Schroder to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" purchases an investor may make. An investor makes a "round trip" purchase when the investor purchases shares of a particular Fund, subsequently redeems those shares (including in connection with exchanges for other Schroder funds), and then again purchases shares of the original Fund. If an investor completes four round trip purchases in any twelve-month period, the Trust may refuse any subsequent purchase or exchange order by that investor.



Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trust. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.


HOW TO SELL SHARES


You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed exactly in accordance with the registration form. If you hold your Investor Shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Investor Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed to by the Trust, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Shares for which certificates have been issued may not be redeemed by telephone. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in writing in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, you will not be sent redemption proceeds until the check you used to pay for the Investor Shares has cleared, which may take up to 15 calendar days from the purchase date.

If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $2,000) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


The Trust may suspend the right of redemption during any period when:
(1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

EXCHANGES


You can exchange your Investor Shares of the Fund for Investor Shares of most other funds in the Schroder family of funds at any time at their respective net asset values. The exchange would be treated as a sale of your Investor Shares and any gain on the exchange may be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call the Trust at (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

    -  Reinvest all distributions in additional Investor Shares of your Fund;


    - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;


    - Receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

    -  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES


TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.



TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES. Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.


FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders.

Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns both (1) distributions received from the Fund and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.


CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each of the Funds for the past 5 years or since the Fund commenced operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.



The financial highlights presented below have been audited by PricewaterhouseCoopers LLP, independent accountants to the Funds. The audited financial statements for the Funds and the related independent accountants' reports are contained in the Trust's Annual Report and are incorporated by reference into the Statement of Additional Information. Copies of the Annual Report may be obtained without charge by writing the Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.


SCHRODER INTERNATIONAL FUND


Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                                              For the Year Ended October 31,
                                                            -------------------------------------------------------------------
                                                               1999          1998          1997         1996(A)        1995
                                                            -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Period                           $17.10        $18.37        $20.01        $20.91        $23.17
                                                               ------        ------        ------        ------        ------
Investment Operations:(b)
  Net Investment Income                                          0.07          0.23          0.14          0.15          0.46
  Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency Transactions              3.20          0.34          1.31          1.74         (0.18)
                                                               ------        ------        ------        ------        ------
Total from Investment Operations                                 3.27          0.57          1.45          1.89          0.28
                                                               ------        ------        ------        ------        ------
Distributions from:
  Net Investment Income                                         (0.18)        (0.29)        (0.46)        (0.47)           --
  Net Realized Gain on Investments and Foreign Currency
   Transactions                                                 (3.17)        (1.55)        (2.63)        (2.32)        (2.54)
                                                               ------        ------        ------        ------        ------
Total Distributions                                             (3.35)        (1.84)        (3.09)        (2.79)        (2.54)
                                                               ------        ------        ------        ------        ------
Net Asset Value, End of Period                                 $17.02        $17.10        $18.37        $20.01        $20.91
                                                               ======        ======        ======        ======        ======
Total Return(c)                                                 21.82%         3.82%         8.33%        10.05%         2.08%
Ratios and Supplementary Data:
Net Assets at End of Period (in thousands)                   $157,620      $129,955      $191,219      $202,735      $212,330
Ratios to Average Net Assets:(b)
  Expenses including reimbursement/waiver of fees                0.99%         0.99%         0.99%         0.99%         0.91%
  Expenses excluding reimbursement/waiver of fees                1.06%         1.08%         1.06%         1.04%          N/A
  Net investment income including reimbursement/waiver of
   fees                                                          0.60%         1.14%         0.67%         0.86%         0.99%
Portfolio Turnover Rate(d)                                         85%           53%           36%           56%           61%



(a) On November 1, 1995, the Fund converted to a master-feeder structure. See
    Note 1 to the Trust's financial statements.



(b) From the period November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/ losses of the underlying portfolio, Schroder International Equity Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.



(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to the Trust's financial statements).



(d) The portfolio turnover rates for the years after October 31, 1995 through October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Equity Fund. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

SCHRODER EMERGING MARKETS FUND


Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                     FOR THE PERIOD      For the Year   For the Period
                                                          ENDED             Ended            Ended
                                                   OCTOBER 31, 1999(a)   May 31, 1999   May 31, 1998(f)
                                                   -------------------   ------------   ---------------
Net Asset Value, Beginning of Period                     $10.62            $ 9.04            $10.00
                                                         ------            ------            ------
Investment Operations:(b)
  Net Investment Income (Loss)                            (0.03)             0.03              0.02
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions            1.59              1.58             (0.98)
                                                         ------            ------            ------
Total from Investment Operations                           1.56              1.61             (0.96)
                                                         ------            ------            ------
Distributions from:
  Net Investment Income                                      --             (0.03)               --
  Net Asset Value, End of Period                         $12.18            $10.62            $ 9.04
                                                         ======            ======            ======
Total Return(c)                                           14.69%            17.88%            (9.60)%
Ratios and Supplementary Data
Net Assets at End of Period (in thousands)               $3,162            $2,218               $18
Ratios to Average Net Assets:(b)
  Expenses including reimbursement/waiver of fees          1.70%(d)          1.65%             1.70%(d)
  Expenses excluding reimbursement/waiver of fees          7.84%(d)         10.74%               --(e)
  Net investment income (loss) including
   reimbursement/waiver of fees                           (0.59)%(d)         0.51%             1.72%(d)
Portfolio Turnover Rate(g)                                  160%              177%               23%



(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31. See also Note 1 to the Trust's financial statements.



(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Commencing September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.



(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to the Trust's financial statements). Total return calculations for a period of less than one year are not annualized.



(d) Annualized.



(e) Amount is not meaningful due to short period of operations.



(f) The Fund commenced operations on October 31, 1997.



(g) The portfolio turnover rates for the period ending May 31, 1998 and the year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND


Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                         For the Year Ended
                                                             October 31,              FOR THE
                                                        ---------------------      PERIOD ENDED
                                                          1999        1998      OCTOBER 31, 1997(A)
                                                        ---------   ---------   -------------------
Net Asset Value, Beginning of Period                     $ 9.35      $ 9.22           $10.00
                                                         ------      ------           ------
Investment Operations:(b)
  Net Investment Income                                    0.06        0.05             0.02
  Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions           5.62        0.60            (0.79)
                                                         ------      ------           ------
Total from Investment Operations                           5.68        0.65            (0.77)
                                                         ------      ------           ------
Distributions from:
  Net Investment Income                                   (0.04)      (0.01)           (0.01)
  Net Realized Gain on Investments and Foreign
   Currency Transactions                                  (0.70)      (0.51)              --
                                                         ------      ------           ------
Total Distributions                                       (0.74)      (0.52)           (0.01)
                                                         ------      ------           ------
Net Asset Value, End of Period                           $14.29      $ 9.35           $ 9.22
                                                         ======      ======           ======
Total Return(c)                                           65.27%       7.88%           (7.73)%
Ratios and Supplementary Data
Net Assets at End of Period (in thousands)               $9,836      $4,165           $6,836
Ratios to Average Net Assets:(b)
  Expenses including reimbursement/waiver of fees          1.50%       1.50%            1.50%(d)
  Expenses excluding reimbursement/waiver of fees          2.74%       5.26%            3.93%(d)
  Net investment income including reimbursement/waiver
   of fees                                                 0.53%       0.33%            0.21%(d)
Portfolio Turnover Rate(e)                                   81%         82%              32%



(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.



(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.



(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to the Trust's financial statements). Total return calculations for a period of less than one year are not annualized.



(d) Annualized.



(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

SCHRODER GREATER CHINA FUND


Selected per share data and ratios for an Investor Share outstanding throughout the period:



                                                                    FOR THE
                                                                 PERIOD ENDED
                                                              OCTOBER 31, 1999(a)
                                                              -------------------
Net Asset Value, Beginning of Period                                $10.00
                                                                    ------
Investment Operations:
  Net Investment Income                                               0.10
  Net Realized and Unrealized Gain on Investments and
   Foreign Currency Transactions                                      2.62
                                                                    ------
Total from Investment Operations                                      2.72
                                                                    ------
Distributions from:
  Net Investment Income                                                 --
  Net Realized Gain on Investments and Foreign Currency
   Transactions                                                         --
                                                                    ------
Total Distributions                                                     --
                                                                    ------
Net Asset Value, End of Period                                      $12.72
                                                                    ======
Total Return(b)                                                      27.20%
Ratios and Supplementary Data:
Net Assets at End of Period (in thousands)                          $1,288
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver of fees                     2.00%(c)
  Expenses excluding reimbursement/waiver of fees                    13.31%(c)
  Net investment income including reimbursement/waiver of
   fees                                                               1.00%(c)
Portfolio Turnover Rate                                                140%



(a) For the period January 4, 1999 (commencement of operations) through October 31, 1999.



(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to the Trust's financial statements). Total return calculations for a period of less than one year are not annualized.



(c) Annualized.

SCHRODER U.S. DIVERSIFIED GROWTH FUND



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                    FOR THE YEAR ENDED OCTOBER 31,
                                    --------------------------------------------------------------
                                       1999         1998         1997         1996         1995
                                    ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of
 Period                               $ 7.79       $ 9.82       $ 9.76       $ 9.41       $ 8.52
                                      ------       ------       ------       ------       ------
Investment Operations:
  Net Investment Income (Loss)         (0.06)       (0.06)       (0.01)        0.04         0.07
  Net Realized and Unrealized Gain
   (Loss) on Investments                2.00         0.78         2.20         1.62         1.33
                                      ------       ------       ------       ------       ------
Total from Investment Operations        1.94         0.72         2.19         1.66         1.40
                                      ------       ------       ------       ------       ------
Distributions from:
  Net Investment Income                   --           --        (0.02)       (0.07)       (0.05)
  Net Realized Gain on Investments     (3.00)       (2.75)       (2.11)       (1.24)       (0.46)
                                      ------       ------       ------       ------       ------
Total Distributions                    (3.00)       (2.75)       (2.13)       (1.31)       (0.51)
                                      ------       ------       ------       ------       ------
Net Asset Value, End of Period        $ 6.73       $ 7.79       $ 9.82       $ 9.76       $ 9.41
                                      ======       ======       ======       ======       ======
Total Return(a)                        30.95%        8.87%       26.49%       19.45%       17.68%
Ratios and Supplementary Data:
Net Assets at End of Period
 (in thousands)                      $14,110      $12,540      $13,861      $17,187      $19,688
Ratios to Average Net Assets:
  Expenses including
   reimbursement/ waiver of fees        1.50%        1.50%        1.50%        1.40%        1.40%
  Expenses excluding
   reimbursement/waiver of fees         1.99%        1.85%        1.68%        1.43%         N/A
  Net investment income (loss)
   including reimbursement/waiver
   of fees                             (0.93)%      (0.71)%      (0.09)%       0.43%        0.78%
Portfolio Turnover Rate                   87%         209%          44%          57%          57%



(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3 to the Trust's financial statements).

SCHRODER U.S. SMALLER COMPANIES FUND





Selected per share data and ratios for an Investor Share outstanding throughout each period:



                         FOR THE                                For the
                         PERIOD        For the Year Ended        Period
                          ENDED              May 31,             Ended         For the Year Ended October 31,
                       OCTOBER 31,   -----------------------    May 31,     ------------------------------------
                         1999(b)        1999         1998       1997(g)      1996(a)        1995         1994
                       -----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value,
 Beginning of Period     $ 12.80       $14.76       $13.26       $17.23       $15.14       $11.81       $10.99
                         -------       ------       ------       ------       ------       ------       ------
Investment
 Operations:(c)
  Net Investment Loss      (0.03)       (0.09)       (0.06)       (0.02)       (0.06)       (0.04)       (0.07)
  Net Realized and
   Unrealized Gain
   (Loss) on
   Investments              0.02        (1.84)        2.82         1.88         4.10         3.78         0.97
                         -------       ------       ------       ------       ------       ------       ------
Total from Investment
 Operations                (0.01)       (1.93)        2.76         1.86         4.04         3.74         0.90
                         -------       ------       ------       ------       ------       ------       ------
Distributions from:
  Net Realized Gain
   on Investments             --        (0.03)       (1.26)       (5.83)       (1.95)       (0.41)       (0.08)
                         -------       ------       ------       ------       ------       ------       ------
Net Asset Value, End
 of Period               $ 12.79       $12.80       $14.76       $13.26       $17.23       $15.14       $11.81
                         =======       ======       ======       ======       ======       ======       ======
Total Return(d)            (0.08)%     (13.08)%      21.63%       14.73%       29.35%       32.84%        8.26%
Ratios and
 Supplementary Data:
Net Assets at End of
 Period
 (in thousands)          $42,177      $47,870      $51,679      $26,104      $13,743      $15,287      $13,324
Ratios to Average Net
 Assets:(c)
  Expenses including
  reimbursement/
  waiver of fees            1.35%(e)     1.42%        1.37%        1.49%(e)     1.49%        1.49%        1.45%
  Expenses excluding
  reimbursement/
  waiver of fees            1.35%(e)     1.45%        1.37%        1.87%(e)      N/A          N/A          N/A
  Net investment
  income (loss)
  including
  reimbursement/
  waiver of fees          (0.54)%(e)    (0.65)%      (0.51)%     (0.42)%(e)    (0.35)%      (0.30)%      (0.58)%
Portfolio Turnover
 Rate(f)                      52%         119%          55%          34%          59%          93%          71%


------------------------


(a) On August 15, 1996, the Fund converted to a master-feeder structure. See
    Note 1 to the Trust's financial statements.


(b) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31. See also Note 1 to the Trust's financial statements.


(c) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.


(d) Total returns would have been lower had certain expenses not been limited during the periods shown (See Note 3 to the Trust's financial statements). Total return calculations for a period of less than one year are not annualized.


(e) Annualized.


(f) The portfolio turnover rates for the years after October 31, 1995 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio.


(g) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.

SCHRODER MICRO CAP FUND


Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                     FOR THE PERIOD      For the Year   For the Period
                                                          ENDED             Ended            Ended
                                                   OCTOBER 31, 1999(a)   May 31, 1999   May 31, 1998(d)
                                                   -------------------   ------------   ---------------
Net Asset Value, Beginning of Period                     $20.18             $14.26           $10.00
                                                         ------             ------           ------
Investment Operations:
  Net Investment Loss                                     (0.06)             (0.13)           (0.04)
  Net Realized and Unrealized Gain on Investments          4.47               8.28             4.50
                                                         ------             ------           ------
Total from Investment Operations                           4.41               8.15             4.46
                                                         ------             ------           ------
Distributions from Net Realized Gain on
 Investments                                                 --              (2.23)           (0.20)
                                                         ------             ------           ------
Net Asset Value, End of Period                           $24.59             $20.18           $14.26
                                                         ======             ======           ======
Total Return(b)                                           21.85%             64.56%           45.41%
Ratios and Supplementary Data
Net Assets at End of Period (in thousands)              $20,596            $14,317           $6,340
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver of fees          2.00%(c)           2.00%            2.00%(c)
  Expenses excluding reimbursement/waiver of fees          2.53%(c)           3.27%            6.02%(c)
  Net investment loss including
   reimbursement/waiver of fees                          (0.73)%(c)          (1.10)%         (0.77)%(c)
Portfolio Turnover Rate                                     173%               341%             166%


------------------------


(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31. See also Note 1 to the Trust's financial statements.



(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to the Trust's financial statements). Total return calculations for a period of less than one year are not annualized.



(c) Annualized.



(d) The Fund commenced operations on October 15, 1997.

                                     [LOGO]



                     FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
PLEASE CALL (800) 464-3108 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.
                   PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE)                   SCHRODER SERIES TRUST
SCHRODER INTERNATIONAL FUND                         SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND       SCHRODER MIDCAP VALUE FUND
SCHRODER GREATER CHINA FUND                         SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. DIVERSIFIED GROWTH FUND               SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER MICRO CAP FUND

                                   SCHRODER SERIES TRUST II
                                    SCHRODER ALL-ASIA FUND

                                                               [Schroders Logo]

ACCOUNT APPLICATION

SCHRODER CAPITAL FUNDS (DELAWARE)                              INVESTOR SHARES

1. INITIAL INVESTMENT ________________________________________________________

The minimum initial  CHECK ONE                           CHECK ONE
investment in each   / / Schroder International Fund     / / Check enclosed for
Fund is $10,000.     / / Schroder Emerging Markets Fund      $___________
                     / / Schroder International Smaller  / / Wire transfer
                         Companies Fund                      (see instructions
                     / / Schroder Greater China Fund         on Page A-3)
                     / / Schroder U.S. Diversified           Initial wire
                         Growth Fund                         amount $__________
                     / / Schroder U.S. Smaller           / / Statement of
                         Companies Fund                      Intention*
                     / / Schroder Micro Cap Fund             Investment amount
                                                             $___________

                                              *Subject to Prospectus disclosure
                                               regarding Statement of Intention

2. ACCOUNT REGISTRATION_______________________________________________________

For individual:    1.
Use item 1         ___________________  ____  __________________________________
                   First Name           M.I.  Last Name

                   __ __ __-__ __-__ __ __ __   ________________________________
                   Social Security Number       Date of Birth

                   _____________________________________________________________
                   Employer Name

                   _____________________________________________________________
                   Employer Address

                   _____________________________________________________________
                   Occupation


For joint account: 2.
Use items 1 & 2    ___________________  ____  __________________________________
                   First Name           M.I.  Last Name

                   __ __ __-__ __-__ __ __ __   ________________________________
                   Social Security Number       In the case of two or more
                                                co-owners, the account will be
                                                registered "Joint Tenants with
                                                Rights of Survivorship" unless
                                                otherwise specified above.

For a minor:       3.
Use item 3         _______________________   ____  ____________________________
                   First Name of Custodian   M.I.  Last Name of Custodian

                   Custodian for
                   ________________________  ____  ____________________________
                   Minor's First Name        M.I.  Last Name

                   __ __ __-__ __-__ __ __ __  Under the_____________Uniform
                   Minor's Social Security              Name of State
                   Number                      Gifts/Transfers for Minors Act.

For a Trust:       4.
(including         __________________________  ________________________________
Pension Plans):    Name of Trustee             Trust Agreement Date (mandatory)
Use item 4
                   __________________________  ________________________________
                   Trust Beneficiary           Taxpayer's I.D. Number

For a corporation, 5.
partnership or     ___________________________________   ______________________
other entity: Name of Corporation or Other Entity Taxpayer's I.D. Number Use item 5
                   ___________________________________   ______________________
                   Name of Officer                       Title of Officer

3. ACCOUNT DESCRIPTION ________________________________________________________

/ /Individual-Taxable   / /Defined Benefit   / /Foundation/Endowment   / /Trust
/ /Individual              Plan              / /401(k) Plan            / /Other
   Custodian/IRA*       / /Defined
/ /Pension Plan            Contribution Plan
   (*Additional application required)

4. MAILING ADDRESS ____________________________________________________________

                   ____________________________________________  ______________
                   Street1                                        Apt. No.

                   ____________________________________________________________
                   Street2

                   __________________________________  __________  ____________
                   City                                State       Zip

                   _________________________________  __________________________
                   Daytime Phone Number               Evening Phone Number

5. DUPLICATE STATEMENT ADDRESS (OPTIONAL)______________________________________

                   ____________________________________________________________
                   Name of Individual / Company

                   ____________________________________________________________
                   Street

                   __________________________________  __________  ____________
                   City                                State       Zip


                   _____________________________________________________________
                   Daytime Phone Number

6. DEALER INFORMATION (FOR BROKER/DEALER USE ONLY)_____________________________

                   _______________________________  ____________________________
                   Name of Dealer                   Dealer Number

                   _____________________________________________________________
                   Branch Address

                   __________________________________  __________  ____________
                   City                                State       Zip

                   ____________________________ _______________________________
                   Phone Number                 Registered Rep Name and Number

7. DISTRIBUTIONS_______________________________________________________________

Please indicate how you     1. / /Dividends and capital gains reinvested in
would like to receive             additional shares.
distributions. If you       2. / /Dividends and capital gains mailed to your
do not choose an option,          address in Section 4.
your distribution will      3. / /Dividends mailed to your address in Section 4
be invested in                    and capital gains reinvested.
accordance with             4. / /Capital gains mailed to your address in
Option 1.                         Section 4 and dividends reinvested.
                            5. / /Dividends and capital gains automatically
                                  deposited to your bank account. Please
                                  complete Section 8.
                            6. / /Dividends automatically deposited to your bank
                                  account and capital gains reinvested. Please complete Section 8.
                            7. / /Capital gains automatically deposited to your
                                  bank account and dividends  reinvested.
                                  Please complete Section 8.

8. BANK ACCOUNT DESIGNATION ___________________________________________________
                              ACCOUNT NAME MUST MATCH THE NAME IN SECTION 2.
This section must be          PLEASE ATTACH A BLANK/VOIDED CHECK FOR
completed to permit           ACCOUNT AND BANK INFORMATION.
certain options
chosen in Sections 7
and 9.
                            ________________________   ________________________
                            Name of Bank               Branch
                            ________________    ________________  ______ ______
                            Bank Address        City              State  Zip
                            _________________________________  ________________
                            Type of Account (Checking/Savings) Account Number

9. SYSTEMATIC INVESTMENT___________________________________________________

Amounts (minimum $100 per   Authorization Form
transaction) will be drawn
automatically on your bank  Invest automatically the amount of $_______ in the
account and invested in     ____________ Fund on or about the ____ day of each
your Schroder Capital       month.  Purchases will be made monthly unless
Funds (Delaware)            you wish to elect quarterly by checking this
account. Minimum initial    box / / in which event the amount specified will
investment of $10,000       be invested automatically on or about
also applies.               the ____ day of the first month in each quarter.
                            Funds will be drawn from the bank account you designate in Section 8. Your first automatic monthly investment will occur no sooner than two weeks after the receipt of your application.

10. TELEPHONE EXCHANGE_________________________________________________________

By telephone instruction,   / / By checking this box, I authorize the Trust and
an amount (minimum $1,000   its agents to act upon instructions to exchange
per transaction) will be    my shares in any qualified Fund for shares in any
exchanged from one Fund     other qualified Fund, if those instructions are
to another Fund within      received by telephone from (i) me or (ii) any person
the Trust.                  purporting to be me or to act as my representative
                            and who can provide the Trust with my account registration. The telephone exchange privilege may only be exercised to exchange shares worth $1,000 or more. I understand and agree that neither the Trust nor any person acting on its behalf will have any liability to me or anyone else in respect of telephone instructions meeting the description set forth here but not made or authorized by me.

11. TELEPHONE REDEMPTION ______________________________________________________

By telephone instruction,   / / By checking this box, I authorize the
an amount (minimum $1,000/  Trust and its agents to act upon instructions
maximum $25,000 per         received by telephone from (i) me or (ii) any
transaction) will be        person purporting to be me or to act as my
redeemed from the Funds.    representative and who can provide the Trust with my
                            account registration. Redemptions will be sent only to me at an address on record with the Trust for at least 30 days. Unless otherwise agreed to by the Trust, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. I understand and agree that neither the Trust nor any person acting on its behalf will have any liability to me or anyone else in respect of telephone instructions meeting the description set forth here but not made or authorized by me.

12. MAILING INSTRUCTIONS ______________________________________________________

Please send this
application with your
check to:

               REGULAR MAIL                 OVERNIGHT OR EXPRESS MAIL
               Schroder Mutual Funds        Boston Financial Data Services, Inc.
               P.O. Box 8507                66 Brooks Drive
               Boston, Mass  02266          Braintree, MA  02184
                                            Attn: Schroder Mutual Funds

13. WIRING INSTRUCTIONS _______________________________________________________

If making your initial                     State Street Bank and Trust Company
investment by bank wire,                   225 Franklin Street
call the Transfer Agent,                   Boston, MA  02101
Boston Financial Data                      ABA:   011000028
Services, at (800) 464-3108                Attn:  Schroder Mutual Funds
to obtain an account number.               DDA:   9904-650-0
Then instruct your bank to                 FBO:   Account Registration
wire Federal Funds to:                     A/C:   Mutual Fund Account Number
                                                  Name of Fund

                   Complete the account application and mail
                 it to the address listed in Section 12 above.

14. ACKNOWLEDGMENT, CERTIFICATION & SIGNATURES _______________________________

This section must be      TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
signed in order to        1. Under the penalties of perjury, the undersigned
open a Schroder           certifies: (Check Appropriate Box, If Applicable)
Capital Funds             / / That the number shown on this form is my correct
(Delaware) Account.       taxpayer identification number ant that I am not
                          subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                    -or-

                         / / That I have not provided a taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.

                         2. Under the penalties of perjury, the undersigned certifies:

                         That he/she is a citizen of / / the United States or / / __________ (provide name of country).

                         3. By signing this Application, the undersigned
                         (1) certifies that he/she has received, reviewed and accepts this Application (including the services described herein) and the current prospectus of Schroder Capital Funds (Delaware); and (2) agrees that all statements in this Application apply to shares of any Fund of Schroder Capital Funds (Delaware) into which his/her shares are transferred.

                         4. The undersigned certifies that he/she
                         (1) was not offered any advice or recommendations on investing in any Fund by any representative of Schroder Capital Funds (Delaware) and (2) understands that the undersigned must make his/her own investment decisions and assumes all risk of loss - including possible loss of principal - resulting from decisions to purchase, exchange or sell shares of any Fund(s).

                         ______________________________________________________
                         Signature of Investor/Trustee             Date
                         ______________________________________________________
                         Signature of Joint Investor/Co-Trustee    Date
                         (if any)
                         ______________________________________________________
                         Signature of Individual, Custodian,       Date
                         Trustee or Officer
                         ______________________________________________________
                         Signature of Corporate Officer            Date

                               INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019


          SUBADVISER TO SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
              Schroder Investment Management International Limited
                               31 Gresham Street
                        London, United Kingdom EC2V 7QA



                         ADMINISTRATOR AND DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019



                         SUBADMINISTRATOR AND CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110



                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                                66 Brooks Drive
                         Braintree, Massachusetts 02184
                                 (800) 464-3108


                                    COUNSEL
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             One Post Office Square
                          Boston, Massachusetts 02109

--------------------------------------------------------------------------------

SCHRODER CAPITAL FUNDS (DELAWARE)

Schroder Capital Funds (Delaware)'s statement of additional information (SAI) and annual and semi- annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Trust's annual reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling 800-464-3108.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-1911.

SCHRODER CAPITAL FUNDS (DELAWARE)
P.O. Box 8507
Boston, MA 02266
800-464-3108

SF300IP

File No. 811-1911

[LOGO]

--------------------------------------------------------------------------------

PROSPECTUS


MARCH 1, 2000


SCHRODER CAPITAL FUNDS (DELAWARE)
ADVISOR SHARES


This Prospectus describes six mutual funds offered by Schroder Capital Funds (Delaware). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.



    SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States. (Advisor Shares of Schroder International Fund are not currently available for investment.)


    SCHRODER EMERGING MARKETS FUND seeks long-term capital appreciation. The Fund invests primarily in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.

    SCHRODER INTERNATIONAL SMALLER COMPANIES FUND seeks long-term capital appreciation through investment in securities markets outside the United States. The Fund invests primarily in equity securities of companies with market capitalizations of $1.5 billion or less.

    SCHRODER GREATER CHINA FUND seeks long-term growth of capital. The Fund invests primarily in common stocks and other securities of issuers domiciled or doing business in China, Hong Kong SAR, and Taiwan.

    SCHRODER U.S. DIVERSIFIED GROWTH FUND seeks growth of capital. The Fund invests in equity securities of companies in the United States.

    SCHRODER U.S. SMALLER COMPANIES FUND seeks capital appreciation. The Fund invests in equity securities of issuers domiciled in the United States with market capitalizations of $1.5 billion or less.


You can call the Trust at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.


This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                    PAGE
                                                --------
SUMMARY INFORMATION............................        3
  Schroder International Fund..................        3
  Schroder Emerging Markets Fund...............        5
  Schroder International Smaller Companies
  Fund.........................................        7
  Schroder Greater China Fund..................        8
  Schroder U.S. Diversified Growth Fund........       10
  Schroder U.S. Smaller Companies Fund.........       11
FEES AND EXPENSES..............................       12
OTHER INVESTMENT STRATEGIES AND RISKS..........       14
MANAGEMENT OF THE FUNDS........................       17
HOW THE FUNDS' SHARES ARE PRICED...............       20
HOW TO BUY SHARES..............................       20
HOW TO SELL SHARES.............................       22
ADDITIONAL INFORMATION ABOUT ADVISOR SHARES....       23
EXCHANGES......................................       24
DIVIDENDS AND DISTRIBUTIONS....................       24
TAXES..........................................       25
FINANCIAL HIGHLIGHTS...........................       26

SUMMARY INFORMATION

The Funds offered by Schroder Capital Funds (Delaware) provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks. A Fund's investment objective may not be changed without shareholder approval. The investment policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders.


The summary for each Fund (other than Schroder Greater China Fund which has not had shares outstanding for a full calendar year) includes a bar chart that shows how the investment returns of the Fund have varied from year to year by setting forth returns for each full calendar year since the Fund commenced operations (except as noted below). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and comparing the Fund's performance to a broad measure of market performance. Schroder U.S. Smaller Companies Fund is the only Fund that has had Advisor Shares outstanding for at least a full calendar year. For that reason, the bar chart and the table for that Fund show performance of its Advisor Shares. (Advisor Shares have not been outstanding for the full life of that Fund; the bar chart and table reflect the Fund's performance only for the periods when Advisor Shares were outstanding.) The other Funds do not have a full calendar year of performance to show for Advisor Shares or do not have any Advisor Shares outstanding. Accordingly, the bar chart and table for each of those Funds show performance of the Fund's Investor Shares since the inception of the Fund. (Performance of a Fund's Investor Shares is normally higher than that of its Advisor Shares because the Investor Shares are subject to lower expenses.) PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds.


SCHRODER INTERNATIONAL FUND


  - INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.



  - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



    The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.



    The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.


    The Fund also may do the following:

       - Invest in securities of issuers domiciled or doing business in "emerging market" countries.

       - Invest in securities of closed-end investment companies that invest primarily in foreign securities.

  - PRINCIPAL RISKS.


    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.


    - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.


    - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.



    - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets.



                SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES*


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ANNUAL RETURN
1990            -11.41%
1991              4.62%
1992             -4.01%
1993             45.72%
1994             -0.27%
1995             11.57%
1996              9.93%
1997              3.34%
1998             13.52%
1999             30.99%
      Calendar Year End


 During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -19.79% for the quarter ended September 30, 1990.

  AVERAGE ANNUAL TOTAL RETURNS                                   ONE           FIVE       TEN
  (FOR PERIODS ENDED DECEMBER 31, 1999)                          YEAR         YEARS      YEARS
  Schroder International Fund*                                   30.99%        13.51%     9.32%
  Morgan Stanley Capital International EAFE Index**              27.06%        12.96%     7.19%



  * The bar chart and table show performance of the Fund's Investor Shares, which are offered in a different prospectus. Although Advisor Shares and Investor Shares represent interests in the same portfolio of securities, Advisor Share performance would normally be lower than Investor Share performance because of the higher expenses paid by Advisor Shares.



 ** The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.


SCHRODER EMERGING MARKETS FUND

  - INVESTMENT OBJECTIVE. To seek long-term capital appreciation.


  - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remaining 35% of its assets in securities of issuers located anywhere in the world. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



    The Fund invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in the Index (and therefore generally NOT considered to be "emerging market" countries) include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund normally will invest in at least three countries other than the United States.



    The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.


    The Fund also may do the following:


       - Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.



       - Invest up to 35% of its assets in debt securities, including lower-quality, high yielding debt securities (commonly known as "junk bonds"), which entail certain risks.


       - Invest up to 5% of its assets in sovereign debt securities that are in default.

  - PRINCIPAL RISKS.

    - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.



    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.



    - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.



    - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issues, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.



    - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.



    - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).



    - JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Fund may become more volatile.



               SCHRODER EMERGING MARKETS FUND -- INVESTOR SHARES*


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ANNUAL RETURN
1998            -16.53%
1999             79.87%
      Calendar Year End


 During the periods shown above, the highest quarterly return was 29.54% for the quarter ended June 30, 1999, and the lowest was -21.26% for the quarter ended June 30, 1998.

                                                                                        LIFE OF FUND
  AVERAGE ANNUAL TOTAL RETURNS                                        ONE                  (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                               YEAR               10/30/97)
  Schroder Emerging Markets Fund*                                         79.87%                20.87%
  Morgan Stanley Capital International Emerging Markets Free
  Index**                                                                 66.41%                13.11%



  * The bar chart and table show performance of the Fund's Investor Shares, which are offered in a different prospectus. Although Advisor Shares and Investor Shares represent interests in the same portfolio of securities, Advisor Share performance would normally be lower than Investor Share performance because of the higher expenses paid by Advisor Shares.



 ** The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 26 emerging countries in Europe, Latin America, and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).


SCHRODER INTERNATIONAL SMALLER COMPANIES FUND


  - INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.



  - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of smaller companies (with market capitalizations of $1.5 billion or less at the time of investment) domiciled outside the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



    In selecting investments for the Fund, Schroder considers a number of factors, including the company's potential for long-term growth, financial condition, sensitivity to cyclical factors, the relative value of the company's securities (compared to that of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company. The Fund will invest in securities of issuers domiciled in at least three countries other than the United States, and may, although it does not currently, invest in the securities of issuers domiciled or doing business in emerging market countries. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.


    The Fund invests in small capitalization companies that Schroder believes offer the potential for capital growth. In doing so, Schroder considers, among other things, the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages.

    The Fund also may do the following:


       - Invest in closed-end investment companies that invest primarily in foreign securities.


       - Invest in securities of issuers domiciled or doing business in emerging market countries.

  - PRINCIPAL RISKS.


    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.


    - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.


    - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.



       SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- INVESTOR SHARES*


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ANNUAL RETURN
1997            -14.13%
1998             25.98%
1999             90.29%
      Calendar Year End


 During the periods shown above, the highest quarterly return was 26.32% for the quarter ended December 31, 1999, and the lowest was -15.41% for the quarter ended September 30, 1998.



                                                                                   LIFE OF FUND
  AVERAGE ANNUAL TOTAL RETURNS                                       ONE            (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                              YEAR          11/4/96)
  Schroder International Smaller Companies Fund*                     90.29%           25.35%
  Salomon Smith Barney Extended Market Index (EPAC)**                22.97%            7.43%



  * The bar chart and table show performance of the Fund's Investor Shares, which are offered in a different prospectus. Although Advisor Shares and Investor Shares represent interests in the same portfolio of securities, Advisor Share performance would normally be lower than Investor Share performance because of the higher expenses paid by Advisor Shares.



 ** The Salomon Smith Barney Extended Market Index (Europe Pacific Basin
    Countries) (EMI EPAC) is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.


SCHRODER GREATER CHINA FUND

  - INVESTMENT OBJECTIVE. To seek long-term growth of capital.


  - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in securities of companies located in China, Hong Kong SAR, and Taiwan. Schroder will consider an issuer of securities to be located in China, Hong Kong SAR, or Taiwan if it is organized under the laws of China, Hong Kong SAR, or Taiwan (or any political subdivision thereof); its primary securities trading market is in China, Hong Kong SAR, or Taiwan; at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in China, Hong Kong SAR, or Taiwan; or at least 50% of its assets are situated in China, Hong Kong SAR, or Taiwan.



    The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common or preferred stocks.


    The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.


    The Fund also may do the following:

       - Engage in a variety of transactions involving the use of options and futures contracts.

       - Engage in currency exchange transactions relating to Chinese and Taiwanese currencies.

       -  Invest in closed-end investment companies.

  - PRINCIPAL RISKS.


    - INVESTMENT IN CHINA, HONG KONG SAR, AND TAIWAN. Investment in China, Hong Kong SAR, and Taiwan entails significant risks. China is a communist country, and there can be no assurance that economic or market reforms that have occurred in recent years will continue, or that they will not be scaled back. In particular, it is possible that political instability, including changes of leadership at various levels of government within China or a political reaction against capitalism, will lead to economic uncertainty or to changes in economic or market conditions which are adverse to investments in securities of issuers organized or doing business in China. Additionally, relations between China and certain other Asian nations have historically been unfriendly and at times hostile. Increased hostility between China and such nations would likely have an adverse impact on the values of the Fund's investments in China.


       China gained control of Hong Kong in July 1997. Changes in Hong Kong's political, economic, or market conditions as a result of China's control could adversely affect the value of the Fund's investments in issuers organized or doing business in Hong Kong.

       Continuing hostility between China and Taiwan, over which China continues to claim sovereignty, may have an adverse impact on the values of the Fund's investments in either China or Taiwan, or make investment in either China or Taiwan impracticable or impossible. The escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund's investments in both countries.


    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange, and taxation.


    - SMALL COMPANIES. The Fund may invest a substantial portion of its assets in small companies (i.e. companies with market capitalizations below $1 billion), which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


    - GEOGRAPHIC CONCENTRATION. Because the Fund's investments will be concentrated in securities of issuers located in China, Hong Kong SAR, and Taiwan, the Fund will be more susceptible to the political and economic developments and market fluctuations in those countries than if it invested in a more geographically diversified portfolio.



    - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may other diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

    - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.



    - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).



NOTE: THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AND, THUS, THERE IS NO BAR CHART OR TOTAL RETURN TABLE SHOWN FOR THE FUND.


SCHRODER U.S. DIVERSIFIED GROWTH FUND
(FORMERLY, SCHRODER U.S. EQUITY FUND)

  - INVESTMENT OBJECTIVE. To seek growth of capital.


  - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all of its assets in equity securities of companies in the United States. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks. The Fund normally invests in securities of companies with market capitalizations of more than $3 billion (at the time of investment).



    The Fund may invest in companies that Schroder believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by Schroder.



  - PRINCIPAL RISKS.



    - EQUITY SECURITIES. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equity markets generally or particular companies in the portfolio.



           SCHRODER U.S. DIVERSIFIED GROWTH FUND -- INVESTOR SHARES*


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ANNUAL RETURN
1990                -4%
1991             38.28%
1992             15.23%
1993             12.50%
1994             -5.21%
1995             28.03%
1996             21.48%
1997             23.33%
1998             21.94%
1999             30.91%
      Calendar Year End


 During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was -15.40% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                   ONE           FIVE       TEN
  (FOR PERIODS ENDED DECEMBER 31, 1999)                          YEAR         YEARS      YEARS
  Schroder U.S. Diversified Growth Fund*                         30.91%        25.08%     17.45%
  Standard & Poor's 500 Index**                                  21.04%        28.55%     17.89%



  * The bar chart and table show performance of the Fund's Investor Shares, which are offered in a different prospectus. Although Advisor Shares and Investor Shares represent interests in the same portfolio of securities, Advisor Share performance would normally be lower than Investor Share performance because of the higher expenses paid by Advisor Shares.


 ** The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

SCHRODER U.S. SMALLER COMPANIES FUND


  - INVESTMENT OBJECTIVE. Capital appreciation.



  - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 65% of its total assets in equity securities of companies in the United States that have (at the time of investment) market capitalizations of $1.5 billion or less. The Fund also may invest in equity securities of larger companies and in debt securities, if Schroder believes such investments are consistent with the Fund's investment objective. The Fund invests in a variety of equity securities including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



    In selecting investments for the Fund, Schroder seeks to identify securities of companies with strong management that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. The Fund intends to invest no more than 25% of its total assets in securities of small companies that, together with their predecessors, have been in operation for less than three years.


  - PRINCIPAL RISKS.

    - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


    - EQUITY SECURITIES. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equity markets generally or particular companies in the portfolio.



             SCHRODER U.S. SMALLER COMPANIES FUND -- ADVISOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ANNUAL RETURN
1997             26.60%
1998             -9.39%
1999             12.92%
      Calendar Year End


 During the periods shown above, the highest quarterly return was 18.53% for the quarter ended June 30, 1997, and the lowest was -23.22% for the quarter ended September 30, 1998.



                                                                                       SINCE
                                                                                      INCEPTION OF
                                                                                      ADVISOR
  AVERAGE ANNUAL TOTAL RETURNS                                        ONE              SHARES
  (FOR PERIODS ENDED DECEMBER 31, 1999)                              YEAR             (12/23/96)
  Schroder U.S. Smaller Companies Fund                                   12.92%           9.41%
  Russell 2000 Index*                                                    21.26%          13.75%


 * The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD ADVISOR SHARES OF THE FUNDS.


SHAREHOLDER FEES (paid directly from your investment):



Maximum Sales Load Imposed on Purchases.....................  None
Maximum Deferred Sales Load.................................  None
Maximum Sales Load Imposed on Reinvested Dividends..........  None
Redemption Fee..............................................  None
Exchange Fee................................................  None


ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets):


                                                                         SCHRODER                     SCHRODER
                                                           SCHRODER    INTERNATIONAL                    U.S.         SCHRODER
                                             SCHRODER      EMERGING       SMALLER       SCHRODER     DIVERSIFIED   U.S. SMALLER
                                           INTERNATIONAL    MARKETS      COMPANIES       GREATER       GROWTH       COMPANIES
                                               FUND          FUND          FUND        CHINA FUND       FUND           FUND
                                           -------------   ---------   -------------   -----------   -----------   ------------
Management Fees(1).......................       0.69%(4)      1.25%         1.10%          1.15%         0.75%         0.75%
Distribution (12b-1) Fees(2).............       None          None          None           None          None          None
Other Expenses (includes a
 0.25% shareholder
 servicing fee)(2).......................       0.62          6.84          1.89          12.41          1.49          1.49
                                               -----         -----         -----         ------         -----         -----
Total Annual Fund Operating Expenses.....       1.31          8.09          2.99          13.56          2.24          2.24
Fee Waiver and/or Expense
 Limitation(3)...........................       0.07          6.14          1.24          11.31          0.49          0.50
                                               -----         -----         -----         ------         -----         -----
Net Expenses(3)..........................       1.24          1.95          1.75           2.25          1.75          1.74



(1) Management Fees include all fees payable to Schroder and its affiliates for investment advisory and fund administration services.



(2) Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to its Advisor Shares. Under the Plans, each Fund may pay Schroder Fund Advisors Inc. compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to its Advisor Shares. Although the Trustees have not currently authorized payments under the Distribution Plan, payments by a Fund under its Shareholder Servicing Plan, which will not exceed the annual rate of 0.25% of a Fund's average daily net assets attributable to its Advisor Shares, will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares.



(3) The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2000, on the Total Annual Fund Operating Expenses of the Funds.



(4) The expense information for Schroder International Fund has been restated to reflect current Management Fees. Prior to June 1, 1999, the Fund paid Management Fees of 0.675%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Advisor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth on the previous page (absent the noted Fee Waiver and/or Expense Limitation). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                            --------   --------   --------   --------
Schroder International Fund*                                 $  134     $  418     $  722     $1,587
Schroder Emerging Markets Fund*                              $  829     $2,407     $3,882     $7,116
Schroder International Smaller Companies Fund*               $  306     $  937     $1,593     $3,346
Schroder Greater China Fund*                                 $1,390     $3,810     $5,818     $9,469
Schroder U.S. Diversified Growth Fund*                       $  230     $  708     $1,212     $2,597
Schroder U.S. Smaller Companies Fund*                        $  230     $  708     $1,212     $2,597



* Assuming that each of the Fund's operating expenses remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:



  Schroder International Fund -- $127, $396, $685, and $1,507.



  Schroder Emerging Markets Fund -- $200, $618, $1,061, and $2,291.



  Schroder International Smaller Companies Fund -- $179, $556, $956, and $2,076.



  Schroder Greater China Fund -- $231, $711, $1,217, and $2,607.



  Schroder U.S. Diversified Growth Fund -- $179, $556, $956, and $2,076.



  Schroder U.S. Smaller Companies Fund -- $178, $552, $951, and $2,065.

OTHER INVESTMENT STRATEGIES AND RISKS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.

RISKS OF INVESTING IN THE FUNDS


    - FOREIGN SECURITIES AND CURRENCIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.


      In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.


      If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

      Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.



    - DEBT SECURITIES. To varying extents, all of the Funds may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Also, to varying extents, all of the Funds may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by a Fund more volatile and could limit the Fund's ability to liquidate its securities. Changes in the ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.


    - U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.


    - RISKS OF SMALLER CAPITALIZATION COMPANIES. Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder Greater China Fund, and Schroder U.S. Smaller Companies Fund invest in companies that are smaller and less well-known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


OTHER INVESTMENT STRATEGIES AND TECHNIQUES


In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.



    - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.


      In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

      From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.


      The Funds may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.


      A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transaction described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

    - SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. Each Fund (other than Schroder International Fund and Schroder U.S. Diversified Growth Fund) may lend portfolio securities to broker-dealers up to one-third of the Fund's total assets. Each Fund (other than Schroder U.S. Diversified Growth Fund) may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Each Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

    - INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund (other than Schroder U.S. Diversified Growth Fund) may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, a Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.


    - DERIVATIVE INSTRUMENTS. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or listed in the Statement of Additional Information, instead of investing directly in the types of portfolio securities described in the Summary Information section above, a Fund may buy or sell a variety of "derivative" instruments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price.



    - ZERO-COUPON BONDS. Each Fund which may invest in debt securities may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.



    - PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay tax.



    - TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

    - OTHER INVESTMENTS. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.
MANAGEMENT OF THE FUNDS

The Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.


Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the investment banking and asset management businesses, and as of June 30, 1999, had in the aggregate assets under management of approximately $208 billion. In January 2000, Schroders plc agreed to sell its worldwide investment banking business to Salomon Smith Barney. The transaction, which is expected to be completed by May 2000, is subject to regulatory approvals and satisfaction of closing conditions. Schroders plc will retain its asset management businesses.


Subject to the direction and control of Schroder, Schroder Investment Management International Limited (SIMIL), an affiliate of Schroder, serves as subadviser to Schroder International Smaller Companies Fund pursuant to an Investment Subadvisory Agreement among Schroder, SIMIL, and that Fund. SIMIL has been registered as a U.S. investment adviser since 1998 and provides investment management services to U.S. and foreign clients.



    - INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 1999, SCHRODER U.S. DIVERSIFIED GROWTH FUND paid investment advisory fees to Schroder at the annual rate of 0.26% of the Fund's average daily net assets. The contractual investment advisory fee rate payable by SCHRODER GREATER CHINA FUND, which has not been in operation for a full fiscal year, is 0.90% of the Fund's average daily net assets.



       Prior to June 1, 1999, each of the other Funds invested substantially all of its investible assets in a separate portfolio (each a "Former Related Portfolio") of Schroder Capital Funds. During this time, each of these Funds paid investment advisory fees indirectly at the Former Related Portfolio level, and did not pay investment advisory fees directly to Schroder. Since June 1, 1999, each such Fund has paid investment advisory fees directly to Schroder. For the fiscal year ended October 31, 1999, these Funds paid investment advisory fees to Schroder (both directly and indirectly through the Former Related Portfolio) at the following annual rates (based on the average daily net assets of each Fund taken separately): SCHRODER INTERNATIONAL FUND -- 0.38%; SCHRODER U.S. SMALLER COMPANIES FUND -- 0.50%; and SCHRODER EMERGING MARKETS FUND and SCHRODER INTERNATIONAL SMALLER COMPANIES FUND paid no investment advisory fees during the period.



       The rate of advisory fees indicated above as paid by each Fund, other than Schroder U.S. Smaller Companies Fund, reflects expense limitations and/or fee waivers described below.



       Pursuant to the Investment Subadvisory Agreement for Schroder International Smaller Companies Fund, Schroder pays SIMIL a fee at the annual rate of 0.25% of the average daily net assets of that Fund.



    - INVESTMENT ADVISORY FEE BREAKPOINTS. The following Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Smaller Companies Fund and Schroder International Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Diversified Growth Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.



    - EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2000 to the extent that each Fund's total operating expenses attributable to its Advisor Shares exceed the following annual rates (based on the average daily net assets of each Fund taken separately): SCHRODER INTERNATIONAL FUND -- 1.24%; SCHRODER EMERGING MARKETS FUND -- 1.95%; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- 1.75%; SCHRODER GREATER CHINA FUND -- 2.25%; SCHRODER U.S. DIVERSIFIED GROWTH FUND -- 1.75%; and SCHRODER U.S. SMALLER COMPANIES FUND -- 1.74%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2000 will be limited to 0.45% of the Fund's average daily net assets, and the advisory fees paid to it by Schroder U.S. Diversified Growth Fund through May 31, 2000 will be limited to 0.65% of the Fund's average daily net assets. Schroder is contractually obligated through October 31, 2000 to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. In addition, Schroder and its affiliates have voluntarily undertaken, until further notice, to limit their fees or to pay a portion of the expenses incurred by Schroder U.S. Smaller Companies Fund in respect of its Advisor Shares so that the Net Expenses of the Fund's Advisor Shares will not exceed the Net Expenses of the Fund's Investor Shares by more than 0.25%.

    - PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee; all investment decisions for Schroder International Smaller Companies Fund are made by an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Funds since the years shown below. Their recent professional experience is also shown.



FUND                         PORTFOLIO MANAGER               SINCE            RECENT PROFESSIONAL EXPERIENCE
----                      ------------------------  ------------------------  ------------------------------
Schroder International    Michael Perelstein        1997                      Employed as an investment
Fund                                                                          professional at Schroder since
                                                                              1997. Mr. Perelstein is also
                                                                              Vice President of the Trust
                                                                              and of Schroder Capital Funds,
                                                                              and a Director and Senior
                                                                              Investment Officer of
                                                                              Schroder. Prior to joining
                                                                              Schroder, Mr. Perelstein was
                                                                              a Managing Director at
                                                                              MacKay-Shields Financial Corp.
                                                                              from March 1993 to
                                                                              November 1996.
Schroder Emerging         John Troiano              Inception (1997)          Employed as an investment
Markets Fund                                                                  professional at Schroder since
                                                                              1986. Mr. Troiano is the Chief
                                                                              Executive and a Director of
                                                                              Schroder, and a Vice President
                                                                              of the Trust, Schroder Capital
                                                                              Funds, and Schroder Series
                                                                              Trust.
                          Heather Crighton          Inception (1997)          Employed as an investment
                                                                              professional at Schroder since
                                                                              1993. Ms. Crighton is a
                                                                              Director and a Senior Vice
                                                                              President of Schroder.
                          Mark Bridgeman            Inception (1997)          Employed as an investment
                                                                              professional at Schroder since
                                                                              1990. Mr. Bridgeman is a First
                                                                              Vice President of Schroder.
Schroder Greater China    Heather Crighton          Inception (1998)          See above.
Fund
Schroder U.S.             Paul Morris               1997                      Employed as an investment
Diversified Growth Fund                                                       professional at Schroder since
                                                                              1997. Mr. Morris is a Director
                                                                              and Managing Director of
                                                                              Schroder. Prior to joining
                                                                              Schroder, Mr. Morris was a
                                                                              Principal and Senior Portfolio
                                                                              Manager at Weiss Peck & Greer,
                                                                              L.L.C., and a Managing
                                                                              Director, Equity Division, of
                                                                              UBS Asset Management.
Schroder U.S. Smaller     Ira L. Unschuld           1997 (sole manager since  Employed as an investment
Companies Fund                                      1998)                     professional at Schroder since
                                                                              1990. Mr. Unschuld is a Vice
                                                                              President of the Trust and a
                                                                              Director and Senior Vice
                                                                              President of Schroder.

HOW THE FUNDS' SHARES ARE PRICED


Each Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Advisor Shares, the net asset value of a Fund's Advisor Shares may change on days when shareholders will not be able to purchase or redeem their Advisor Shares. The net asset value of a Fund's Advisor Shares will generally differ from that of its Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.


HOW TO BUY SHARES


You may purchase Advisor Shares of each Fund directly from the Trust (through Schroder Fund Advisors Inc., the distributor of the Trust's shares), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service Organization") having an arrangement with Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.


Advisor Shares of each of the Funds are sold at their net asset value next determined after the Trust receives your order. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of regular trading on the New York Stock Exchange.


If the Advisor Shares you purchase will be held in your own name (rather than in the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application in proper form. An Account Application is included with this Prospectus. Additional Account Applications may be obtained from the Trust's Transfer Agent, Boston Financial Data Services, Inc. (the "Transfer Agent"), at the addresses listed below under "Purchases by Check", by calling the Trust at (800) 464-3108, or from your Service Organization. The Trust or the Transfer Agent may request and delay acceptance of your order pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors or custodians.


INVESTMENT MINIMUMS


The minimum investments for initial and additional purchases of Advisor Shares of each Fund are as follows:



                                               INITIAL     ADDITIONAL
                                              INVESTMENT   INVESTMENTS
                                              ----------   -----------
    Regular Accounts                            $2,500        $250
    Traditional IRAs                            $2,000        $250



The Trust may, in its sole discretion, accept smaller initial or subsequent investments. None of the Funds issues share certificates.

You also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing your intention to invest at least the minimum investment amount applicable to a particular Fund, or more, in Advisor Shares of a Fund within 13 months. You may enter into a Statement of Intention in conjunction with your initial investment in Advisor Shares by completing the appropriate section of the Account Application. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent. The Trust reserves the right to redeem your shares in a Fund if you do not invest at least the minimum initial investment amount applicable to your account by the end of the Statement of Intention period (taking into account amounts you redeem during the period).



The Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. The Trust may also change any investment minimum from time to time.


PURCHASES BY CHECK


You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to (i) Schroder Capital Funds (Delaware), if you are purchasing shares of two or more Funds, accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing or (ii) the name of the Fund to be purchased (I.E., Schroder Emerging Markets Fund) if you are purchasing shares of a single Fund. Third-party checks will not be accepted.



For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:



REGULAR MAIL                 OVERNIGHT OR EXPRESS MAIL
---------------------------  ------------------------------------
Schroder Mutual Funds        Boston Financial Data Services, Inc.
P.O. Box 8507                Attn: Schroder Mutual Funds
Boston, MA 02266             66 Brooks Drive
                             Braintree, MA 02184


Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE/TELEPHONE

If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.


Once you have an account number, you may purchase Advisor Shares through your Service Organization, or directly from the Trust by telephoning the Transfer Agent at (800) 464-3108, to give notice that you will be sending funds by wire, and then arranging with your bank to wire funds to the Trust. In order to purchase shares by telephone, you must complete the appropriate section of the Account Application. Your purchase will not be processed until the Trust has received the wired funds.


Federal Reserve Bank wire instructions are as follows:


           State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110
           ABA No.: 011000028
           Attn: Schroder Mutual Funds
           DDA No.: 9904-650-0
           FBO: Account Registration
           A/C: Mutual Fund Account Number
              Name of Fund

The wire order must specify the name of the Fund, the share class (I.E., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order.


In an effort to prevent unauthorized or fraudulent purchase or redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures.


If six months have passed since correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.



AUTOMATIC PURCHASES



If you purchase shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call the Trust at
(800) 464-3108. If you purchase shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service Organization for details.


OTHER PURCHASE INFORMATION


Advisor Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone the Trust at (800) 464-3108.



Schroders reserves the right to reject any investment. A pattern of purchases and redemptions of Fund shares characteristic of "market timing" strategies may be deemed by Schroder to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" purchases an investor may make. An investor makes a "round trip" purchase when the investor purchases shares of a particular Fund, subsequently redeems those shares (including in connection with exchanges for other Schroder funds), and then again purchases shares of the original Fund. If an investor completes four round trip purchases in any twelve-month period, the Trust may refuse any subsequent purchase or exchange order by that investor.



Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trust. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.


HOW TO SELL SHARES

You may sell your Advisor Shares back to a Fund on any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Service Organization may charge you for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 464-3108.


The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed exactly in accordance with the registration form. If you hold your Advisor Shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Advisor Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed to by the Trust, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Shares for which certificates have been issued may not be redeemed by telephone. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.



If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time. If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions. Your Service Organization may charge you separately for this service.


The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in writing in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, you will not be sent redemption proceeds until the check you used to pay for the Advisor Shares has cleared, which may take up to 15 calendar days from the purchase date.

If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $2,000) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


The Trust may suspend the right of redemption during any period when:
(1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.



If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.


ADDITIONAL INFORMATION ABOUT
ADVISOR SHARES

The Trust sells Advisor Shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select. You also receive the full value of your Advisor Shares when you sell them back to a Fund, without any deferred sales charge.

SHAREHOLDER SERVICING PLAN. The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") for the Advisor Shares of each Fund. Under the Service Plan, each Fund pays fees to Schroder Fund Advisors Inc. at an annual rate of up to 0.25% of the average daily net assets of the Fund represented by Advisor Shares. Schroder Fund Advisors Inc. may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a Service Organization may receive payments from Schroder Fund Advisors Inc. at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of each Fund for which the Service Organization is the holder of record. Some Service Organizations may impose additional conditions or fees. For instance, a Service Organization may require its clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or may charge a direct fee for its services. These fees would be in addition to any amounts which you pay as a shareholder of a Fund or amounts which might be paid to the Service Organization by Schroder Fund Advisors Inc. Please contact your Service Organization for details. Schroder intends that payments made under the Service Plan be used for administrative support services, and not for distribution of the Funds' Advisor Shares.



DISTRIBUTION PLANS. Each Fund has adopted a Distribution Plan which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Shares. Under the Plans, each Fund may pay Schroder Fund Advisors Inc. compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to its Advisor Shares. The Trustees have not currently authorized payments under the Distribution Plan, although payments by a Fund under the Service Plan will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares. To the extent that payments are made in the future under any distribution plan, they would be paid out of a Fund's assets attributable to its Advisor Shares on an ongoing basis, would increase the cost of your investment, and, in the long run, may cost you more than paying other types of sales charges imposed by other funds.


EXCHANGES


You can exchange your Advisor Shares of the Fund for Advisor Shares of most other funds in the Schroder family of funds at any time at their respective net asset values. The exchange would be treated as a sale of your Advisor Shares and any gain on the exchange may be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please contact your Service Organization or call the Trust directly at (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

    -  Reinvest all distributions in additional Advisor Shares of your Fund;


    - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Advisor Shares of your Fund;


    - Receive distributions from net investment income in additional Advisor Shares of your Fund while receiving capital gain distributions in cash; or

    -  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Advisor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES


TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.



TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES. Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.


FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders.

Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns both (1) distributions received from the Fund and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.


CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of Schroder U.S. Smaller Companies Fund since the Fund began offering Advisor Shares. No other Fund has Advisor Shares outstanding. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Advisor Shares of the Fund, assuming reinvestment of all dividends and distributions.



The financial highlights presented below for Schroder U.S. Smaller Companies Fund have been audited by PricewaterhouseCoopers LLP, independent accountants to the Fund. The audited financial statements for the Fund and the related independent accountants' report are contained in the Trust's Annual Report and are incorporated by reference into the Statement of Additional Information. Copies of the Annual Report may be obtained without charge by writing the Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling
(800) 464-3108.


SCHRODER U.S. SMALLER COMPANIES FUND


Selected per share data and ratios for an Advisor Share outstanding throughout each period:



                                                                                             FOR THE
                                     FOR THE PERIOD         FOR THE          FOR THE       PERIOD ENDED
                                         ENDED             YEAR ENDED       YEAR ENDED       MAY 31,
                                  OCTOBER 31, 1999(A)     MAY 31, 1999     MAY 31, 1998      1997(B)
                                  --------------------   --------------   --------------   ------------
Net Asset Value, Beginning of
 Period                                  $12.74              $14.72           $13.24          $11.89
                                        -------             -------           ------          ------
Investment Operations:(c)
  Net Investment Loss                     (0.04)              (0.12)           (0.05)          (0.03)
  Net Realized and Unrealized
   Gain (Loss) on Investments              0.02               (1.83)            2.79            1.38
                                        -------             -------           ------          ------
Total from Investment Operations          (0.02)              (1.95)            2.74            1.35
                                        -------             -------           ------          ------
Distributions from Net Realized
 Gain on Investments                         --               (0.03)           (1.26)             --
                                        -------             -------           ------          ------
Net Asset Value, End of Period          $ 12.72             $ 12.74           $14.72          $13.24
                                        =======             =======           ======          ======
Total Return(d)                           (0.16)%            (13.25)%          21.50%          11.35%
Ratios and Supplementary Data
Net Assets at End of Period (in
 thousands)                             $ 4,807              $4,883           $4,544             $81
Ratios to Average Net Assets:(c)
  Expenses including
   reimbursement/waiver of fees            1.60%(e)            1.69%            1.58%           1.74%(e)
  Expenses excluding
   reimbursement/waiver of fees            2.24%(e)            2.52%            3.88%          57.02%(e)
  Net investment income (loss)
   including
   reimbursement/waiver of fees           (0.79)%(e)          (0.95)%          (0.78)%         (0.67)%(e)
Portfolio Turnover Rate(f)                   52%                119%              55%             34%



(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31. See also Note 1 to the Trust's financial statements.



(b) Advisor Shares were first issued on December 23, 1996.



(c) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gain/losses were directly accrued to the Fund.



(d) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the period shown (see Note 3 to the Trust's financial statements). Total return calculation for a period of less than one year are not annualized.



(e) Annualized.



(f) The portfolio turnover rates for the periods through May 31, 1999 represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio.

                                     [LOGO]



                     FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
PLEASE CALL (800) 464-3108 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.
                   PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE)                   SCHRODER SERIES TRUST
SCHRODER INTERNATIONAL FUND                         SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND       SCHRODER MIDCAP VALUE FUND
SCHRODER GREATER CHINA FUND                         SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. DIVERSIFIED GROWTH FUND               SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER MICRO CAP FUND

                                   SCHRODER SERIES TRUST II
                                    SCHRODER ALL-ASIA FUND

                               INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019


          SUBADVISER TO SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
              Schroder Investment Management International Limited
                               31 Gresham Street
                        London, United Kingdom EC2V 7QA



                         ADMINISTRATOR AND DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019



                         SUBADMINISTRATOR AND CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110



                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                                66 Brooks Drive
                         Braintree, Massachusetts 02184
                                 (800) 464-3108


                                    COUNSEL
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             One Post Office Square
                          Boston, Massachusetts 02109

--------------------------------------------------------------------------------

SCHRODER CAPITAL FUNDS (DELAWARE)

Schroder Capital Funds (Delaware)'s statement of additional information (SAI) and annual and semi- annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling 800-464-3108.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-1911.

SCHRODER CAPITAL FUNDS (DELAWARE)
P.O. Box 8507
Boston, MA 02266
800-464-3108

SF300AP

File No. 811-1911
\+

SCHRODERS

PROSPECTUS

March 1, 2000


SCHRODER CAPITAL FUND (DELAWARE)


SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

INVESTOR SHARES

This Prospectus describes Schroder Emerging Markets Fund Institutional Portfolio, a series of shares of Schroder Capital Funds (Delaware) (the "Trust"). The Fund seeks long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.




Schroder Investment Management North America Inc. ("Schroder") manages the Fund. You can call the Trust at (800) 464-3108 to find out more about the Fund and other funds in the Schroder family.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY INFORMATION                                                            1

FEES AND EXPENSES                                                              4

OTHER INVESTMENT STRATEGIES AND RISKS                                          5

MANAGEMENT OF THE FUND                                                        10

HOW THE FUND'S SHARES ARE PRICED                                              11

HOW TO BUY SHARES                                                             11

HOW TO SELL SHARES                                                            14

DIVIDENDS AND DISTRIBUTIONS                                                   15

TAXES                                                                         16

FINANCIAL HIGHLIGHTS                                                          17

SUMMARY INFORMATION

This summary identifies the investment objective, principal investment strategies, and principal risks of Schroder Emerging Markets Fund Institutional Portfolio. The Fund's investment objective may not be changed without shareholder approval. The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the Fund's shareholders.




The summary for the Fund includes a bar chart that shows how the investment returns of the Fund's Investor Shares have varied from year to year. The bar chart shows returns for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year and for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and by comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on an investment in the Fund.




- INVESTMENT OBJECTIVE. To seek long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.


- PRINCIPAL INVESTMENTS STRATEGIES. The Fund normally invests at least 65% of its total assets in securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remaining 35% of its total assets in securities of issuers located anywhere in the world. The Fund may invest in equity or debt securities of any kind.


     The Fund invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, Eastern and Southern Europe, and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in the Index (and therefore generally NOT considered to be "emerging market" countries) include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country.


     The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

     The Fund also may do the following:

     - Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

     - Invest up to 35% of its assets in debt securities, including lower-quality, high yielding debt securities (commonly known as "junk bonds"), which entail certain risks.

-    PRINCIPAL RISKS.

     - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.


     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.


     - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.


     - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.


     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.


     - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risk (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).


     - JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Fund may become more volatile.

     The bar chart below does not reflect the purchase or redemption charges imposed on purchases and redemptions of the Fund's Shares. If the bar chart did reflect these charges, returns would be less than those shown.

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
                                INVESTOR SHARES

Calendar       Annual
Year End       Return
1996            7.93%
1997           -5.21%
1998          -25.29%
1999           62.62%

During the periods shown above, the highest quarterly return was 27.35% for the quarter ended December 31, 1999, and the lowest was -21.96% for the quarter ended September 30, 1998.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*                                     LIFE OF FUND

(FOR PERIODS ENDING DECEMBER 31, 1999)          ONE YEAR         SINCE 3/31/95)
--------------------------------------------------------------------------------
Schroder Emerging Markets Fund                   61.00%            6.09%
Institutional Portfolio
--------------------------------------------------------------------------------
Morgan Stanley Capital International            66.41%            7.50%
Emerging Markets Free Index**
--------------------------------------------------------------------------------


 * Unlike the bar chart, the Fund's average annual total returns shown in the table above reflect the subject of a 0.50% Purchase Charge at the time of purchase and a 0.50% Redemption Charge deducted at the end of each period. The Index to which the Fund's average annual returns are compared do not reflect the imposition of such charges.


** The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America, and the Pacific Basin. The Index represents actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUND.


SHAREHOLDER FEES (paid directly from your investment):
         Maximum Sales Load Imposed on Purchases                           None
         Maximum Deferred Sales Load                                       None
         Maximum Sales Load Imposed on Reinvested Dividends                None
         Purchase Charge (based on amount invested)(1)                     0.50%
         Redemption Charge (as a percentage of the net asset value
         of shares redeemed)(1)                                            0.50%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees(2)                                                         1.10%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             0.23%
Total Annual Fund Operating Expenses                                       1.33%
Fee Waiver and/or Expense Limitation(3)                                    0.15%
Net Expenses(3)                                                            1.18%

--------------

(1) The Purchase and Redemption Charges are collected and retained by the Fund to compensate the other investors in the Fund for expenses incurred in connection with purchases and sales of portfolio securities.


(2) Management Fees include all fees payable to Schroder and its affiliates for investment advisory and fund administration services.


(3) The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2000, on the Total Annual Fund Operating Expenses of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated and either retain all of your shares or redeem all of your shares at the end of those periods. The Example assumes that you pay a 0.50% Purchase Charge at the time of purchase and a 0.50% Redemption Charge at the time of redemption. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth above (absent the noted Fee
Waiver and/or Expense Limitation). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:


                             1 YEAR      3 YEARS      5 YEARS     10 YEARS
                             ------      -------      -------     --------
Assuming no redemption*      $186        $472         $780        $1,652
Assuming full redemption
at end of period*            $238        $528         $839        $1,723


* Assuming that the Fund's operating expenses remain the same as the Net Expenses set forth above, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively: $171, $425, $699, and $1,481 (assuming no redemption) or $222, $481, $759, and $1,553 (assuming full redemption at end of period).

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund may not achieve its objective in all circumstances. The following provides more detail about the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its total return or yield. It is possible to lose money by investing in the Fund.

RISKS OF INVESTING IN THE FUND

          - EMERGING MARKETS. The Fund intends to invest primarily in securities of "emerging market" issuers, which are those domiciled or doing business in emerging market countries. Specifically, an issuer will be considered to be an emerging market issuer if Schroder determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries.


               The prices of securities of issuers in emerging market countries are subject to greater volatility than those of issuers in more developed countries. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. See "Foreign Securities" below. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect those countries' economies and securities markets.


               Certain Asian markets have experienced devaluation and/or significant volatility during the past several years. To the extent that the Fund focuses its investments in any Asian countries, the Fund's investment performance will be particularly sensitive to political, economic, market, and other factors affecting these countries and issues in these countries.


          - FOREIGN SECURITIES AND CURRENCIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of the Fund's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

               In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

               If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies, which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.


               Special tax considerations apply to foreign securities. In determining whether to invest the Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.


          - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Additionally, the Fund may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by the Fund more volatile and could limit the Fund's ability to liquidate its securities. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.

          - U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

          - RISK OF SMALLER CAPITALIZATION COMPANIES. The Fund may invest in companies that are smaller and less well known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involved certain special risks. They are more likely than larger companies to have limited product line, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Fund may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

          - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. The Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

                    In particular, the Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

                    From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). The Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

                    The Fund may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

                    The Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of the Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, the Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time.

               - SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. The Fund may lend portfolio securities to broker-dealers up to one-third of the Fund's total assets. The Fund may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.


               - INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies or pooled vehicles, including closed-end funds that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, the Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.


               - DERIVATIVE INSTRUMENTS. To the extent permitted by the Fund's investment policies as set forth in this Prospectus or listed in the Statement of Additional Information, instead of investing directly in the types of portfolio securities described in the Summary Information section above, the Fund may buy or sell a variety of "derivative" instruments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price.


               - ZERO-COUPON BONDS. The Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-Coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.


               - PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax.


               - TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

               - OTHER INVESTMENTS. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies, which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

MANAGEMENT OF THE FUND

The Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of the Fund. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business.

Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the investment banking and asset management businesses, and as of June 30, 1999, had in the aggregate assets under management of approximately $208 billion. In January 2000, Schroders plc agreed to sell its worldwide investment banking business to Salomon Smith Barney. The transaction, which is expected to be completed by May 2000, is subject to regulatory approvals and satisfaction of closing conditions. Schroders plc will retain its asset management business.


          - INVESTMENT ADVISORY FEES. Prior to June 1, 1999, the Fund invested substantially all of its investible assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separate portfolio of Schroder Capital Funds, an investment company also managed by Schroder. During this time, the Fund paid investment advisory fees indirectly at the Portfolio level, and did not pay advisory fees directly to Schroder. Since June 1, 1999, the Fund has paid investment advisory fees directly to Schroder according to the same contractual fee rate previously paid at the Portfolio level. For the fiscal year ended October 31, 1999, the Fund paid investment advisory fees to Schroder (both directly and indirectly through the Portfolio) at the annual rate of .88%, based on the average daily net assets of the Fund. The amount paid by the Fund reflects the effect of the expense limitations and/or fee waivers in place for the Fund described below.




          - EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Fund's expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2000 to the extent that the Fund's total operating expenses attributable to its Investor Shares exceed the annual rate of 1.18%. Prior to June 1, 1999, Schroder observed an expense limitation for the Fund's Investor Shares at the annual rate of 1.45%.


          - PORTFOLIO MANAGERS. Schroder's investment decisions for the Fund are made by the investment team listed below, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Fund and the Portfolio in which the Fund previously invested since inception. Their recent professional experience is also shown.


      PORTFOLIO MANAGER                    SINCE                  RECENT PROFESSIONAL
      -----------------                    -----                  -------------------
                                                                       EXPERIENCE
                                                                       ----------
         John Troiano                 Inception (1995)        Employed  as  an  investment
                                                              professional   at   Schroder
                                                              since 1986.  Mr.  Troiano is
                                                              the  Chief  Executive  and a
                                                              Director of Schroder,  and a
                                                              Vice    President   of   the
                                                              Trust,    Schroder   Capital
                                                              Funds,  and Schroder  Series
                                                              Trust



       Heather Crighton               Inception (1995)        Employed  as  an  investment
                                                              professional   at   Schroder
                                                              since  1993.  Ms.   Crighton
                                                              is a  Director  and a Senior
                                                              Vice President of Schroder.

        Mark Bridgeman                Inception (1995)        Employed  as  an  investment
                                                              professional   at   Schroder
                                                              since  1990.  Mr.  Bridgeman
                                                              is a  First  Vice  President
                                                              of Schroder.


HOW THE FUND'S SHARES ARE PRICED


The Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Fund values securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its Investor Shares, the net asset value of the Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares. The net asset value of the Fund's Investor Shares will generally differ from that of its Advisor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Investor Shares and Advisor Shares.

HOW TO BUY SHARES

You may purchase Investor Shares of the Fund directly from the Trust (through Schroder Fund Advisors Inc., the distributor of the Trust's shares), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service Organization") having an arrangement with Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.


Investor Shares of the Fund are sold at their net asset value next determined after the Trust receives your order, plus a purchase charge of 0.50% of the amount invested. The purchase charge, which is not a sales charge, is assessed and retained by the Fund to compensate other investors in the Fund for expenses incurred in purchasing securities due to an investment in the Fund. The purchase charge is not assessed on the reinvestment of dividends or distributions or on purchases through an in-kind subscription. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of regular trading on the New York Stock Exchange.


If the Investor Shares you purchase will be held in your own name (rather than in the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application in proper form. The Trust or the Trust's Transfer Agent, Boston Financial Data Services,

Inc. (the "Transfer Agent") may request and delay acceptance of your order pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians. You may obtain Account Applications from the Transfer Agent at the address listed below under "Purchases by Check", by calling the Trust at (800) 464-3108, or your Service Organization.

INVESTMENT MINIMUMS

The minimum investments for initial and additional purchases of Investor Shares of the Fund are as follows:


                                               Initial           Additional
                                              Investment        Investments
                                              ----------        -----------
    Regular Accounts                          $1,000,000        No minimum


The Trust may, in its sole discretion, accept smaller initial or subsequent investments. The Trust does not issue share certificates.


You also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing your intention to invest at least the minimum investment amount applicable to the Fund, or more, in Investor Shares within 13 months. You may enter into a Statement of Intention in conjunction with your initial investment in Investor Shares by completing the appropriate section of the Account Application. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent. The Trust reserves the right to redeem your shares in the Fund if you do not invest at least the minimum initial investment amount applicable to your account by the end of the Statement of Intention period (taking into account amounts you redeem during the period).


The Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. The Trust may also change any investment minimum from time to time.


PURCHASES BY CHECK

You may purchase shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. Third-party checks will not be accepted.

For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:


         REGULAR MAIL                      OVERNIGHT OR EXPRESS MAIL
         ------------                      -------------------------
         Schroder Mutual Funds             Boston Financial Data Services, Inc.
         P.O. Box 8507                     Attn:  Schroder Mutual Funds
         Boston, MA 02266                  66 Brooks Road
                                           Braintree, MA 02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE/TELEPHONE

If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Once you have an account number, you may purchase Investor Shares through your Service Organization, or directly from the Trust by telephoning the Transfer Agent at (800) 464-3108, to give notice that you will be sending funds by wire, and then arranging with your bank to wire funds to the Trust. In order to purchase shares by telephone, you must complete the appropriate section of the Account Application. Your purchase will not be processed until the Trust has received the wired funds.

Federal Reserve Bank wire instructions are as follows:

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, MA 02110
                  ABA No.:  011000028
                  Attn:  Schroder Mutual Funds
                  DDA No.:  9904-650-0
                  FBO:  Account Registration
                  A/C:  Mutual Fund Account Number
                        Schroder Emerging Markets Fund
                        Institutional Portfolio


The wire order must specify the name of the Fund, the share class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order.

In an effort to prevent unauthorized or fraudulent purchase or redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures.


If six months have passed since correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the Fund, and the checks will be canceled.


AUTOMATIC PURCHASES



If you purchase shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Investor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call the Trust at (800) 464-3108. If you purchase shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service Organization for details.



OTHER PURCHASE INFORMATION


Investor Shares of the Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone Schroder at (800) 464-3108.


Schroder reserves the right to reject any particular investment. A pattern of purchases and redemption of the Fund's shares characteristics of "market timing" strategies may be deemed by Schroder to be detrimental to the Trust or the Fund. Currently, the Trust limits the number of "round trip" purchases an investor may make. An investor makes a "round trip" purchase when the investor purchases shares of the Fund, subsequently redeems those shares, and then again purchases shares of the Fund. If an investor completes four round trip purchases in any twelve-month period, the Trust may to refuse any subsequent purchase order by that investor.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.



HOW TO SELL SHARES

You may sell your Investor Shares back to the Fund on any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Service Organization may charge you for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, minus a redemption charge of 0.50% of the amount redeemed. The redemption charge, which is not a sales charge, is assessed and retained by the Fund to compensate the other investors in the Fund for expenses incurred in connection with sales of portfolio securities. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Investor Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Investor Shares for which the redemption charge is applicable, on a first-purchased, first-redeemed basis.



A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed exactly in accordance with the registration form. If you hold your Investor Shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Investor Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed by the Trust, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Shares for which certificates have been issued may not be redeemed by telephone. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.



If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time. If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions. Your Service Organization may charge you separately for this service.



The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in writing in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, you will not be sent redemption proceeds until the check you used to pay for the Investor Shares has cleared, which may take up to 15 calendar days from the purchase date.

If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $100,000) of the Fund, the Trust may choose to redeem your shares in the Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


The Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the Exchange is closed;
(2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.



If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.





DIVIDENDS AND DISTRIBUTIONS

The Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     -    Reinvest all distributions in additional Investor Shares of the Fund;

     - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of the Fund;

     - Receive distributions from net investment income in additional Investor Shares of the Fund while receiving capital gain distributions in cash; or

     -    Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in Investor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.


TAXES


TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that the Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Fund.


TAXES WHEN YOU SELL YOUR SHARES. Any gain resulting from the sale of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.


FOREIGN TAXES. Foreign governments may impose taxes on the Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders.


The Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns both (1) distributions received from the Fund and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.


CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table on the following page is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of the Fund, assuming reinvestment of all dividends and distributions. The financial highlights presented below have been audited by PricewaterhouseCoopers LLP, independent accountants to the Fund. The audited financial statements for the Fund and the related independent accountants' report are contained in the Fund's Annual Report and are incorporated by reference into the Statement of Additional Information. Copies of the Fund's Annual Report may be obtained without charge by writing the Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling
(800) 464-3108.

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO - INVESTOR SHARES

(For an Investor Share outstanding throughout the period.)


                                                                                                  For the Period
                                                         For the Year Ended October 31,              Ended
                                               ------------------------------------------------    October 31,
                                                                                                   -------------

                                                     1999           1998           1997        1996      1995(1)
                                                     ----           ----           ----        ----      ----
NET ASSET VALUE AT BEGINNING OF PERIOD              $7.77         $11.08         $11.06       $10.63      $10.00
                                                    -----         ------         ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS: (2)
  Net Investment Income                              0.06           0.12           0.06         0.02        0.02
  Net Realized and Unrealized Gain (Loss)
       on Investments and Foreign Currency           2.75         (3.39)         (0.03)         0.43        0.61
                                                     ----         ------         ------         ----        ----
   TOTAL FROM INVESTMENT OPERATIONS                  2.81         (3.27)           0.03         0.45        0.63
                                                     ----         ------           ----         ----        ----
LESS DISTRIBUTIONS:
   From Net Investment Income                      (0.05)         (0.04)         (0.01)       (0.02)        0.00
                                                   ------         ------         ------       ------        ----
   Total Distributions                             (0.05)         (0.04)         (0.01)       (0.02)        0.00
                                                   ------         ------         ------       ------        ----
NET ASSET VALUE AT END OF PERIOD                   $10.53          $7.77         $11.08       $11.06      $10.63
                                                   ------          -----         ------       ------      ------
                                                   ------          -----         ------       ------      ------
TOTAL RETURN (3)                                   36.27%       (29.64)%          0.27%        4.22%       6.30%
RATIOS & SUPPLEMENTARY DATA
   Net Assets at End of Period (in thousands)    $212,859       $111,463       $179,436     $167,570     $18,423
   Ratios to Average Net Assets: (2)
      Expenses including reimbursement/             1.27%          1.36%          1.41%        1.60%   1.58% (4)
         waiver of fees
      Expenses excluding reimbursement/             1.33%          1.64%          1.62%        1.71%   2.45% (4)
         waiver of fees
      Net investment income including
         reimbursement/waiver of fees               0.85%          1.11%          0.51%        0.36%   0.46% (4)
  Portfolio Turnover Rate (5)                         77%            67%            43%         103%         44%


(1) For the period March 31, 1995 (Commencement of Operations) through October 31, 1995. The Fund converted to a master/feeder structure on November 1, 1995.


(2) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Commencing June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.


(3) Total return calculation do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3 to the Fund's financial statements). Total return calculations for a period of less than one year are not annualized.


(4)  Annualized.


(5) The portfolio turnover rates for the years after October 31, 1995 through October 31, 1998 represent the turnover of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ended October 31, 1999, the rate represents a combination of the portfolio turnover rate of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio, and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.

=================================================================================================



                   FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.

    PLEASE CALL (800) 464-3108 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.

                  PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.



SCHRODER CAPITAL FUNDS (DELAWARE)                       SCHRODER SERIES TRUST
SCHRODER INTERNATIONAL FUND                             SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER EMERGING MARKETS FUND                          SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND           SCHRODER MIDCAP VALUE FUND
SCHRODER GREATER CHINA FUND                             SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. DIVERSIFIED GROWTH FUND                   SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER MICRO CAP FUND


                            SCHRODER SERIES TRUST II
                             SCHRODER ALL-ASIA FUND



=================================================================================================

                                INVESTMENT ADVISER
                 Schroder Investment Management North America Inc.
                           787 Seventh Avenue, 34th Floor
                              New York, New York 10019

                             ADMINISTRATOR AND DISTRIBUTOR
                              Schroder Fund Advisors Inc.
                             787 Seventh Avenue, 34th Floor
                                New York, New York 10019

                             SUBADMINISTRATOR AND CUSTODIAN
                           State Street Bank and Trust Company
                                  225 Franklin Street
                               Boston, Massachusetts 02110

                         TRANSFER AND DIVIDEND DISBURSING AGENT
                           Boston Financial Data Services, Inc.
                                      66 Brooks Drive
                                Braintree, Massachusetts 02184
                                       (800) 464-3108

                                           COUNSEL
                                         Ropes & Gray
                                   One International Place
                                 Boston, Massachusetts 02110

                                   INDEPENDENT ACCOUNTANTS
                                 PricewaterhouseCoopers LLP
                                   One Post Office Square
                                 Boston, Massachusetts 02109

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SCHRODER CAPITAL FUNDS (DELAWARE)


SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO


The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the Trust and the Fund, or make shareholder inquiries by calling (800-464-3108).

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at (800-SEC-0330) for information about the operation of the public reference room. You may also access reports and other information about the Trust and the Fund on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-1911.


         Schroder Capital Funds (Delaware)
         P.O. Box 8507
         Boston, MA 02266
         800-464-3108


         File No. 811-1911

SCHRODERS


PROSPECTUS


March 1, 2000

SCHRODER CAPITAL FUNDS (DELAWARE)


SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

ADVISOR SHARES



This Prospectus describes Schroder Emerging Markets Fund Institutional Portfolio, a series of shares of Schroder Capital Funds (Delaware) (the "Trust"). The Fund seeks long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.




Schroder Investment Management North America Inc. ("Schroder") manages the Fund. You can call the Trust at (800) 464-3108 to find out more about the Fund and other funds in the Schroder family.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SUMMARY INFORMATION                                                            1

FEES AND EXPENSES                                                              4

OTHER INVESTMENT STRATEGIES AND RISKS                                          5

MANAGEMENT OF THE FUND                                                         9

HOW THE FUND'S SHARES ARE PRICED                                              11

HOW TO BUY SHARES                                                             11

HOW TO SELL SHARES                                                            14

ADDITIONAL INFORMATION ABOUT ADVISOR SHARES                                   15

DIVIDENDS AND DISTRIBUTIONS                                                   15

TAXES                                                                         16

FINANCIAL HIGHLIGHTS                                                          17

SUMMARY INFORMATION


This summary identifies the investment objective, principal investment strategies, and principal risks of Schroder Emerging Markets Fund Institutional Portfolio. The Fund's investment objective may not be changed without shareholder approval. The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the Fund's shareholders.






The summary for the Fund includes a bar chart that shows how the investment returns of the Fund's Advisor Shares have varied from year to year. The bar chart shows returns for each full calendar year since the Fund has had Advisor Shares outstanding. The table following the bar chart shows how the Fund's average annual returns for the last year and since inception of the Advisor Shares compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and by comparing the Fund's performance to a broad measure of market performance. (Performance of the Fund's Investor Shares is normally higher than that of its Advisor Shares because the Investor Shares are subject to lower expenses.) PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on an investment in the Fund.






- INVESTMENT OBJECTIVE. To seek long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.


- PRINCIPAL INVESTMENTS STRATEGIES. The Fund normally invests at least 65% of its total assets in securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remaining 35% of its total assets in securities of issuers located anywhere in the world. The Fund may invest in equity or debt securities of any kind.


     The Fund invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, Eastern and Southern Europe, and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in the Index (and therefore generally NOT considered to be "emerging market" countries) include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country.


     The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

     The Fund also may do the following:

     - Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.


     - Invest up to 35% of its assets in debt securities, including lower-quality, high yielding debt securities (commonly known as "junk bonds"), which entail certain risks.

     -    PRINCIPAL RISKS.

          - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.


          - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.




          - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

          - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

          - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

          - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risk (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).


          - JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Fund may become more volatile.

     The bar chart below does not reflect the purchase or redemption charges imposed on purchases and redemptions of the Fund's Shares. If the bar chart did reflect these charges, returns would be less than those shown.


Calendar Year End      Annual Return
1997                    -5.41%
1998                   -25.46%
1999                    62.32%



             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

                                 ADVISOR SHARES

During the periods shown above, the highest quarterly return was 27.27 % for the quarter ended December 31, 1999, and the lowest was -22.09% for the quarter ended September 30, 1998.


       -----------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL                       ONE YEAR         SINCE INCEPTION OF ADVISOR SHARES
       RETURNS*                                                              (11/21/96)
       (FOR PERIODS ENDING DECEMBER
                  31, 1999)
       -----------------------------------------------------------------------------------------------
       Schroder Emerging Markets Fund             60.77%                        9.27%
       Institutional Portfolio

       -----------------------------------------------------------------------------------------------
       Morgan Stanley Capital                     66.41%                        3.79%
       International Emerging Markets
       Free Index**

       -----------------------------------------------------------------------------------------------

** Unlike the bar chart, the Fund's average annual total returns shown in the table above reflect the impact of a 0.50% Purchase Charge at the time of purchase and a 0.50% Redemption Charge deducted at the end of each period. The Index to which the Fund's average annual returns are compared do not reflect the imposition of such charges.

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America, and the Pacific Basin. The Index represents actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD ADVISOR SHARES OF THE FUND.


SHAREHOLDER FEES (paid directly from your investment):
         Maximum Sales Load Imposed on Purchases                                         None
         Maximum Deferred Sales Load                                                     None
         Maximum Sales Load Imposed on Reinvested Dividends                              None
         Purchase Charge (based on amount invested)(1)                                  0.50%
         Redemption Charge (as a percentage of the net asset value
         of shares redeemed)(1)                                                         0.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees(2)                                                                      1.10%
Distribution (12b-1) Fees(3)                                                               0%
Other Expenses (includes a 0.25%                                                        0.50%
    shareholder servicing fee)(3)
Total Annual Fund Operating Expenses                                                    1.60%
Fee Waiver and/or Expense Limitation(4)                                                 0.17%
Net Expenses(4)                                                                         1.43%


(1) The Purchase and Redemption Charges are collected and retained by the Fund to compensate the other investors in the Fund for expenses incurred in connection with purchases and sales of portfolio securities.


(2) Management Fees include all fees payable to Schroder and its affiliates for investment advisory and fund administration services.


(3) The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to its Advisor Shares. Although the Trustees have not currently authorized payments under the Distribution Plan, payments by the Fund under its Shareholder Service Plan, which will not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to its Advisor Shares, will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares.


(4) The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2000, on the Total Annual Fund Operating Expenses of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Advisor Shares of the Fund for the time periods indicated and either retain all of your shares or redeem all of your shares at the end of those periods. The Example assumes that you pay a 0.50% Purchase Charge at the time of purchase and a 0.50% Redemption Charge at the time of redemption. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth above (absent the noted Fee Waiver and/or Expense Limitation). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:


                                  1 Year         3 Years         5 Years        10 Years
                                  ------         -------         -------        --------
Assuming no redemption*           $214           $557            $923           $1,952
Assuming full redemption
   at end of period*              $265           $611            $982           $2,022


--------------
* Assuming that the Fund's operating expenses remain the same as Net Expenses set forth above, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:
$196, $504, $833, and $1,764 (assuming no redemption) or $248, $559, $892 and
$1,834 (assuming full redemption at end of period).

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund may not achieve its objective in all circumstances. The following provides more detail about the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its total return or yield. It is possible to lose money by investing in the Fund.

RISKS OF INVESTING IN THE FUND

     - EMERGING MARKETS. The Fund intends to invest primarily in securities of "emerging market" issuers, which are those domiciled or doing business in emerging market countries. Specifically, an issuer will be considered to be an emerging market issuer if Schroder determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries.


          The prices of securities of issuers in emerging market countries are subject to greater volatility than those of issuers in more developed countries. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. See "Foreign Securities" below. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect those countries' economies and securities markets.


          Certain Asian markets have experienced devaluation and/or significant volatility during the past several years. To the extent that the Fund focuses its investments in any Asian countries, Fund's investment performance will be particularly sensitive to political, economic, market, and other factors affecting those countries and issuers in those countries.


     - FOREIGN SECURITIES AND CURRENCIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of the Fund's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.


          In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.


          If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies, which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.


          Special tax considerations apply to foreign securities. In determining whether to invest the Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.


     - DEBT SECURITIES. The Fund may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Additionally, the Fund may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by the Fund more volatile and could limit the Fund's ability to liquidate its securities. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.

     - U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

     - RISK OF SMALLER CAPITALIZATION COMPANIES. The Fund may invest in companies that are smaller and less well known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involved certain special risks. They are more likely than larger companies to have limited product line, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Fund may at times use the strategies and techniques described below, which involves certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

     - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. The Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

          In particular, the Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

          From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). The Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

          The Fund may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

          The Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of the Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, the Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time.

     - SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. The Fund may lend portfolio securities to broker-dealers up to one-third of the Fund's total assets. The Fund may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

     - INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies or pooled vehicles, including closed-end funds that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, the Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

     - DERIVATIVE INSTRUMENTS. To the extent permitted by the Fund's investment policies as set forth in this Prospectus or listed in the Statement of Additional Information, instead of investing directly in the types of portfolio securities described in the Summary Information section above, the Fund may buy or sell a variety of "derivative" instruments to gain exposure to particular securities or markets, in connection with hedging transactions, and, to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price.


     - ZERO-COUPON BONDS. The Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.


     - PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax.


     - TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     - OTHER INVESTMENTS. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies, which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

MANAGEMENT OF THE FUND





The Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of the Fund. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business.


Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the investment banking and asset management businesses, and as of June 30, 1999, had in the aggregate assets under management of approximately $208 billion. In

January 2000, Schroders plc agreed to sell its worldwide investment banking business to Salomon Smith Barney. The transaction, which is expected to be completed by May 2000, is subject to regulatory approvals and satisfaction of closing conditions. Schroders plc will retain its asset management business.

     - INVESTMENT ADVISORY FEES. Prior to June 1, 1999, the Fund invested substantially all of its investible assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separate portfolio of Schroder Capital Funds, an investment company also managed by Schroder. During this time, the Fund paid investment advisory fees indirectly at the Portfolio level, and did not pay advisory fees directly to Schroder. Since June 1, 1999, the Fund has paid investment advisory fees directly to Schroder according to the same contractual fee rate previously paid at the Portfolio level. For the fiscal year ended October 31, 1999, the Fund paid investment advisory fees to Schroder (both directly and indirectly through the Portfolio) at the annual rate of .88%, based on the average daily net assets of the Fund. The amount paid by the Fund reflects the effect of a 0.15% annual waiver of the advisory fees paid by the Portfolio and the expense limitations and/or fee waivers in place for the Fund described below.

     - EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Fund's expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2000 to the extent that the Fund's total operating expenses attributable to its Advisor Shares exceed the annual rate of 1.43%. Prior to June 1, 1999, Schroder observed an expense limitation for the Fund's Advisor Shares at the annual rate of 1.70%. In addition, Schroder and its affiliates have voluntarily undertaken, until further notice, to limit their fees or to pay a portion of the expenses incurred by the Fund in respect of its Advisor Shares so that the Net Expenses of the Fund's Advisor Shares will not exceed the Net Expenses of the Fund's Investor Shares by more than 0.25%.

     - PORTFOLIO MANAGERS. Schroder's investment decisions for the Fund are made by the investment team listed below, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Fund and the Portfolio in which the Fund previously invested since the inception. Their recent professional experience is also shown.



      PORTFOLIO MANAGER               SINCE                   RECENT PROFESSIONAL
      -----------------               -----                   -------------------
                                                                   EXPERIENCE
                                                                   ----------
      John Troiano               Inception (1995)          Employed  as  an  investment
                                                           professional   at   Schroder
                                                           since 1986.  Mr.  Troiano is
                                                           the  Chief  Executive  and a
                                                           Director of Schroder,  and a
                                                           Vice    President   of   the
                                                           Trust,    Schroder   Capital
                                                           Funds,  and Schroder  Series
                                                           Trust.

      Heather Crighton          Inception (1995)           Employed  as  an  investment
                                                           professional   at   Schroder
                                                           since  1993.  Ms.   Crighton
                                                           is  a  Director  and  Senior
                                                           Vice President of Schroder.



      Mark Bridgeman            Inception (1995)           Employed  as  an  investment
                                                           professional   at   Schroder
                                                           since  1990.  Mr.  Bridgeman
                                                           is a  First  Vice  President
                                                           of Schroder.


HOW THE FUND'S SHARES ARE PRICED

calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Fund values securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its Advisor Shares, the net asset value of the Fund's Advisor Shares may change on days when shareholders will not be able to purchase or redeem their Advisor Shares. The net asset value of the Fund's Advisor Shares will generally differ from that of its Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

HOW TO BUY SHARES

You may purchase Advisor Shares of the Fund directly from the Trust (through Schroder Fund Advisors Inc., the distributor of the Trust's shares) or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service Organization") having an arrangement with Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.


Advisor Shares of the Fund are sold at their net asset value next determined after the Trust receives your order, plus a purchase charge of 0.50% of the amount invested. The purchase charge, which is not a sales charge, is assessed and retained by the Fund to compensate other investors in the Fund for expenses incurred in purchasing securities due to an investment in the Fund. The purchase charge is not assessed on the reinvestment of dividends or distributions or on purchases through an in-kind subscription. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of regular trading on the New York Stock Exchange.


If the Advisor Shares you purchase will be held in your own name (rather than in the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application in proper form. The Trust or the Trust's Transfer Agent, Boston Financial Data Services, Inc. may request and delay acceptance of your order pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians. You may obtain account Applications from the Transfer Agent at the address listed below under "Purchases by Check", by calling the Trust at (800) 464-3108, or from your Service Organization.




INVESTMENT MINIMUMS

The minimum investments for initial and additional purchases of Advisor Shares of the Fund are as follows:


                                     Initial           Additional
                                     Investment        Investments
                                     ----------        -----------
    Regular Accounts                 $1,000,000        No minimum


The Trust may, in its sole discretion, accept smaller initial or subsequent investments. The Trust does not issue share certificates.

You also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing your intention to invest at least the minimum investment amount applicable to the Fund, or more, in Advisor Shares within 13 months. You may enter into a Statement of Intention in conjunction with your initial investment in Advisor Shares by completing the appropriate section of the Account Application. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent. The Trust reserves the right to redeem your shares in the Fund if you do not invest at least the minimum initial investment amount applicable to your account by the end of the Statement of Intention period (taking into account amounts you redeem during this period).

The Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. The Trust may also change any investment minimum from time to time.

PURCHASES BY CHECK

You may purchase shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. Third-party checks will not be accepted.

For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:


         REGULAR MAIL                       OVERNIGHT OR EXPRESS MAIL
         ------------                       -------------------------
         Schroder Mutual Funds              Boston Financial Data Services, Inc.
         P.O. Box 8507                      Attn:  Schroder Mutual Funds
         Boston, MA 02266                   66 Brooks Road
                                            Braintree, MA 02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE/TELEPHONE

If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.


Once you have an account number, you may purchase Advisor Shares through your Service Organization, or directly from the Trust by telephoning the Transfer Agent at (800) 464-3108, to give notice that you will be sending funds by wire, and then arranging with your bank to wire funds to the Trust. In order to purchase shares by telephone, you must complete the appropriate section of the Account Application. Your purchase will not be processed until the Trust has received the wired funds.


Federal Reserve Bank wire instructions are as follows:

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, MA 02110
                  ABA No.:  011000028
                  Attn:  Schroder Mutual Funds
                  DDA No.:  9904-650-0
                  FBO:  Account Registration
                  A/C:  Mutual Fund Account Number
                        Schroder Emerging Markets Fund
                        Institutional Portfolio


The wire order must specify the name of the Fund, the share class (I.E., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order.


In an effort to prevent unauthorized or fraudulent purchase or redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures. If six months have passed since correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the Fund, and the checks will be canceled.

AUTOMATIC PURCHASES

If you purchase shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call the Trust at (800) 464-3108. If you purchase shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service Organization for details.

OTHER PURCHASE INFORMATION

Advisor Shares of the Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone Schroder at (800) 464-3108.

Schroder reserves the right to reject any particular investment.

A pattern of purchases and redemption of the Fund's shares characteristics of "market timing" strategies may be deemed by Schroder to be detrimental to the Trust or the Fund. Currently, the Trust limits the number of "round trip" purchases an investor may make. An investor makes a "round trip" purchase when the investor purchases shares of the Fund, subsequently redeems those shares and then again purchases shares of the Fund. If an investor completes four round trip purchases in any twelve-month period, the Trust may refuse any subsequent purchase order by that investor.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trust. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

HOW TO SELL SHARES

You may sell your Advisor Shares back to the Fund on any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Service Organization may charge you for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, minus a redemption charge of 0.50% of the amount redeemed. The redemption charge, which is not a sales charge, is assessed and retained by the Fund to compensate the other investors in the Fund for expenses incurred in connection with sales of portfolio securities. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Advisor Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Advisor Shares for which the redemption charge is applicable, on a first-purchased, first-redeemed basis.


A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed exactly in accordance with the registration form. If you hold your Advisor Shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Advisor Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed by the Trust, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Shares for which certificates have been issued may not be redeemed by telephone. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.


If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time. If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions. Your Service Organization may charge you separately for this service.


The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in writing in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, you will not be sent redemption proceeds until the check you used to pay for the Advisor Shares has cleared, which may take up to 15 calendar days from the purchase date.

If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $100,000) of the Fund, the Trust may choose to redeem your shares in the Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the Exchange is closed;
(2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

ADDITIONAL INFORMATION ABOUT ADVISOR SHARES

SHAREHOLDER SERVICING PLAN. The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") for the Advisor Shares of the Fund. Under the Service Plan, the Fund pays fees to Schroder Fund Advisors Inc. at an annual rate of up to 0.25% of the average daily net assets of the Fund represented by Advisor Shares. Schroder Fund Advisors Inc. may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a Service Organization may receive payments from Schroder Fund Advisors Inc. at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of the Fund for which the Service Organization is the Service Organization of record. Some Service Organizations may impose additional conditions or fees. For instance a Service Organization may require its clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or may charge a direct fee for its services. These fees would be in addition to any amounts, which you pay as a shareholder of the Fund, or amounts, which might be paid to the Service Organization by Schroder Fund Advisors Inc. Please contact your Service Organization for details. Schroder intends that payments made under the Service Plan be used for administrative support services, and not for distribution of the Fund's Advisor Shares.


DISTRIBUTION PLAN. The Fund has adopted a Distribution Plan, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Shares. Under the Plan, the Fund may pay Schroder Fund Advisors Inc. compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to its Advisor Shares. The Trustees have not currently authorized payments under the Distribution Plan, although payments by the Fund under the Service Plan will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares. To the extent that payments are made in the future under any distribution plan, they would be paid out of the Fund's assets attributable to its Advisor Shares on an ongoing basis, would increase the cost of your investment, and, in the long run, may cost you more than paying other types of sales charges imposed by other funds.





DIVIDENDS AND DISTRIBUTIONS

The Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     -    Reinvest all distributions in additional Advisor Shares of the Fund;

     - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Advisor Shares of the Fund;

     - Receive distributions from net investment income in additional Advisor Shares of the Fund while receiving capital gain distributions in cash; or

     -    Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in Advisor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.




TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that the Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Fund.


TAXES WHEN YOU SELL YOUR SHARES. Any gain resulting from the sale of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates, depending on how long you have owned your shares.

FOREIGN TAXES. Foreign governments may impose taxes on the Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders.

The Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns both (1) distributions received from the Fund and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the financial performance of the Fund since the initial offering date of the Fund's Advisor shares. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Advisor Shares of the Fund, assuming reinvestment of all dividends and distributions. The financial highlights presented below have been audited by PricewaterhouseCoopers LLP, independent accountants to the Fund. The audited financial statements for the Fund and the related independent accountants' report are contained in the Fund's Annual Report and are incorporated by reference into the Statement of Additional Information. Copies of the Fund's Annual Report may be obtained without charge by writing the Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at
66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO - ADVISOR SHARES

(For an Advisor Share outstanding throughout the period.)

                                                                                             PERIOD ENDED
                                                           FOR THE YEAR ENDED OCTOBER 31,     OCTOBER 31,
                                                           ------------------------------     -----------
                                                               1999              1998             1997(1)
                                                               ----              ----             -------
NET ASSET VALUE AT BEGINNING OF PERIOD                        $7.79             $11.11             $11.28
                                                              -----             ------             ------
INCOME FROM INVESTMENT OPERATIONS:(2)
  Net Investment Income                                        0.05               0.08               0.03
  Net Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency                      2.75             (3.39)             (0.19)
                                                               ----             ------             ------
   TOTAL FROM INVESTMENT OPERATIONS                            2.80             (3.31)             (0.16)
                                                               ----             ------             ------
LESS DISTRIBUTIONS:
   From Net Investment Income                                (0.01)             (0.01)             (0.01)
                                                             ------             ------             ------
   Total Distributions                                       (0.01)             (0.01)             (0.01)
                                                             ------             ------             ------
NET ASSET VALUE AT END OF PERIOD                             $10.58              $7.79             $11.11
                                                             ======              =====             ======

TOTAL RETURN (3)                                             36.05%           (29.81)%            (1.42)%
RATIOS & SUPPLEMENTARY DATA
   Net Assets at End of Period (in thousands)               $35,637            $20,472            $25,280
   Ratios to Average Net Assets: (2)
      Expenses including reimbursement/                       1.52%              1.61%           1.66%(4)
         waiver of fees
      Expenses excluding reimbursement/                       1.60%              1.97%           2.03%(4)
         waiver of fees
      Net investment income including
         reimbursement/waiver of fees                         0.70%              0.82%           0.27%(4)
  Portfolio Turnover Rate(5)-                                   77%                67%             43%(6)


(1)      Advisor Shares were first issued on November 21, 1996.


(2) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Commencing June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.


(3) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain expenses not been reduced during the periods shown. (See Note 3 to the Fund's financial statements). Total return calculations for a period of less than one year are not annualized.


(4)      Annualized.


(5) The portfolio turnover rates for the periods through October 31, 1998 represent the turnover of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ended October 31, 1999, the rate represents a combination of the portfolio turnover of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.


(6) Represents the Portfolio's portfolio turnover rate for the entire fiscal year ended October 31, 1997.

=======================================================================================================
                          FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.

      PLEASE CALL (800) 464-3108 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.

                         PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.



     SCHRODER CAPITAL FUNDS (DELAWARE)                    SCHRODER SERIES TRUST
     SCHRODER INTERNATIONAL FUND                          SCHRODER LARGE CAPITALIZATION EQUITY FUND
     SCHRODER EMERGING MARKETS FUND                       SCHRODER SMALL CAPITALIZATION VALUE FUND
     SCHRODER INTERNATIONAL SMALLER COMPANIES FUND        SCHRODER MIDCAP VALUE FUND
     SCHRODER GREATER CHINA FUND                          SCHRODER INVESTMENT GRADE INCOME FUND
     SCHRODER U.S. DIVERSIFIED GROWTH FUND                SCHRODER SHORT-TERM INVESTMENT FUND
     SCHRODER U.S. SMALLER COMPANIES FUND
     SCHRODER MICRO CAP FUND

                                        SCHRODER SERIES TRUST II
                                         SCHRODER ALL-ASIA FUND


=======================================================================================================

                                INVESTMENT ADVISER
                 Schroder Investment Management North America Inc.
                           787 Seventh Avenue, 34th Floor
                              New York, New York 10019

                             ADMINISTRATOR AND DISTRIBUTOR
                              Schroder Fund Advisors Inc.
                             787 Seventh Avenue, 34th Floor
                                New York, New York 10019

                             SUBADMINISTRATOR AND CUSTODIAN
                           State Street Bank and Trust Company
                                  225 Franklin Street
                               Boston, Massachusetts 02110

                         TRANSFER AND DIVIDEND DISBURSING AGENT
                           Boston Financial Data Services, Inc.
                                      66 Brooks Drive
                                Braintree, Massachusetts 02184
                                       (800) 464-3108

                                           COUNSEL
                                         Ropes & Gray
                                   One International Place
                                 Boston, Massachusetts 02110

                                   INDEPENDENT ACCOUNTANTS
                                 PricewaterhouseCoopers LLP
                                   One Post Office Square
                                 Boston, Massachusetts 02109

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SCHRODER CAPITAL FUNDS (DELAWARE)


SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO


The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the Trust and the Fund, or make shareholder inquiries by calling (800) 464-3108.

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at (800) SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust and the Fund on the Commission's Internet site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-1911.


     Schroder Capital Funds (Delaware)
     P.O. Box 8507
     Boston, MA 02266
     800-464-3108



     File No. 811-1911

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           SCHRODER INTERNATIONAL FUND
                         SCHRODER EMERGING MARKETS FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                           SCHRODER GREATER CHINA FUND
                      SCHRODER U.S. DIVERSIFIED GROWTH FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
                             SCHRODER MICRO CAP FUND


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2000


This Statement of Additional Information (SAI) is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares and Advisor Shares. Investor Shares and Advisor Shares are offered through separate Prospectuses, each dated March 1, 2000. This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Trust at 800-464-3108.


Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY                                                             1
FUND CLASSIFICATION                                                       1
CAPITALIZATION AND SHARE CLASSES                                          1
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS                 2
INVESTMENT RESTRICTIONS                                                  15
TRUSTEES AND OFFICERS                                                    23
SCHRODER AND ITS AFFILIATES                                              26
INVESTMENT ADVISORY AGREEMENTS                                           26
ADMINISTRATIVE SERVICES                                                  29
DISTRIBUTOR                                                              31
BROKERAGE ALLOCATION AND OTHER PRACTICES                                 32
DETERMINATION OF NET ASSET VALUE                                         35
REDEMPTIONS IN KIND                                                      36
TAXES                                                                    37
PRINCIPAL HOLDERS OF SECURITIES                                          38
PERFORMANCE INFORMATION                                                  38
CUSTODIAN                                                                41
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT                             41
INDEPENDENT ACCOUNTANTS                                                  41
LEGAL COUNSEL                                                            41
SHAREHOLDER LIABILITY                                                    41
FINANCIAL STATEMENTS                                                     41

APPENDIX A: HOLDERS OF OUTSTANDING SHARES                               A-1
APPENDIX B: RATINGS OF CORPORATE DEBT INSTRUMENTS                       B-1

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Capital Funds (Delaware) was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust's Trust Instrument, which is governed by Delaware law, is on file with the Secretary of State of the State of Delaware. Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

The Trust currently offers shares of beneficial interest of eight series with separate investment objectives and policies. Seven funds (the "Funds") are offered pursuant to the Prospectuses and this SAI. Each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund other than Schroder Emerging Markets Fund and Schroder Greater China Fund is a "diversified" investment company under the Investment Company Act. For a diversified investment company, this means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities). None of the diversified Funds is subject to this limitation with respect to the remaining 25% of its total assets. Each of Schroder Emerging Markets Fund and Schroder Greater China Fund is a "non-diversified" investment company under the Investment Company Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund's shares (except Schroder Micro Cap Fund) are presently divided into two classes, Investor Shares and Advisor Shares, although Schroder International Fund does not currently offer Advisor Shares. Each class is offered through a separate Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to shareholder service fees, so that the performance of a Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. A Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class. Because Investor and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

                         CERTAIN DERIVATIVE INSTRUMENTS

Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the Prospectuses, each Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Funds may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

                                     OPTIONS

Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroder may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

                                FUTURES CONTRACTS

In order to hedge against the effects of adverse market changes, each Fund that may invest in debt securities may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Fund may invest, and on indices of debt securities. In addition, each Fund that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate.
The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.
For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

OTHER RISKS. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

                               FORWARD COMMITMENTS

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.


                              REPURCHASE AGREEMENTS

Each Fund (other than Schroder U.S. Diversified Growth Fund) may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

                             WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                       LOANS OF FUND PORTFOLIO SECURITIES

Each Fund (other than Schroder International Fund and Schroder U.S. Diversified Growth) may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

                               FOREIGN SECURITIES

Each Fund may invest in securities principally traded in foreign markets. Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, and Schroder Greater China Fund invest primarily in foreign securities. Each Fund (other than Schroder Greater China
Fund) may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.


Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.


In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.


In determining whether to invest in securities of foreign issuers for a Fund seeking current income, Schroder will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.


                           EMERGING MARKET SECURITIES


Certain Funds, and particularly Schroder Emerging Markets Fund and Schroder Greater China Fund, invest in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                          FOREIGN CURRENCY TRANSACTIONS

Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.
Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

                         WARRANTS TO PURCHASE SECURITIES


Certain Funds may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

                             ZERO-COUPON SECURITIES

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

                                   SHORT SALES

To the extent permitted under "Investment Restrictions" below and in the Prospectuses, a Fund may engage in "short sales", whereby a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund also may engage in short sales if, at the time of the short sale, it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against-the-box." In such a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund does not engage in short sales against-the-box for speculative purposes but may, however, make a short sale as a hedge, when Schroder believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). There are certain additional transaction costs associated with short sales against-the-box, but Schroder endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. Under the Taxpayer Relief Act of 1997, activities by a Fund which lock-in gain on an appreciated financial instrument generally will be treated as a "constructive sale" of such instrument which will trigger gain (but not loss) for federal income tax purposes. Such activities may create taxable income in excess of the cash they generate.

                         TEMPORARY DEFENSIVE STRATEGIES

As described in the Prospectuses, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental and non-fundamental investment restrictions for each Fund. Each Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The non-fundamental investment policies described in the Prospectuses and this SAI may be changed by the Trustees without shareholder approval.

                           SCHRODER INTERNATIONAL FUND

Schroder International Fund will not:

FUNDAMENTAL POLICIES:

1. Invest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.

2.       Purchase more than 10% of the voting securities of any one issuer.

3. Invest more than 10% of its assets in "illiquid securities" (securities that cannot be disposed of within seven days at their then-current value). For purposes of this limitation, "illiquid securities" includes, except in those circumstances described below: (1) "restricted securities", which are securities than cannot be resold to the public without registration under federal securities law; and (2) securities of issuers (together with all predecessors) having a record of less than three years of continuous operation.

4. Invest 25% or more of the value of its total assets in any one industry.

5. Borrow money, except from banks for temporary emergency purposes, and then only in an amount not exceeding 5% of the value of the total assets of the Fund.

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of its total assets.

7.       Purchase securities on margin or sell short.

8.       Make investments for the purpose of exercising control or management.

9. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

10. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

11. Invest in commodities, commodity contracts other than foreign currency forward contracts, or oil, gas and other mineral resource, lease, or arbitrage transactions.

12. Write, purchase or sell options, puts, calls, straddles, spreads, or combinations thereof.

13. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

14. Invest in warrants, valued at the lower of cost or market, to more than 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

15. Purchase more than 3% of the outstanding securities of any closed-end investment company. Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(a)(i), (ii) and (iii) of the Investment Company Act.

NON-FUNDAMENTAL POLICY:

Schroder International Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by Schroder pursuant to guidelines adopted by the Board of Trustees of Schroder Capital Funds. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

                         SCHRODER EMERGING MARKETS FUND

Schroder Emerging Markets Fund will not:

FUNDAMENTAL POLICIES:

1. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories or possessions of the United States or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the Investment Company Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the Investment Company Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

7. Issue any class of senior securities except to the extent consistent with the Investment Company Act.


NONFUNDAMENTAL POLICIES:

1. The Fund is "non-diversified" as that term is defined in the Investment Company Act. To the extent required to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

2. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchase securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities.

3. Invest more than 15% of its net assets in "illiquid securities", which include: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the Securities Act of 1933, as amended, ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees of the Trust or the Board of Schroder Capital Funds, as the case may be.

4. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. Invest in securities of another investment company, except to the extent permitted by the Investment Company Act.

6. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

7. Purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

8. Lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

Schroder International Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. With respect to 75% of it assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

3. Borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

4. Purchase or sell real estate, provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities or engaging in securities loans shall not be deemed to be the making of a loan.

6. Invest in commodities or commodity contracts other than forward foreign currency exchange contracts.

7. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

8. Issue senior securities except to the extent permitted by the Investment Company Act.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.


                           SCHRODER GREATER CHINA FUND

Schroder Greater China Fund will not:

FUNDAMENTAL POLICIES:

(1) Purchase any security (other than U.S. Government securities) if as a result more than 25% of the Fund's total assets would be invested in a single industry.


(2)      Acquire more than 10% of the voting securities of any issuer.

(3) Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except as contemplated by restriction 6 below.


(5) Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate limited partnership interests (for purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)


(6) Borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).


(7) Purchase and sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts and options with respect to foreign currencies, and may enter into swap transactions.


(8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.


NON-FUNDAMENTAL POLICIES:

1. As a non-fundamental policy, the Fund will not invest in (i) securities which at the time of such investment are not readily marketable; (ii) securities restricted as to resale (excluding securities determined by Trustees of the Trust, or the person designated by the Trustees to make such determinations, to be readily marketable), and (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii), and (iii).


                      SCHRODER U.S. DIVERSIFIED GROWTH FUND

Schroder U.S. Diversified Growth Fund will not:

FUNDAMENTAL POLICIES:

1. Issue senior securities except that: (1) it may borrow money from a bank on its promissory note or other evidence of indebtedness (any such borrowing may not exceed one-third of the Fund's total assets after the borrowing); (2) if at any time such borrowing exceeds such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)


2. Effect short sales, purchase any security on margin or write or purchase put and call options.


3.       Acquire more than 10% of the voting securities of any one issuer.

4. Invest 25% or more of the value of its total assets in any one industry.


5. Engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.


6.       Engage in the purchase and sale of commodities or commodity contracts.


7. Invest in companies for the purpose of exercising control or management.


8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended.


9. Make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets.


10. Acquire securities described in the two immediately preceding fundamental policies which in the aggregate exceed 10% of the value of the Fund's total assets.


11.      Invest in other investment companies.


NON-FUNDAMENTAL POLICIES:

1. Invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into.

2. Engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

                      SCHRODER U.S. SMALLER COMPANIES FUND

Schroder U.S. Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

5. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

6. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

7. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

8. Invest in companies for the purpose of acquiring control or management thereof.

9. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs).

10. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.





                             SCHRODER MICRO CAP FUND

Schroder Micro Cap Fund will not:

FUNDAMENTAL POLICIES:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

7. Invest in companies for the purpose of acquiring control or management thereof, except that the Fund may invest in other investment companies to the extent permitted under the Investment Company Act or by rule or exemption thereunder.

8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs).

9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                              TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder Investment Management North America Inc. ("Schroder") furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address for each of the Officers and Trustees is 787 Seventh Avenue, New York, New York 10019.


     (*) Nancy A. Curtin, Trustee and Chairman of the Trust. 42. Trustee and Chairman, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Managing Director, Schroder. Director, Schroder Investment Management North America Limited. Vice Chairman and Director, Schroder Fund Advisors Inc. Formerly, Director, Barings Asset Management.


         David N. Dinkins, Trustee. 72. Trustee, Schroder Capital Funds, and Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.


         John I. Howell, Trustee. 83. Trustee, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Director, American International Life Assurance Company of New York. Private consultant since 1987.


         Peter S. Knight, Trustee. 49. Trustee, Schroder Capital Funds, and Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical

Corp., and Whitman Education Group, Inc.   Formerly, Campaign Manager,
Clinton/Gore '96.


         Peter E. Guernsey, Trustee. 78. Trustee, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Formerly, Senior Vice President, Marsh & McLennan, Inc.


         (*) Sharon L. Haugh, Trustee. 53. Trustee, Schroder Capital Funds, and Schroder Series Trust. Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.


         William L. Means, Trustee. 64. Trustee, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.


         Clarence F. Michalis, Trustee.  78.  Trustee, Schroder Capital
Funds, and Schroder Series Trust.   Chairman of the Board of Directors,
Josiah Macy, Jr. Foundation.


         Hermann C. Schwab, Trustee. 80. Trustee, Schroder Capital Funds, and Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.


         Alexandra Poe, President of the Trust. 39. First Vice President, Schroder. Senior Vice President, Secretary and General Counsel, Schroder Fund Advisors, Inc. President, Schroder Capital Funds and Schroder Series Trust. Assistant Secretary, Schroder Series Trust II. Formerly, Attorney, Gordon , Altman, Butowsky, Weitzen, Shalov & Wein and Vice President and Counsel, Citibank, N.A.


         Mark J. Astley, Vice President of the Trust. 36. First Vice President, Schroder. Formerly, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas.


         Robert G. Davy, Vice President of the Trust. 38. Director and Executive Vice President, Schroder. Director, Schroder Investment Management North America Limited. Formerly, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas.


         Margaret H. Douglas-Hamilton, Vice President of the Trust. 58. Director, Senior Vice President and Secretary, Schroder.


         Richard R. Foulkes, Vice President of the Trust. 54. Director and Deputy Chairman, Schroder. Director and Executive Vice President of Schroder Investment Management North America Limited.


         Michael Perelstein, Vice President of the Trust. 44. Director and Senior Investment Officer, Schroder. Formerly, Managing Director of MacKay - Shields Financial Corp.


         Catherine A. Mazza, Vice President of the Trust. 40. Director and Senior Vice President, Schroder. Executive Vice President and Director, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds, and Schroder Series Trust. Formerly, Vice President, Alliance Capital Management L.P.


         Jane P. Lucas, Vice President of the Trust. 38. Senior Vice President, Schroder.


         Alan Mandel, Secretary, Treasurer, and Chief Financial Officer of the Trust. 42. Secretary, Schroder Capital Funds and Clerk, Schroder Series Trust. Treasurer and Chief Financial Officer, Schroder Capital Funds and Schroder Series Trust. Assistant Treasurer, Schroder Series Trust II. First Vice President, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset

Management, and prior thereto, Chief Financial Officer and Vice President of Hyperion Capital Management.


         Fergal Cassidy, Assistant Treasurer of the Trust. 30. Assistant Treasurer, Schroder Capital Funds and Schroder Series Trust. Treasurer and Chief Financial Officer, Schroder Series Trust II. Vice President and Treasurer, Schroder. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Formerly, Senior Accountant, Concurrency Management Corp.


         John A. Troiano, Vice President of the Trust. 41 Director and Chief Executive, Schroder. Formerly, employed by affiliates of Schroder in various positions in the investment research and portfolio management areas.


         Ira L. Unschuld, Vice President of the Trust. 34. Director and Senior Vice President, Schroder.


         Carin Muhlbaum, Assistant Secretary of the Trust. 37. Assistant Secretary, Schroder Capital Funds and Assistant Clerk, Schroder Series Trust.
 Vice President, Schroder. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.


         Nicholas Rossi, Assistant Secretary of the Trust. 36. Assistant Secretary, Schroder Capital Funds and Assistant Clerk, Schroder Series Trust.
 Associate, Schroder. Assistant Vice President, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Wilkie Farr & Gallagher and Fund Administrator, Furman Selz LLC.

Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

                              TRUSTEE COMPENSATION

Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc. with the exception of Schroder Series Trust II, and $1,250 per meeting attended in person or $500 per meting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.


The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 1999 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).



                               COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------
                (1)                                 (2)                                (3)

                                                 Aggregate               Total Compensation from Trust
              Name of                           Compensation                    and Fund Complex
              Trustee                            from Trust                     Paid to Trustees*
-----------------------------------------------------------------------------------------------------------
David N. Dinkins                                   $7,267                            $16,250
-----------------------------------------------------------------------------------------------------------
Peter E. Guernsey                                  $7,570                            $26,500
-----------------------------------------------------------------------------------------------------------
John I. Howell                                     $9,426                            $29,000
-----------------------------------------------------------------------------------------------------------
Peter S. Knight                                    $7,570                            $17,000
-----------------------------------------------------------------------------------------------------------



William L. Means**                                 $7,570                            $26,500
-----------------------------------------------------------------------------------------------------------
Clarence F. Michalis                               $7,570                            $17,000
-----------------------------------------------------------------------------------------------------------
Hermann C. Schwab                                  $7,570                            $17,000
-----------------------------------------------------------------------------------------------------------


     * The Total Compensation listed in column (3) for each Trustee includes compensation for services as Trustee of the Trust, Schroder Capital Funds ("SCF"), Schroder Capital Funds II ("SCF II"), Schroder Series Trust ("SST"), and Schroder Series Trust II (formerly Schroder Asian Growth Fund, Inc., "SST II"). The Trust, SCF, SCF II, SST, and SST II are considered part of the same "Fund Complex" for these purposes. SCF II ceased operations and was substantially liquidated in July 1999.

    ** Mr. Means was elected Trustee of the Trust on December 15, 1998.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.



                           SCHRODER AND ITS AFFILIATES

Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since their inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in worldwide investment banking and investment management businesses, and as of June 30, 1999, had under management assets of approximately $208 billion. Schroder's address is 787 Seventh Avenue, New York, New York 10019.


In January 2000, Schroders plc agreed to sell its worldwide investment banking business to Salomon Smith Barney. The transaction, which is expected to be completed by May 2000, is subject to regulatory approvals and satisfaction of closing conditions. Schroders plc will retain its asset management businesses. Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly-owned subsidiary of Schroder Investment Management North America Inc.


                         INVESTMENT ADVISORY AGREEMENTS

Under Amended and Restated Investment Advisory Agreements (the "Advisory Agreements") between the Trust and Schroder, Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.


Under the Advisory Agreements, Schroder is required to regularly provide the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.


Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

Schroder's compensation under the Advisory Agreements may be reduced in any year if a Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

The Advisory Agreements provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.


The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.


Subject to the discretion and control of Schroder, Schroder Invesment Management International Limited ("SIMI"), an affiliate of Schroder, serves as subadviser to Schroder International Smaller Companies Fund pursuant to an Investment Subadvisory Agreement among Schroder, SIMIL, and the Fund.

THE FORMER RELATED PORTFOLIOS. Prior to June 1, 1999 (or September 20, 1999 with respect to Schroder Emerging Markets Fund), each Fund (other than Schroder U.S. Diversified Growth Fund, Schroder Greater China Fund, and Schroder Micro Cap
Fund) invested all of its assets in a related portfolio (each, a "Former Related Portfolio" and collectively the "Former Related Portfolios") having the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remained completely invested in a portfolio (or any other investment company), Schroder was not entitled to receive any investment advisory fee from the Fund.


Schroder was the investment advisor to each of the Former Related Portfolios pursuant to investment advisory agreements (each a "Portfolio Advisory Agreement") between Schroder and Schroder Capital Funds, on behalf of the Former Related Portfolio. Schroder received an investment advisory fee with respect to each Former Related Portfolio. Each Portfolio Advisory Agreement was the same in all material respects as the Advisory Agreements, except that the annual advisory fee payable to Schroder by the Former Related Portfolio of Schroder International Fund was 0.45% of the Portfolio's average daily net assets and the annual advisory fee payable to Schroder by Schroder
International Fund under its Advisory Agreement is 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million, with respect to the Fund's average daily net assets. Schroder has contractually agreed that the annual advisory fee paid to it by Schroder International Fund through October 31, 2000 will be limited to 0.45% of the Fund's average daily net assets. Each of the Funds that invested in a Former Related Portfolio bore a proportionate part of the investment advisory fees paid by such portfolio (based on the percentage of that portfolio's assets attributable to the Fund).


RECENT INVESTMENT ADVISORY FEES. In June of 1999, Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Micro Cap Fund changed their fiscal year end from May 31 to October 31. The following table sets forth the investment advisory fees paid by each of these Funds during three most recent fiscal years ended May 31, and for the period June 1, 1999 through October 31, 1999. In the case of Schroder Emerging Markets Fund and Schroder U.S. Smaller Companies Fund, these fees include fees paid indirectly through the Former Related Portfolios (for periods through September 20, 1999 and May 31, 1999, respectively) and directly to Schroder (since September 20, 1999 and June 1, 1999, respectively). The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.


--------------------------------------------------------------------------------------------------------
                               Investment
                               Advisory Fees      Investment       Investment         Investment
                               Paid for the       Advisory Fees    Advisory Fees      Advisory Fees
                               Period 6/1/99      Paid for Fiscal  Paid for Fiscal    Paid for Fiscal
                               through            Year Ended       Year Ended         Year Ended
Fund                           10/31/99           5/31/99          5/31/98            5/31/97
--------------------------------------------------------------------------------------------------------
Schroder Emerging              $0                 $0               $2                 N/A
Markets Fund
--------------------------------------------------------------------------------------------------------
Schroder U.S. Smaller          $76,803            $350,140         $254,728           $49,878
Companies Fund
--------------------------------------------------------------------------------------------------------
Schroder Micro Cap             $49,655            $30,004          $0                 N/A
Fund
--------------------------------------------------------------------------------------------------------


The following table sets forth the investment advisory fees paid by each of the remaining Funds during the three most recent fiscal years, including fees paid indirectly through the Former Related Portfolios (for periods through May 31,
1999) and directly to Schroder (since June 1, 1999). The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.


-------------------------------------------------------------------------------------
                               Investment         Investment       Investment
                               Advisory Fees      Advisory Fees    Advisory Fees
                               Paid for Fiscal    Paid for         Paid for Fiscal
                               Year Ended         Fiscal Year      Year Ended
Fund                           10/31/99           Ended 10/31/98   10/31/97
-------------------------------------------------------------------------------------
Schroder International Fund    $565,892           $718,360         $844,215
-------------------------------------------------------------------------------------
Schroder International         $0                 $0               $0
Smaller Companies Fund
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
Schroder U.S. Diversified      $101,331           $60,203          $90,466
Growth Fund
-------------------------------------------------------------------------------------
Schroder Greater China Fund    $0                 N/A              N/A
-------------------------------------------------------------------------------------


WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroder (including fees payable by the Former Related Portfolio) were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroder for the noted Fund during such periods.

------------------------------------------------------------------------------------------------------
                               Fees Waived
                               During the         Fees Waived      Fees Waived        Fees Waived
                               Period 6/1/99      During Fiscal    During Fiscal      During Fiscal
Fund                           through 10/31/99   Year Ended       Year Ended         Year Ended
                                                  5/31/99          5/31/98            5/31/97
------------------------------------------------------------------------------------------------------
Schroder Emerging Markets      $65,719            $10,953          $20                N/A
Fund
------------------------------------------------------------------------------------------------------
Schroder U.S. Smaller          $29,847            $0               $0                 $10,038
Companies Fund
------------------------------------------------------------------------------------------------------
Schroder Micro Cap Fund        $37,550            $72,211          $26,896            N/A
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                               Fees Waived        Fees Waived      Fees Waived
                               During Fiscal      During Fiscal    During Fiscal
                               Year Ended         Year Ended       Year Ended
Fund                           10/31/99           10/31/98         10/31/97
-------------------------------------------------------------------------------------
Schroder International Fund    $73,657            $38,224          $47,444
-------------------------------------------------------------------------------------
Schroder International         $71,451            $51,558          $60,033
Smaller Companies Fund
-------------------------------------------------------------------------------------
Schroder U.S. Diversified      $60,451            $40,931          $28,422
Growth Fund
-------------------------------------------------------------------------------------
Schroder Greater China Fund    $102,172           N/A              N/A
-------------------------------------------------------------------------------------


                             ADMINISTRATIVE SERVICES

On behalf of each Fund (except Schroder U.S. Diversified Growth Fund), the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Funds, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rates (based upon each Fund's average daily net assets): 0.225% with respect to Schroder International Fund; and 0.25% with respect to Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Smaller Companies Fund, Schroder Greater China Fund and Schroder Micro Cap Fund. The administration agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.


Effective June 1, 1999, the Trust entered into a subadministration agreement with State Street Bank and

Trust Company ("State Street"). Under that agreement, the Trust, together with all mutual funds managed by Schroder and certain related entities, pay fees to State Street based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates:
0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The subadministration agreement is terminable with respect to the Fund without penalty, at any time, by the Trust upon 60 days' written notice to State Street or by State Street upon 60 days' written notice to the Trust. Prior to June 1, 1999, Forum Administrative Services, LLC ("FAdS") provided certain administrative services to the Funds according to a different fee schedule than the schedule currently payable to Schroder Fund Advisors Inc. and State Street.


State Street also provides certain accounting services to the Trust. The Trust compensates State Street on a basis approved by the Trustees.


RECENT ADMINISTRATIVE FEES. During the three most recent fiscal years (and the additional period listed for Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Micro Cap Fund, each of which changed their fiscal year end from May 31 to October 31 in June of 1999) the Funds paid the following fees to Schroder Fund Advisors Inc. and FAdS pursuant to the administration agreements in place during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.



------------------------------------------------------------------------------------------------------
                           Administration
                           Fees Paid for      Administration     Administration      Administration
                           the Period         Fees Paid for      Fees Paid for       Fees Paid for
Fund                       6/1/99 through     Fiscal Year        Fiscal Year Ended   Fiscal Year
                           10/31/99           Ended 5/31/99      5/31/98             Ended 5/31/97
------------------------------------------------------------------------------------------------------
Schroder Emerging          Schroder Fund      Schroder Fund      Schroder Fund       N/A
Markets Fund               Advisors Inc.      Advisors Inc.      Advisors Inc.
                           $0                 $0                 $2

                                              FAdS  $847         FAdS  $4
------------------------------------------------------------------------------------------------------
Schroder U.S. Smaller      Schroder Fund      Schroder Fund      Schroder Fund       Schroder Fund
Companies Fund             Advisors Inc.      Advisors Inc.      Advisors Inc.       Advisors Inc.
                           $53,348            $139,898           $106,075            $25,060

                                              FAdS  $41,969      FAdS $63,663        FAdS $15,007

------------------------------------------------------------------------------------------------------
Schroder Micro Cap Fund    Schroder Fund      Schroder Fund      Schroder Fund       N/A
                           Advisors Inc.      Advisors Inc.      Advisors Inc.
                           $17,441            $20,443            N/A

                                              FAdS  $8,177       FAdS  $2,152
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                           Administration Fees
                           Paid for Fiscal       Administration Fees    Administration Fees
Fund                       Year Ended 10/31/99   Paid for Fiscal Year   Paid for Fiscal Year
                                                 Ended 10/31/98         Ended 10/31/97
----------------------------------------------------------------------------------------------
Schroder International     Schroder Fund         Schroder Fund          Schroder Fund
Fund                       Advisors Inc.         Advisors Inc.          Advisors Inc.
                           $199,346              $280,443               $348,301


                           FAdS  $38,815         FAdS  $210,164         FAdS  $247,591
----------------------------------------------------------------------------------------------
Schroder International     Schroder Fund         Schroder Fund          Schroder Fund
Smaller Companies Fund     Advisors Inc.  $0     Advisors Inc.  $0      Advisors Inc.  $0

                           FAdS  $2,349          FAdS  $9,085           FAdS  $10,595
----------------------------------------------------------------------------------------------
Schroder U.S.              Schroder Fund         Schroder Fund          Schroder Fund
Diversified Growth Fund    Advisors Inc.         Advisors Inc.  $0      Advisors Inc.  $0
                           $13,767
                                                 FAdS  $13,485          FAdS  $15,853
                           FAdS  $7,845
----------------------------------------------------------------------------------------------
Schroder Greater China                           N/A                    N/A
Fund                       Schroder Fund
                           Advisors Inc.  $0

                           FAdS  $402
----------------------------------------------------------------------------------------------


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

DISTRIBUTION PLAN FOR ADVISOR SHARES. Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act pursuant to which the Fund may pay the Distributor compensation in an amount limited in any fiscal year to the annual rate of 0.50% (or, with respect to Schroder Greater China Fund, 0.25%) of the Fund's average daily net assets attributable to Advisor Shares. The Trustees have not authorized any payments under the Distribution Plans, although they may at any time authorize payments at an annual rate of up to 0.50% (or, with respect to Greater China Fund, 0.25%) of a Fund's average daily net assets attributable to Advisor Shares. The Distribution Plans also relate to payments made pursuant to the Trust's Shareholder Servicing Plan for Advisor Shares (which will not exceed the annual rate of 0.25% of a Fund's average daily net assets attributable to the Advisor Shares), to the extent such payments may be deemed to be primarily intended to result in the sale of a Fund's Advisor Shares. See "Shareholder Servicing Plan for Advisor Shares" below.

The various costs and expenses that may be paid or reimbursed under the Distribution Plans include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor) or other financial organizations.

A Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the relevant Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. Each Fund has also adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares (except for Schroder Micro Cap Fund which does not offer Advisor Shares). Under the Service Plan, each Fund pays fees to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. The Distributor may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders.

In return for providing these support services, a Service Organization may receive payments from the Distributor at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of each Fund for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Advisor Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request. Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts which might be paid to the Service Organization by the Distributor. Please contact your Service Organization for details.

Schroder U.S. Smaller Companies Fund is the only Fund that has made payments under the Service Plan to date. [NOTE: CONFIRM] In June 1999, that Fund changed its fiscal year end from May 31 to October 31. For the period June 1, 1999 through October 31, 1999, and for the fiscal years ended May 31, 1999, 1998, and 1997, the Fund paid $5,209, $11,960, $4,871, and $70, respectively, to the
Distributor under the Service Plan. All such payments were, in turn, repaid by the Distributor to Service Organizations.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Advisory Agreements, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

To the extent permitted by law, the Funds may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co."), which is an affiliate of Schroder, or with unaffiliated brokers who trade or clear through Schroder & Co. or Lewco Securities Corp. ("Lewco"), another affiliate of Schroder, to effect securities transactions on the U.S. exchanges, or Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder, to effect securities transactions on various foreign securities exchanges on which Schroder Securities has trading privileges. Consistent with regulations under the Investment Company Act, the Funds have adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Funds pay to any affiliated broker do not exceed the usual and customary broker's commission. The procedures require periodic review of these transactions by the Trustees. In addition, the Funds will adhere to the rule, under the Securities Exchange Act, governing floor trading. This rule permits the Funds to effect, but not execute, exchange listed securities transactions with an affiliated broker that pays a portion of the brokerage commissions it receives from a Fund to the brokers executing the transactions.

Also, due to securities law limitations, the Funds may be required to limit purchases of securities in a public offering if Schroder & Co., Lewco, or Schroder Securities or one of their affiliates is a member of the syndicate for that offering


None of the Funds has any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co., Lewco, or Schroder Securities, and none will direct brokerage to Schroder & Co., Lewco, or Schroder Securities in recognition of research services.


The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years (and the other periods shown) with respect to each Fund that incurred brokerage costs. For each Fund that invested in a Former Related Portfolio, the amounts listed represent aggregate brokerage commissions paid by such Portfolio.


----------------------------------------------------------------------------------------------------------------
                       Brokerage
                       Commissions Paid      Brokerage             Brokerage             Brokerage
                       During the Period     Commissions Paid      Commissions Paid      Commissions Paid
                       6/1/99 through        During Fiscal Year    During Fiscal Year    During Fiscal Year
Fund                   10/31/99(a)           Ended 5/31/99         Ended 5/31/98         Ended 5/31/97
----------------------------------------------------------------------------------------------------------------
Schroder Emerging      $73,524               $149,918              $92,986               N/A
Markets Fund
----------------------------------------------------------------------------------------------------------------
Schroder U.S.          $81,772               $1,069,409            $491,278              $167,043
Smaller Companies
Fund
----------------------------------------------------------------------------------------------------------------
Schroder Micro Cap     $44,541               $49,558               $11,185               $2,966(b)
Fund
----------------------------------------------------------------------------------------------------------------

(a) Effective October 31, 1999, each of these Funds changed its fiscal year from May 31 to October 31.
(b) Period Ended November 30, 1997.



---------------------------------------------------------------------------------------------------------
                                     Brokerage            Brokerage              Brokerage
                                     Commissions Paid     Commissions Paid       Commissions Paid
                                     During Fiscal Year   During Fiscal Year     During Fiscal Year
Fund                                 Ended 10/31/99       Ended 10/31/98         Ended 10/31/97
---------------------------------------------------------------------------------------------------------
                                                                                   $421,129
Schroder International Fund          $424,870             $430,627
---------------------------------------------------------------------------------------------------------
Schroder International Smaller       $28,729              $25,266                 $37,223
Companies Fund
---------------------------------------------------------------------------------------------------------
Schroder U.S. Diversified Growth     $18,215              $40,509                 $20,510
Fund
---------------------------------------------------------------------------------------------------------
Schroder Greater China Fund          $11,898              N/A                     N/A
---------------------------------------------------------------------------------------------------------



       During their most recent fiscal years (and the other periods shown), the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution on the basis of research and other services provided to the Funds are summarized below.

                                                                (which amount represented the
                                                                following approximate % of the total
Fund                                          Commissions       brokerage commissions paid by the
----                                          -----------       Fund during the period)
Schroder Emerging Markets Fund
(period 6/1/99 - 10/31/99)*                   $0                0%
(fiscal year ended 5/31/99)                   $0                0%

Schroder U.S. Smaller Companies Fund
(period 6/1/99 - 10/31/99)*                   $1,695.90         2.04%
(fiscal year ended 5/31/99)                   $[ ? ]            [ ? ]%

Schroder Micro Cap Fund
(period 6/1/99 - 10/31/99)*                   $0                0%
(fiscal year ended 5/31/99)                   $0                0%

Schroder International Fund                   $95,274.66        22.40%

Schroder International Smaller                $94.03            0.30%
 Companies Fund

Schroder U.S. Diversified Growth Fund         $0                0%

Schroder Greater China Fund                   $88.30            0.90%


* Effective October 31, 1999, each of these Funds changed its fiscal year from May 31 to October 31.


  [The Funds paid no brokerage commissions to Schroder & Co., Lewco, or Schroder Securities in the three most recent fiscal years.]

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

The Trustees have established procedures for the valuation of a Fund's securities, which are summarized as follows:


Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.


Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.


                               REDEMPTIONS IN KIND

The Trust had agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. The Trust does not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                                      TAXES

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term caital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.


Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20%. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same or another Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

A Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding.

This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI. The foregoing is primarily a summary of certain federal tax consequences of investing in the Fund. You should consult your tax advisor for more information about your own tax situation, including possible state and local taxes.

                         PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 18, 2000, no other person owned beneficially more than 25% of the outstanding voting securities of any Fund, except as follows indicated in Appendix A hereto. [These persons may be deemed to control the noted Funds. The Trust is not aware of any other person that may control a Fund.


As of February 18, 2000, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of either class of each Fund.


To the knowledge of the Trust, as of February __, 2000, no other person owned or record or beneficially more than 5% of the outstanding Investor or Advisor Shares of a Fund other than as set forth on Appendix A to this Statement. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

                             PERFORMANCE INFORMATION

Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount.

Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular class of a Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to that class of shares. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

The table on the next page sets forth the average annual total return of Investor Shares of the Funds for the one-, five-, and ten-year periods (or for such periods as a Fund has been in operation) ended October 31, 1999. The table also sets forth average annual total return information for a Fund's Advisor Shares, which includes estimated pro forma information based on the performance of the Fund's Investor Shares for periods prior to the inception date of Advisor Shares. Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares. BECAUSE THE EXPENSES ATTRIBUTABLE TO A FUND'S ADVISOR SHARES ARE HIGHER THAN THOSE ATTRIBUTABLE TO ITS INVESTOR SHARES, THE PERFORMANCE OF THE FUND'S ADVISOR SHARES WILL NORMALLY BE LESS THAN THE PERFORMANCE OF ITS INVESTOR SHARES OVER THE SAME PERIOD.


      AVERAGE ANNUAL TOTAL RETURN FOR ANNUAL PERIODS ENDED OCTOBER 31, 1999

-----------------------------------------------------------------------------------------------------------------
                                                                           SINCE
                                                                         INCEPTION      INCEPTION    INCEPTION
                                       1 YEAR     5 YEAR     10 YEAR      OF FUND        DATE OF       DATE OF
        FUND              CLASS                                         (ANNUALIZED)       FUND        CLASS
-----------------------------------------------------------------------------------------------------------------
Schroder Emerging      Investor        66.19%       N/A        N/A         10.58%       10/31/97      10/31/97
Markets Fund           Shares

                       Advisor          N/A         N/A        N/A          N/A                         N/A
                       Shares
-----------------------------------------------------------------------------------------------------------------
Schroder U.S.          Investor                                N/A
Smaller Companies      Shares          8.91%         %                     15.67%        8/06/93      8/06/93
Fund
                       Advisor                                 N/A
                       Shares (1)      8.69%      15.70%                   15.51%                     12/23/96
-----------------------------------------------------------------------------------------------------------------
Schroder Micro Cap     Investor        90.84%       N/A        N/A         68.70%      10/15/97       10/15/97
Fund                   Shares
-----------------------------------------------------------------------------------------------------------------
Schroder               Investor        21.82%      8.90%      8.50%        11.98%       12/19/85      12/19/85
International Fund     Shares

                       Advisor          N/A         N/A        N/A          N/A                       1/21/98
                       Shares
-----------------------------------------------------------------------------------------------------------------
Schroder               Investor        65.27%       N/A        N/A         18.10%        11/4/96      11/4/96
International          Shares
Smaller Companies
Fund                   Advisor          N/A         N/A        N/A          N/A                         N/A
                       Shares
-----------------------------------------------------------------------------------------------------------------
Schroder U.S.          Investor        30.95%     20.46%     16.02%        11.83%       10/31/70      10/31/70
Diversified Growth     Shares
Fund                                    N/A         N/A        N/A          N/A
                       Advisor                                                                          N/A
                       Shares
-----------------------------------------------------------------------------------------------------------------
Schroder Greater       Investor         N/A         N/A        N/A          N/A          1/4/99        1/4/99
China Fund             Shares

                       Adviser          N/A         N/A        N/A          N/A                         N/A
                       Shares
-----------------------------------------------------------------------------------------------------------------


  (1) Total return for Advisor Shares of Schroder U.S. Smaller Companies Fund reflects pro forma information (based on Investor Share performance) through December 22, 1996, and actual total return from December 23, 1996 (the inception date of Advisor Shares of the Fund) through October 31, 1999. The actual annualized total return of Advisor Shares of the Fund from December 23, 1996 through October 31, 1999 was [ ]%.

From time to time, Schroder, State Street or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectuses. Any such waiver or assumption would increase a Fund's total return for each class of shares during the period of the waiver or assumption.

                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree Massachusetts 02184, is the Trust's registrar, transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services, and tax return preparation services. Their address is One Post Office Square, Boston, Massachusetts 02109.

                                  LEGAL COUNSEL

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

                              SHAREHOLDER LIABILITY

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

                              FINANCIAL STATEMENTS

The Reports of Independent Accountants, financial highlights, and financial statements in respect of each Fund are included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1999 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on December 30, 1999, (File No. 811-1911; Accession No. 0000912057-99-011065). That information is incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A


                          HOLDERS OF OUTSTANDING SHARES


To the knowledge of the Trust, as of February 18, 2000, no other person owned of record or beneficially 5% or more of the outstanding Investor or Advisor Shares of any Fund, except as set forth below.


-----------------------------------------------------------------------------------------------------------
                                                   CLASS                 Percentage of Outstanding Shares
                                                                                  OF CLASS OWNED
RECORD OR BENEFICIAL OWNER

-----------------------------------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
-----------------------------------------------------------------------------------------------------------
BALSA & Co.                                      Investor                             9.50%
C/o Chase Manhattan Bank
PO Box 1768
Grand Central Station
New York  NY  10163-1768
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc.                         Investor                             7.15%
Special Cust AC BOC
Attn:  Mutual Funds
101 Montgomery Street
San Francisco  CA  94104
-----------------------------------------------------------------------------------------------------------
First American Trust Co.                         Investor                            56.38%
The FBO Managed Omnibus Reinvest
421 N. Main Street
Santa Ana, CA  92701-4699
-----------------------------------------------------------------------------------------------------------
National Investors Services Corp                 Advisor                              6.10
For the  Exclusive  Benefit  of our
Customers
55 Water Street
New York, NY  10041-0001
-----------------------------------------------------------------------------------------------------------
American  Express Trust Co. for the              Advisor                              92.16
Benefit of American  Express  Trust
Retired Service Plan
P.O. Box 534
Minneapolis MN  55440
-----------------------------------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------------
SeaAlaska Corporation                            Investor                            17.44%
Permanent Fund
Attn: Barbara A. Searls/Patrick
Duke
1 SeaAlaska Plaza, Suite 400
Juneau, AK 99801-1245
-----------------------------------------------------------------------------------------------------------
Mac & Co.                                        Investor                            16.30%
Mutual Fund Operations
PO Box 3198
Pittsburgh  PA  15230-3198
-----------------------------------------------------------------------------------------------------------


                                      A-

-----------------------------------------------------------------------------------------------------------
State Street Bank Cutodian for                    Investor                            14.34%
Union College
C/O Specialized Trust Services
200 Newport Avenue
North Quincy, MA  02171-2145
-----------------------------------------------------------------------------------------------------------
Norwest Bank Minnesota NA                         Investor                             9.49%
FBO Norwest Foundation NIM
P.O. Box 1533
Minneapolis, MN  55480-1533
-----------------------------------------------------------------------------------------------------------
Northern Trust Company , Trustee                  Investor                            15.23%
FBO Paine Webber
P.O. Box 92956
Chicago, IL  60675-2956
-----------------------------------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
-----------------------------------------------------------------------------------------------------------
Schroder Investment Management                    Investor                            35.82%
Client Account
33 Gutter Lane
London EC2V 8AS
United Kingdom
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc.                          Investor                            39.27%
Special Customer Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------
Hudson-Webber Foundation                          Investor                            13.82%
333 West Fort Street, Suite 1310
Detroit, MI  48226-3149
-----------------------------------------------------------------------------------------------------------
National Investors Services Corp.                 Investor                             5.52%
55 Water Street
New York, NY  10041-0098
-----------------------------------------------------------------------------------------------------------
SCHRODER U.S. DIVERSIFIED GROWTH FUND
-----------------------------------------------------------------------------------------------------------
Wendel & Co. A/C 178075                           Investor                             11.78%
c/o The Bank of  New York
Mutual Fund/Reorg. Dept.
PO Box 1066
Wall Street Station
New York  NY  10268
-----------------------------------------------------------------------------------------------------------
Security Nominees Inc.                            Investor                             8.80%
1 State Street
New York  NY  10004-1417
-----------------------------------------------------------------------------------------------------------
Fox & Co.                                         Investor                             6.35%
PO Box 976
New York  NY  10268-0976
-----------------------------------------------------------------------------------------------------------
Wendel & Co.  A/C 056391                          Investor                             5.78%
c/o The Bank of New York
Mutual Fund/Reorg. Dept.
PO Box 1066
Wall Street Station
New York  NY  10268
-----------------------------------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND


                                      A-

-----------------------------------------------------------------------------------------------------------
                                                  Investor                             25.46
State Street Bank Successor Trustee
Attn:  Yvonne Lee
Defined Contribution Services
105 Rosemont Road, # Wesin
Westwood, MA  02090-2318
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                         Investor                             15.10
Special Cust Account FBO
Attn:  Mutual Funds
101 Montgomery Street
San Francisco  CA  94104-4122
-----------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co.                     Investor                             56.18
Trustee
The Hallmark Cards Master Trust
105 Rosemont Avenue
Westwood, MA  02090-2318
-----------------------------------------------------------------------------------------------------------
  SCHRODER MICRO CAP FUND
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                         Investor                            38.61%
Special  Cust AC for the Benefit of
Customer
ATTN Mutual Funds
101 Montgomery Street
San Francisco  CA  94104
-----------------------------------------------------------------------------------------------------------
Schroder     Capital     Management               Investor                             5.43
International Inc.
(Acct. No. 295779-5)
ATTN: Fergal Cassidy
787 7th Avenue, 34th Floor
New York  NY  10019
-----------------------------------------------------------------------------------------------------------
Schroder     Capital     Management               Investor                             8.54
International Inc.
(Acct. No. 362506-8)
ATTN: Fergal Cassidy
787 7th Avenue, 34th Floor
New York  NY  10019
-----------------------------------------------------------------------------------------------------------
Wexford Clearing Services Corp. FBO               Investor                             9.47
Tom Juda Nancy Juda Co-Ttees
410 S. Lucerne Blvd.
Los Angeles, CA 90020-4749
-----------------------------------------------------------------------------------------------------------
SCHRODER GREATER CHINA FUND
-----------------------------------------------------------------------------------------------------------
Schroder U.S. Holdings Inc.                       Investor                             98.69
ATTN:  Sharlene Louie
1633 Broadway, Floor 9
New York NY 10019-6708
-----------------------------------------------------------------------------------------------------------

                                      A-

                                   APPENDIX B


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.


          Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.


"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.


"B"     Fixed-income  securities  which are rated "B" generally  lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


"Caa"   Fixed-income securities which are rated "Caa" are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.


"Ca"    Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


"C"     Fixed-income  securities  which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



                                      B-

        Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

        Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".


        Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA"   Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor"s. Capacity to pay interest and repay principal is extremely strong.

"AA"    Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.


                                      B-

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B"   Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C"   The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor"s does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".


                                      B-

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                                      B-

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2000



This Statement of Additional Information (SAI) is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for Schroder Emerging Markets Fund Institutional Portfolio, as amended or supplemented from time to time. This SAI relates to the Fund's Investor Shares and Advisor Shares. Investor Shares and Advisor Shares are offered through separate Prospectuses, each dated March 1, 2000. This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Trust at 800-464-3108.


Certain disclosure has been incorporated by reference into this SAI from the Fund's annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY                                                                  1
FUND CLASSIFICATION                                                            1
CAPITALIZATION AND SHARE CLASSES                                               1
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS                      2
INVESTMENT RESTRICTIONS                                                       16
TRUSTEES AND OFFICERS                                                         17
SCHRODER AND ITS AFFILIATES                                                   21
INVESTMENT ADVISORY AGREEMENT                                                 21
ADMINISTRATIVE SERVICES                                                       23
DISTRIBUTOR                                                                   24
BROKERAGE ALLOCATION AND OTHER PRACTICES                                      26
DETERMINATION OF NET ASSET VALUE                                              28
REDEMPTIONS IN KIND                                                           29
TAXES                                                                         29
PRINCIPAL HOLDERS OF SECURITIES                                               31
PERFORMANCE INFORMATION                                                       33
CUSTODIAN                                                                     34
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT                                  34
INDEPENDENT ACCOUNTANTS                                                       34
LEGAL COUNSEL                                                                 34
SHAREHOLDER LIABILITY                                                         34
FINANCIAL STATEMENTS                                                          34
APPENDIX A - RATINGS OF CORPORATE DEBT INSTRUMENTS                           A-1

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Capital Funds (Delaware) was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust's Trust Instrument, which is governed by Delaware law, is on file with the Secretary of State of the State of Delaware. Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.


FUND CLASSIFICATION


         The Trust currently offers shares of beneficial interest of eight series with separate investment objectives and policies, one of which, Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), is covered in this SAI. The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Shares of the Fund are offered pursuant to the Prospectuses and this SAI. The Fund is a "non-diversified" investment company under the Investment Company Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.


CAPITALIZATION AND SHARE CLASSES


         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Fund's shares are presently divided into two classes, Investor Shares and Advisor Shares. Each class is offered through a separate Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to shareholder service fees, so that the performance of the Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period.


         The Fund may suspend the sale of shares at any time.


         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or a class of shares on matters affecting the Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class. Because Investor and Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS


         In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses, the Fund may employ other investment practices and may be subject to additional risks which are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this SAI, or by applicable law, the Fund may engage in each of the practices described below.


CERTAIN DERIVATIVE INSTRUMENTS


         Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. To the extent permitted under "Investment Restrictions" below and in the Prospectuses, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."


OPTIONS

         The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.


         COVERED CALL OPTIONS. The Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.


         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

         The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

         OPTIONS ON FOREIGN SECURITIES. The Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroder may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

         As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.


         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended, may also restrict the Fund's use of options.


FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes, the Fund may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Fund may invest, and on indices of debt securities. In addition, the Fund may purchase and sell stock index futures to hedge against changes in stock market prices. The Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities --assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by the Fund of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.


         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.


         HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.


         Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

         LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.


         OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.


FORWARD COMMITMENTS

         The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES


         The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


LOANS OF FUND PORTFOLIO SECURITIES


         The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.


FOREIGN SECURITIES

         The Fund may invest without limit in securities principally traded in foreign markets. The Fund may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

         In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.


         Special tax considerations apply to foreign securities.



         In determining whether to invest in securities of foreign issuers, Schroder will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.



EMERGING MARKET SECURITIES


         The Fund invests primarily in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


         In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


FOREIGN CURRENCY TRANSACTIONS

         The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

         The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


WARRANTS TO PURCHASE SECURITIES



         The Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.


ZERO-COUPON SECURITIES


         Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other series of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.


         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES


         As described in the Prospectuses, Schroder may at times judge that conditions in the securities markets make pursuing the Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS


         The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Fund. The Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The non-fundamental investment policies described in the Prospectuses and this SAI are not fundamental and may be changed by the Trustees, without shareholder approval.


The Fund will not:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

2. Invest in commodities or commodity contracts (other than hedging instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract);

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any hedging instruments which it may use as permitted by any of its other fundamental policies;

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

5. Lend money except in connection with the acquisition of debt securities that the Fund's investment policies and restrictions permit it to purchase. The Fund may make loans of portfolio securities and enter into repurchase agreements;

6. As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Trust or Schroder individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

7. As a non-fundamental policy, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation;

8.    Make short sales of securities;

9. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs);

10. Invest in real estate or in interests in real estate (but may purchase readily marketable securities of companies holding real estate or interests therein);

11. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

         All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

TRUSTEES AND OFFICERS


         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business.



         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 787 Seventh Avenue, New York, New York 10019.



         (*) Nancy A. Curtin, Trustee and Chairman of the Trust. 42. Trustee and Chairman, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Managing Director, Schroder. Director, Schroder Investment Management North America Limited. President and Director, Schroder Fund Advisors Inc. Formerly, Director, Barings Asset Management.


         David N. Dinkins, Trustee. 72. Trustee, Schroder Capital Funds and Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.


         John I. Howell, Trustee. 83. Trustee, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Director, American International Life Assurance Company of New York. Private consultant since 1987.


         Peter S. Knight, Trustee. 49. Trustee, Schroder Capital Funds and Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore '96.


         Peter E. Guernsey, Trustee. 78. Trustee, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Formerly, Senior Vice President, Marsh & McLennan, Inc.


         (*) Sharon L. Haugh, Trustee. 54. Trustee, Schroder Capital Funds and Schroder Series Trust. Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.

         William L. Means, Trustee. 64. Trustee, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.


         Clarence F. Michalis, Trustee. 78. Trustee, Schroder Capital Funds and Schroder Series Trust. Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.


         Hermann C. Schwab, Trustee. 80. Trustee, Schroder Capital Funds and Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.


         Alexandra Poe, President of the Trust. 39. First Vice President, Schroder. Senior Vice President, Secretary, and General Counsel, Schroder Fund Advisors Inc. President, Schroder Capital Funds and Schroder Series Trust. Assistant Secretary, Schroder Series Trust II. Formerly, Attorney, Gordon, Altman, Butowsky, Weitzen, Shalov & Wein and Vice President and Counsel, Citibank, N.A.


         Mark J. Astley, Vice President of the Trust. 36. First Vice President, Schroder. Formerly, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas.


         Robert G. Davy, Vice President of the Trust. 39. Director and Executive Vice President, Schroder. Director, Schroder Investment Management North America Limited. Formerly, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas.


         Margaret H. Douglas-Hamilton, Vice President of the Trust. 58. Director, Senior Vice President and Secretary, Schroder.


         Richard R. Foulkes, Vice President of the Trust. 54. Director and Deputy Chairman, Schroder. Director and Executive Vice President of Schroder Investment Management North America Limited.


         Michael Perelstein, Vice President of the Trust. 44. Director and Senior Investment Officer, Schroder. Formerly, Managing Director of MacKay - Shields Financial Corp.


         Catherine A. Mazza, Vice President of the Trust. 40. Director and Senior Vice President, Schroder. Executive Vice President and Director, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds, Schroder Series Trust, and Schroder Series Trust II. Formerly, Vice President, Alliance Capital Management L.P.

         Jane P. Lucas, Vice President of the Trust. 39. Senior Vice President, Schroder.



         Alan Mandel, Secretary, Treasurer, and Chief Financial Officer of the Trust. 42. Secretary, Schroder Capital Funds and Clerk, Schroder Series Trust. Treasurer and Chief Financial Officer, Schroder Capital Funds and Schroder Series Trust. Assistant Treasurer, Schroder Series Trust II. First Vice President, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management, and prior thereto, Chief Financial Officer and Vice President of Hyperion Capital Management.



         Fergal Cassidy, Assistant Treasurer of the Trust. 30. Assistant Treasurer, Schroder Capital Funds and Schroder Series Trust. Treasurer and Chief Financial Officer, Schroder Series Trust II. Vice President and Treasurer, Schroder. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Formerly, Senior Accountant, Concurrency Management Corp.


         John A. Troiano, Vice President of the Trust. 40. Director and Chief Executive, Schroder. Formerly, employed by affiliates of Schroder in various positions in the investment research and portfolio management areas.


         Ira L. Unschuld, Vice President of the Trust. 33. Director and Senior Vice President, Schroder.


         Carin Muhlbaum, Assistant Secretary of the Trust. 37. Assistant Secretary, Schroder Capital Funds and Assistant Clerk, Schroder Series Trust. Vice President, Schroder. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.


         Nicholas Rossi, Assistant Secretary of the Trust. 36. Assistant Secretary, Schroder Capital Funds and Assistant Clerk, Schroder Series Trust. Associate, Schroder. Assistant Vice President, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher and Fund Administrator, Furman Selz LLC.

--------------------
(*) Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.



         TRUSTEE COMPENSATION

         Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc. with the exception of Schroder Series Trust II, and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.



         The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 1999 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).

                            COMPENSATION TABLE

-------------------------------------------------------------------------


            (1)                     (2)                   (3)

          NAME OF                AGGREGATE      TOTAL COMPENSATION FROM
          TRUSTEE              COMPENSATION            TRUST AND
                                FROM TRUST        FUND COMPLEX PAID TO
                                                       TRUSTEES*

-------------------------------------------------------------------------
     DAVID N. DINKINS             $7,267                $16,250
-------------------------------------------------------------------------
     PETER E. GUERNSEY            $7,570                $26,500
-------------------------------------------------------------------------
      JOHN I. HOWELL              $9,426                $29,000
-------------------------------------------------------------------------
      PETER S. KNIGHT             $7,570                $17,000
-------------------------------------------------------------------------
    WILLIAM L. MEANS**            $7,570                $26,500
-------------------------------------------------------------------------
   CLARENCE F. MICHALIS           $7,570                $17,000
-------------------------------------------------------------------------
     HERMANN C. SCHWAB            $7,570                $17,000
-------------------------------------------------------------------------



* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds ("SCF"), Schroder Capital Funds II ("SCF II"), Schroder Series Trust ("SST"), and Schroder Series Trust II ("SST II"). The Trust, SCF, SCF II, SST, and SST II are considered part of the same "Fund Complex" for these purposes. SCF II ceased operations and was substantially liquidated in July 1999.


** Mr. Means was elected Trustee of the Trust on December 15, 1998.


         The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


SCHRODER AND ITS AFFILIATES


         Schroder (together with its predecessors) has served as the investment adviser for the Fund since its inception. Schroder is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly-owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in worldwide investment banking and investment management businesses, and as of June 30, 1999, had under management assets of approximately $208 billion. Schroder's address is 787 Seventh

Avenue, New York, New York 10019.


         In January 2000, Schroders plc agreed to sell its worldwide investment banking business to Salomon Smith Barney. The transaction, which is expected to be completed by May 2000, is subject to regulatory approvals and satisfaction of closing conditions. Schroders plc will retain its asset management businesses.


         Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder.


INVESTMENT ADVISORY AGREEMENT


         Under an Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Schroder (the "Advisory Agreement"), Schroder, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.



         Under the Advisory Agreement, Schroder is required to regularly provide the Fund with investment research, advice, and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of the Fund, and determines, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.



         Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.


         Under the Advisory Agreement, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Schroder's compensation under the Advisory Agreement may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.


         The Advisory Agreement provides that Schroder shall not be subject to any liability for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of it duties.


         The Advisory Agreement may be terminated without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroder on 60 days' written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the shareholders of the Fund, and the Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to the Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.


THE FORMER RELATED PORTFOLIO



         Prior to June 1, 1999, the Fund invested all of its assets in a related portfolio (the "Former Related Portfolio") having the same investment objective and substantially the same investment policies as the Fund. As long as the Fund remained completely invested in the Former Related Portfolio (or any other investment company), Schroder was not entitled to receive any investment advisory fee directly from the Fund.



         Schroder was the investment adviser to the Former Related Portfolio pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between Schroder and Schroder Capital Funds, on behalf of the Portfolio. Schroder received an investment advisory fee with respect to the Former Related Portfolio. The Portfolio Advisory Agreement was the same in all material respects as the Advisory Agreement between the Trust on behalf of the Fund and Schroder. The Fund bore a proportionate part of the investment advisory fees paid by the Former Related Portfolio (based on the percentage of the Former Related Portfolio's assets attributable to the Fund's investment).



RECENT INVESTMENT ADVISORY FEES.



         The following table sets forth the investment advisory fees paid by the Fund during the three most recent fiscal years, including fees paid indirectly through the Former Related Portfolio (for periods through May 31, 1999) and directly to Schroders (since June 1, 1999). The fees listed in the table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

---------------------------------------------------------------------------------------

Investment Advisory  Fees      Investment Advisory  Fees    Investment Advisory  Fees
Paid for Fiscal Year Ended     Paid for Fiscal Year Ended   Paid for Fiscal Year
10/31/99                       10/31/98                     Ended 10/31/97
---------------------------------------------------------------------------------------
$1,768,367                     $1,265,439                   $1,778,645
---------------------------------------------------------------------------------------


FEE WAIVERS



         For the periods shown above, portion of the advisory fees payable to Schroder (including fees payable by the Former Related Portfolio prior to June 1, 1999) were waived in the following amounts during the three most recent fiscal years pursuant to expense limitations and/or waivers observed by Schroder for the Fund during such periods.

---------------------------------------------------------------------------------------

Fees Waived During Fiscal      Fees Waived During Fiscal    Fees Waived During Fiscal
Year Ended 10/31/99            Year Ended 10/31/98          Year Ended 10/31/97
---------------------------------------------------------------------------------------

$396,154                       $496,353                     $472,493
---------------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES

         On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         For providing administrative services Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.



         Effective June 1, 1999, the Trust entered into a subadministration agreement with State Street Bank and Trust Company ("State Street"). Under that agreement, the Trust, together with all mutual funds managed by Schroder and certain related entities, pay fees to State Street based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The subadministration agreement is terminable with respect to the Fund without penalty, at any time, by the Trust upon 60 days' written notice to State Street or by State Street upon 60 days' written notice to the Trust. Prior to June 1, 1999, Forum Administrative Services, LLC ("FAdS") provided certain administrative services to the Funds according to a different fee schedule than the schedule currently payable to Schroder Fund Advisors Inc. and State Street.



         State Street also provides certain accounting services to the Trust. The Trust compensates State Street on a basis approved by the Trustees.



         Prior to June 1, 1999, Forum Administrative Services, LLC ("FAdS") provided certain administrative services to the Funds. During the three most recent fiscal years, the Fund paid the following fees to Schroder Fund Advisors Inc., State Street, and FAdS pursuant to the administration agreement and the subadministration agreements. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.



---------------------------------------------------------------------------------------

Administration Fees Paid for   Administration Fees Paid     Administration Fees Paid
Fiscal Year Ended 10/31/99     for Fiscal Year Ended        for Fiscal Year Ended
                               10/31/98                     10/31/97
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Schroder Fund Advisors Inc.    Schroder Fund Advisors       Schroder Fund Advisors
$183,235                       Inc.                         Inc. $225,571
                               $176,172
FAdS  $126,867
                               FAdS  $264,261               FAdS  $325,948
State Street  $93,727
                                         N/A                       N/A
---------------------------------------------------------------------------------------


DISTRIBUTOR


         Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of the Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.



         DISTRIBUTION PLAN FOR ADVISOR SHARES. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act pursuant to which the Fund may pay the Distributor compensation in an amount limited in any fiscal year to the annual rate of 0.25% of the Fund's average daily net assets attributable to Advisor Shares. The Trustees have not authorized any payments under the Distribution Plan, although they may at any time authorize payments at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The Distribution Plan also relates to payments made pursuant to the Trust's Shareholder Servicing Plan for Advisor Shares (which will not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Advisor Shares), to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares. See "Shareholder Servicing Plan for Advisor Shares" below.



         The various costs and expenses that may be paid or reimbursed under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

         The Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.


         SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. The Fund has also adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares. Under the Service Plan, the Fund pays fees to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. The Distributor may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders.

         In return for providing these support services, a Service Organization may receive payments from the Distributor at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of the Fund for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Advisor Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request. Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts which might be paid to the Service Organization by the Distributor. Please contact your Service Organization for details.


         The following table shows the aggregate amounts paid by the Fund to the Distributor under the Service Plan during the three most recent fiscal years. All of such amounts were, in turn, repaid by the Distributor to Service Organizations.



---------------------------------------------------------------------------------------
Fees Paid Pursuant to          Fees Paid Pursuant to        Fees Paid Pursuant to
Service Plan During Fiscal     Service Plan During Fiscal   Service Plan During
Year Ended 10/31/99            Year Ended 10/31/98          Fiscal Year Ended 10/31/97
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
$70,375                        $58,775                      $43,522
---------------------------------------------------------------------------------------

BROKERAGE ALLOCATION AND OTHER PRACTICES


         Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Fund and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Fund and for other clients advised by Schroder. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Fund.



         BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroder and its affiliates receive such services.


         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Advisory Agreement, Schroder may cause the Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.


         To the extent permitted by law, the Fund may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co.") or Lewco Securities Corp. ("Lewco"), each of which is an affiliate of Schroder, or with unaffiliated brokers who trade or clear through Schroder & Co. or Lewco, to effect securities transactions on U.S. exchanges, or Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder, to effect securities transactions on various foreign securities exchanges on which Schroder Securities has trading privileges. Consistent with regulations under the Investment Company Act, the Fund has adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Funds pay to Schroder & Co., Lewco, and Schroder Securities do not exceed the usual and customary broker's commission. The procedures require periodic review of these transactions by the Trustees. In addition, the Fund will adhere to the rule, under the Securities Exchange Act, governing floor trading. This rule permits the Fund to effect, but not execute, exchange listed securities transactions with Schroder & Co. and Lewco, each of which pays a portion of the brokerage commissions it receives from the Fund to the brokers executing the transactions. Also, due to securities law limitations, the Fund may be required to limit purchases of securities in a public offering if Schroder & Co., Lewco, Schroder Securities, or one of their affiliates is a member of the syndicate for that offering.


         The Fund does not have any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co., Lewco, or Schroder Securities, and will not direct brokerage to Schroder & Co., Lewco, or Schroder Securities in recognition of research services.


         The following table shows the aggregate brokerage commissions paid by the Fund for the three most recent fiscal years. The amounts listed represent aggregate brokerage commissions paid by the Former Related Portfolio and the Fund. The Fund paid no brokerage commission to Schroder & Co., Lewco, or Schroder Securities in the most recent fiscal years.


---------------------------------------------------------------------------------------
Brokerage Commissions Paid     Brokerage Commissions Paid   Brokerage Commissions
During Fiscal Year Ended       During Fiscal Year Ended     Paid During Fiscal Year
10/31/99                       10/31/98                     Ended 10/31/97
---------------------------------------------------------------------------------------
$1,056,676                     $1,013,671                   $1,413,998
---------------------------------------------------------------------------------------



         For the fiscal year ended October 31, 1999, the Fund paid [$ ] in brokerage commissions to brokers and dealers in transactions identified as having been executed on the basis of research and other services provided by the broker or dealer, which amount represented approximately [ ]% of the total brokerage commissions paid by the Fund.



DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each class of shares of the Fund are determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

         The Trustees have established procedures for the valuation of the Fund's securities, which are summarized as follows:


         Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.



          All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.



          Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.



          If any securities held by the Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.



         The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Fund's books of account. Expenses with respect to any two or more series of the Trust or classes may be allocated in proportion to the net asset values of the respective series or classes except where allocations of direct expenses can otherwise be fairly made to a specific series or class.



REDEMPTIONS IN KIND



         The Trust had agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. The Trust does not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.


TAXES

         The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").



         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income

(including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).


         If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year.



         The Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by the Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by the Fund for the preceding year. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.



         Upon the disposition of shares of the Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20%. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same or another Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.


         With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.



         If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark to market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short term capital losses into long term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.


         Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.


         The Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back up withholding.



         This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI. The foregoing is primarily a summary of certain federal tax consequences of investing in the Fund. You should consult your tax advisor for more information about your own tax situation, including possible state and local taxes.


PRINCIPAL HOLDERS OF SECURITIES


         To the knowledge of the Trust, as of February 18, 2000, no person owned beneficially 25% or more of the outstanding voting securities of the Fund, the Trust is not aware of any other person that may control the Fund.

         As of February 18, 2000, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of either class of the Fund. [NOTE:CONFIRM]


         To the knowledge of the Trust, as of February 18, 2000, no other person owned of record or beneficially more than 5% of the outstanding Investor or Advisor Shares of the Fund, except as set forth below.


                                                                          PERCENTAGE OF OUTSTANDING
RECORD OR BENEFICIAL OWNER                          CLASS                   SHARES OF CLASS OWNED
--------------------------                          -----                 --------------------------
The Robert Wood Johnson Foundation                 Investor                             22.82%
Attn:  John Gilliam
P.O. Box 2316
College Road at Rt. One
Princeton, NJ 08543-2316

University of Chicago                              Investor                             18.12%
ATTN KATHY HSU
450 N Cityfront Plaza Drive
Suite 440
Chicago, IL 60611-5508

State Street Bank & Trust Co.                      Investor                              6.19%
The Merck Company Foundation
One Merck Drive
PO Box 300 WS 3AF-05
Whitehouse Station, NJ 08889-0100

The California Endowment                           Investor                             31.27%
ATTN  ALEX HSIAO
21650 Oknard Street
Suite 1200
Woodland Hills, CA 91367-7815



Banc of America Securities LLC                     Advisor                              89.03%
ATTN: MUTUAL FUND DEPT.
600 Montgomery Street
San Francisco, CA 94111-2702

Jupiter & Co                                       Advisor                              10.06%
C/o Investors Bank & Trust
PO Box 9130 FPG90
Boston, MA 02117-9130





PERFORMANCE INFORMATION

         Average annual total return of a class of shares of the Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.



         ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular class of the Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to that class of shares. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for the Fund's shares may be compared to various indices.

          The table below sets forth the average annual total return of Investor Shares of the Fund for the one-year period ended October 31, 1999, and for the period from the commencement of the Fund's operations until October 31, 1999. The table also sets forth average annual total return information for the Fund's Advisor Shares, which includes estimated pro forma information based on the performance of the Fund's Investor Shares for periods prior to the inception date of Advisor Shares. Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.
BECAUSE THE EXPENSES ATTRIBUTABLE TO THE FUND'S ADVISOR SHARES ARE HIGHER THAN THOSE ATTRIBUTABLE TO ITS INVESTOR SHARES, THE PERFORMANCE OF THE FUND'S
ADVISOR SHARES WILL NORMALLY BE LESS THAT THE PERFORMANCE OF ITS INVESTOR
SHARES OVER THE SAME PERIOD.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 1999

------------------------------------------------------------------------------------------------
                                         SINCE INCEPTION                        INCEPTION DATE
                                             OF FUND          INCEPTION DATE       OF CLASS
        CLASS              1 YEAR         (ANNUALIZED)           OF FUND
------------------------------------------------------------------------------------------------
Investor Shares            36.27%            1,42%               3/31/95           3/31/95

Advisor Shares*                 %            1.51%                                 11/21/96

                           36.05%
------------------------------------------------------------------------------------------------



* Total return for Advisor Shares of the Fund reflects pro forma information (based on Investor Share performance) through November 20, 1996, and actual total return from November 21, 1996 (the inception date of Advisor Shares of the Fund) through October 31, 1999. The actual total return of Advisor Shares of the Fund from November 21, 1996 through October 31, 1999 was 2.06%.


         From time to time, Schroder, State Street or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of the Fund in order to reduce the Fund's expenses, as described in the Fund's current Prospectuses. Any such waiver or assumption would increase the Fund's total return for each class of shares during the period of the waiver or assumption.









CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services and tax return preparation services. Their address is One Post Office Square, Boston, Massachusetts 02109.

LEGAL COUNSEL

         Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.




SHAREHOLDER LIABILITY

         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS



         The Report of Independent Accountants, financial highlights, and financial statements of the Fund are included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1999 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on December 30, 1999 (File No. 811-1911; Accession
Number: 0000912057-99-011046). That information is incorporated by reference into this Statement of Additional Information.


A-

APPENDIX A


RATINGS OF CORPORATE DEBT INSTRUMENTS



A-

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"   Fixed-income  securities  which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


A-

"Ca"   Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"    Fixed-income  securities  which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA"   Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than


A-
fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"   The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C"    The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI"   The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR"   Indicates that no rating has been  requested,  that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

       Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

       Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and


A-
tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"AA-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) Trust Instrument of Registrant Amended and Restated as of March 13, 1998 (see Note 1).

(b)  Bylaws of Registrant dated September 8, 1995 (see Note 2).

(c) See the following Articles and Sections in the Trust Instrument filed as Exhibit (a): Article II, Sections 2.03, 2.04, 2.06, 2.08, 2.09, 2.10, 2.11;
     Article III, Section 3.08; Article VII; Article IX; and Article X, Section 10.03.

(d) (1) Form of Amended and Restated Investment Advisory Agreement between the Trust and Schroder Investment Management North America Inc. ("SIM N.A.") dated as of September 15, 1999 with respect to Schroder Greater China Fund and Schroder Cash Reserves Fund (see Note 7).

     (2) Form of Amended and Restated Investment Advisory Agreement between the Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder U.S. Diversified Growth Fund (see Note 7).

     (3) Form of Amended and Restated Investment Advisory Agreement between the Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder U.S. Smaller Companies Fund, Schroder Latin America Fund and Schroder International Equity Fund (see Note 7).

     (4) Form of Amended and Restated Investment Advisory Agreement between the Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder International Smaller Companies Fund and Schroder Global Asset Allocation Fund (see Note 7).

     (5) Form of Amended and Restated Investment Advisory Agreement between the Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder Emerging Markets Fund Institutional Portfolio (see Note 7).

     (6) Form of Amended and Restated Investment Advisory Agreement between the Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder Micro Cap Fund (see Note 7).

     (7) Form of Amended and Restated Investment Advisory Agreement between the Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder Emerging Markets Fund (see Note 7).

     (8) Form of Amended and Restated Investment Sub-Advisory Agreement among the Trust, SIM N.A. and Schroder Investment Management International Ltd. dated as of September 15, 1999, with respect to Schroder International Smaller Companies Fund (see Note 7).

(e) Form of Distribution Agreement between the Trust and Schroder Fund Advisors Inc. dated as of September 15, 1999 (see Note 7).

(f)  Not Applicable.

(g) Custodian Contract between the Trust and State Street Bank and Trust Company dated as of May 31, 1999 (see Note 6).

(h) (1) Administration Agreement between the Trust and Schroder Fund Advisors Inc. is filed herewith.

     (2) Sub-administration Agreement among Schroder Fund Advisors, Inc., the Trust, Schroder Capital Funds, Schroder Series Trust II and State Street Bank and Trust Company dated as of June 1, 1999 (see Note 6).

     (3) Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated as of May 28, 1999 (see Note 6).

     (4) Shareholder Service Plan adopted by the Trust with respect to Schroder Greater China Fund (see Note 4).

(i)  Opinion of Morris, Nichols, Arsht & Tunnell is filed herewith.

(j)  (1) Consent of PricewaterhouseCoopers LLP is filed herewith.

     (2) Consent of PricewaterhouseCoopers LLP for Schroder Emerging Markets Fund Institutional Portfolio is filed herewith.

(k)  No financial statements were omitted from Item 22.

(l)  Not Applicable.

(m)  Distribution Plan with respect to Advisor Shares (see Note 3).

(n)  Multiclass (Rule 18f-3) Plan adopted by Trust (see Note 5).

(o) Power of Attorney for Nancy A. Curtin, David N. Dinkins, Peter E. Guernsey, Sharon L. Haugh, John I. Howell, Peter S. Knight, Alan M. Mandel, William
     L. Means, Clarence F. Michalis, Hermann C. Schwab (see Note 7).

Notes:

1. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 68 via EDGAR on September 30, 1998, accession number 0001004402-98-000531.

2. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 61 via EDGAR on April 18, 1997, accession number 0000912057-97-013527.

3. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 63 via EDGAR on July 18, 1997, accession number 001004402-97-000035.

4. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 67 via EDGAR on July 17, 1998, accession number 001004402-98-000399.

5. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 65 via EDGAR on January 27, 1998, accession number 0001004402-98-000053.

6. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 74 via EDGAR on July 12, 1999, accession number 0001047469-99-027251.

7. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 75 via EDGAR on September 30, 1999, accession number 0001047469-99-037395.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25. INDEMNIFICATION.

Section 10.02 of the Registrant's Trust Instrument reads as follows:

"(a) Subject to the exceptions and limitations contained in subsection 10.02(b):
"(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; "(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

"(b) No indemnification shall be provided hereunder to a Covered Person: "(i) who shall have been adjudicated by a court or body before which the proceeding was brought: (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office; or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or "(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

"(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

"(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Subsection 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(a) Schroder Investment Management North America Inc. The directors and officers of Schroder Investment Management North America Inc. ("SIM N.A.") have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIM N.A. or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of SIM N.A. or certain of its corporate affiliates are as follows: Stefan Bottcher, Director of SIM N.A., who was Director, Robert Fleming; Robert R. Coby, Director of SIM N.A., who was President and Chief Operating Officer at Lynch & Mayer; Nancy A. Curtin, Managing Director and Senior Vice President of SIM N.A., who was Director, Barings Asset Management; Barbara Brooke Manning, First Vice President and Chief Compliance Officer of SIM N.A., who was

Senior Manager, Ernst & Young LLP; and Robert C. Michele, Director and Managing Director of SIM N.A., who was Managing Director, BlackRock Financial Management. The address of SIM N.A. and Schroder Fund Advisors is 787 Seventh Avenue, 34th Floor, New York, NY 10019.


The addresses of certain corporate affiliates of SIM N.A. are as follows:
Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, are located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong. Schroder Investment Management (Australasia) Limited is located at 225 George Place, Sydney Australia. PT Schroder Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom. Schroder Fund Advisors Inc. and SIM N.A. are located at 787 Seventh Avenue, 34th Floor, New York, NY 10019.


(b) Schroder Investment Management International Ltd. The directors and officers of Schroder Investment Management International Ltd. ("SIMIL") have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIMIL or certain of its corporate affiliates. The addresses of certain corporate affiliates of SIM N.A. are as follows: Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, are located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong. Schroder Investment Management (Australasia) Limited is located at 225 George Place, Sydney Australia. PT Schroder Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom. Schroder Fund Advisors Inc. and SIM N.A. are located at 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Schroder Fund Advisors Inc., the Registrant's principal underwriter, also serves as principal underwriter for Schroder Series Trust and Schroder Series Trust II.

(b) Following is information with respect to each officer and director of Schroder Fund Advisors Inc., the Distributor of the Trust's shares:

--------------------------------------------------------------------------------------------------
NAME                   POSITION WITH UNDERWRITER              POSITION WITH REGISTRANT
--------------------------------------------------------------------------------------------------
Nancy A. Curtin        Vice Chairman and Director             Chairman and Trustee
--------------------------------------------------------------------------------------------------
Catherine A. Mazza     Executive Vice President and Director  Vice President
--------------------------------------------------------------------------------------------------
Sharon L. Haugh        Chairman and Director                  Trustee
--------------------------------------------------------------------------------------------------
Fergal Cassidy         Treasurer and Chief Financial Officer  None
--------------------------------------------------------------------------------------------------
Alexandra Poe          General Counsel, Senior Vice           President
                       President, Secretary and Director
--------------------------------------------------------------------------------------------------
Alan M. Mandel         Senior Vice President and Director     Treasurer and Secretary
--------------------------------------------------------------------------------------------------
Frances Selby          Senior Vice President and Director     None
--------------------------------------------------------------------------------------------------
David Robertson        Senior Vice President and Director     None
--------------------------------------------------------------------------------------------------

The principal business address for each person is 787 Seventh Avenue, New York, New York 10019 except for Nancy A. Curtin, whose business address is 31 Gresham St., London EC2V 7QA, United Kingdom.

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of SIM N.A. (investment management records) and Schroder Fund Advisors Inc. (administrator and distributor records), 787 Seventh Avenue, New York, New York 10019, except that certain items are maintained at State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and Two Heritage Drive, N. Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES.

None.

ITEM 30. UNDERTAKINGS.

Registrant undertakes to furnish upon request and without charge to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders relating to the fund to which the prospectus relates.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment number 76 to the Registrant's registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on February 29, 2000.

Schroder Capital Funds (Delaware)
By: /s/ Alexandra Poe
Name: Alexandra Poe
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 29, 2000.


By: /s/ Alexandra Poe
Name: Alexandra Poe
Title: President


By: /s/ Alan M. Mandel
Name: Alan M. Mandel
Title: Treasurer

A majority of the Trustees:

* Nancy A. Curtin, Trustee
* David N. Dinkins, Trustee
* Peter E. Guernsey, Trustee
* Sharon L. Haugh, Trustee
* John I. Howell, Trustee
* Peter S. Knight, Trustee
* William L. Means, Trustee
* Clarence F. Michalis, Trustee
* Hermann C. Schwab, Trustee


By: /s/ Alexandra Poe
Alexandra Poe Attorney-in-Fact*

* Pursuant to power of attorney filed as Other Exhibit to this registration statement.

                                  EXHIBIT LIST

    Exhibit
    Number                            Description
    -----                             -----------
(h)(1)             Administration Agreement

(i)                Opinion of Morris, Nichols, Arsht & Tunnell

(j)(1)             Consent of PricewaterhouseCoopers LLP

(j)(2)             Consent of PricewaterhouseCoopers  LLP for Schroder
                   Emerging Markets Fund Institutional Portfolio